                                                                   EXHIBIT 10.44

                                CREDIT AGREEMENT

                                   DATED AS OF

                                JANUARY 27, 2003

                                      AMONG

                    ST. MARY LAND & EXPLORATION COMPANY,
                                  AS BORROWER,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                            AS ADMINISTRATIVE AGENT,

                    BANK ONE, NA AND WELLS FARGO BANK, N.A.,
                            AS CO-SYNDICATION AGENTS,

                  ROYAL BANK OF CANADA AND COMERICA BANK-TEXAS,
                           AS CO-DOCUMENTATION AGENTS,

                                       AND

                            THE LENDERS PARTY HERETO

                           $300,000,000 SENIOR SECURED
                            REVOLVING CREDIT FACILITY

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                       i

                                       ii

Section 11.09   Authority of Administrative Agent to Release Collateral

                                      iii

         Annex I           List of Maximum Credit Amounts
`
         Exhibit A         Form of Note
         Exhibit B         Form of Compliance Certificate
         Exhibit C         Form of Legal Opinion of Ballard Spahr Andrews &
                           Ingersoll,  LLP,  special  counsel to the Borrower
                           and the Guarantors
         Exhibit D-1       Security Instruments
         Exhibit D-2       Form of Guaranty Agreement
         Exhibit E         Form of Assignment and Assumption
         Exhibit F-1       Form of Maximum Credit Amount Increase Certificate
         Exhibit F-2       Form of Additional Lender Certificate

         Schedule 7.05     Litigation
         Schedule 7.15     Subsidiaries and Partnerships; Non-Material
                           Subsidiaries
         Schedule 7.19     Gas Imbalances
         Schedule 7.20     Marketing Contracts
         Schedule 7.21     Swap Agreements
         Schedule 7.24     Material Agreements
         Schedule 9.05(a)  Investments
         Schedule 9.05(h)  Existing Investments (Non-Oil and Gas)

                                       iv

         THIS CREDIT AGREEMENT dated as of January 27, 2003, is by and among ST.
MARY LAND &  EXPLORATION  COMPANY,  a  corporation  duly formed and existing under the laws of the State of Delaware  (the  "Borrower");  each of the Lenders
                                                --------
from time to time party hereto;  WACHOVIA  BANK,  NATIONAL  ASSOCIATION  (in its individual  capacity,  "Wachovia"),  as administrative agent for the Lenders (in
                        --------
such   capacity,   together   with  its   successors  in  such   capacity,   the
"Administrative   Agent")  BANK  ONE,  NA  and  WELLS  FARGO  BANK,   N.A.,   as
 ----------------------
Co-Syndication  Agents;  and ROYAL BANK OF CANADA and COAMERICA  BANK-TEXAS,  as
Co-Documentation Agents.

                                 R E C I T A L S
                                 ---------------

         A.   The Borrower has requested that the Lenders provide certain  loans to and extensions of credit on behalf of the Borrower.

         B.   The  Lenders  have  agreed to  make such  loans and  extensions of credit subject to the terms and conditions of this Agreement.

         C.   In consideration  of the mutual  covenants and  agreements  herein contained  and of the  loans, extensions  of credit and  commitments hereinafter referred to, the parties hereto agree as follows:

                                   ARTICLE 1
                       Definitions and Accounting Matters

         Section 1.01 Terms Defined Above. As used in this Agreement,  each term
                      -------------------
defined above has the meaning indicated above.

         Section 1.02 Certain  Defined  Terms.  As used in this  Agreement,  the
                      -----------------------
following terms have the meanings specified below:

         "ABR",  when  used in  reference  to any Loan or  Borrowing,  refers to
          ---
whether such Loan, or the Loans comprising such Borrowing,  are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Acquisition"  means the  acquisition by the Borrower of certain assets
          -----------
of Flying J Oil &  Gas,  Inc.  ("Flying J") and Big West Oil &  Gas Inc.
                                     --------
("Big  West")  pursuant to the terms and  conditions  contained  in that certain
  ---------
Purchase and Sale  Agreement  dated as of December 13, 2002, by and among Flying
J, Big West and the Borrower (the "Purchase and Sale Agreement").
                                   ---------------------------

         "Acquisition Date" means the date the Acquisition is consummated, which
          ----------------
shall occur no later than February 15, 2003.

         "Additional  Lender" has the  meaning  assigned to such term in Section
          ------------------
2.06(c)(i).

         "Additional  Lender  Certificate" has the meaning assigned to such term
          -------------------------------
in Section 2.06(c)(ii)(F).

         "Adjusted LIBO Rate" means,  with respect to any  Eurodollar  Borrowing
          ------------------
for any  Interest  Period,  an  interest  rate per annum  (rounded  upwards,  if necessary,  to the next 1/16 of 1%) equal to (a) the LIBO Rate for such  Interest
Period multiplied by (b) the Statutory Reserve Rate.

         "Administrative Questionnaire" means an Administrative Questionnaire in
          ----------------------------
a form supplied by the Administrative Agent.

         "Affected Loans" has the meaning assigned such term in Section 5.05.
          --------------

         "Affiliate"  means, with respect to a specified Person,  another Person
          ---------
that directly, or indirectly through one or more intermediaries,  Controls or is
Controlled by or is under common Control with the Person specified.

         "Aggregate  Commitment"  at any time means the aggregate  amount of the
          ---------------------
Commitments  of all the  Lenders,  as  reduced  or  increased  from time to time pursuant to the terms hereof;  provided that the Aggregate  Commitment shall not
                               -------- ----
at any time exceed the then  effective  Borrowing  Base.  The initial  Aggregate
Commitment is $150,000,000.

         "Aggregate  Revolving Credit Exposures" at any time means the aggregate
          -------------------------------------
amount of the Revolving Credit Exposures of all of the Lenders.

         "Agreement" means this Credit  Agreement,  as the same may from time to
          ---------
time be amended, modified, supplemented or restated.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the
          -------------------
greater  of (a) the Prime  Rate in effect on such day or (b) the  Federal  Funds
Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate
Base Rate due to a change in the Prime Rate or the Federal Funds  Effective Rate
shall be effective  from and including the effective  date of such change in the
Prime Rate or the Federal Funds Effective Rate, respectively.

         "Applicable Margin" means, for any day, with respect to any ABR Loan or
          -----------------
Eurodollar  Loan, or with respect to any commitment fees payable  hereunder,  as the case may be, the rate per annum set forth in the Borrowing Base  Utilization
Grid below based upon the Borrowing Base Utilization Percentage then in effect:

----------------------------------------------------------------------------
                         Borrowing Base Utilization Grid
----------------------------------------------------------------------------
Borrowing Base
Utilization Percentage   <50%  =>50%<75% =>75%<90%  =>90%
------------------------ ------------ ------------ ------------ ------------
Eurodollar Loans            1.250%         1.500%      1.750%      2.000%
------------------------ ------------ ------------ ------------ ------------
ABR Loans                   0.000%         0.250%      0.500%      0.750%
------------------------ ------------ ------------ ------------ ------------
Commitment Fee Rate         0.300%         0.375%      0.375%      0.500%
------------------------ ------------ ------------ ------------ ------------

         Each change in the  Applicable  Margin  shall  apply  during the period commencing  on the  effective  date  of  such  change  and  ending  on the  date immediately  preceding  the  effective  date of the next such change,  provided, however,  that if at any time the  Borrower  fails to  deliver a Reserve  Report pursuant  to Section  8.12(a),  then until  such time as the  Reserve  Report is delivered the "Applicable Margin" means the rate per annum set forth on the grid
               -----------------
when the Borrowing Base Utilization Percentage is at its highest level.

         "Applicable   Percentage"  means,  with  respect  to  any  Lender,  the
          -----------------------
percentage of the Aggregate Commitments  represented by such Lender's Commitment as such percentage is set forth on Annex I.

         "Approved  Counterparty"  means (a) any  Lender or any  Affiliate  of a
          ----------------------
Lender and (b) any other Person whose long term senior  unsecured debt rating is
BBB+/Baa1 by S&P or Moody's (or their equivalent) or higher.

         "Approved Fund" means (a) a CLO and (b) with respect to any Lender that
          -------------
is a fund which  invests in bank loans and  similar  extensions  of credit,  any other fund that  invests in bank loans and similar  extensions  of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Approved  Petroleum  Engineers"  means (a)  Netherland,  Sewell  &
          ------------------------------
Associates,  Inc., (b) Ryder Scott Company Petroleum  Consultants,  L.P. and (c)
any  other  independent   petroleum  engineers  reasonably   acceptable  to  the
Administrative Agent.

         "Assignments"  means (a) the  Assignment of Notes and Liens dated as of
          -----------
even date  herewith  from each Former  Lender to the Former  Agent,  and (b) the
Assignment  of  Undivided  Interest  in Notes  and  Liens  dated as of even date herewith  from  the  Former  Agent  to the  Administrative  Agent,  whereby  the indebtedness  of the Borrower to the Former  Lenders  under the Existing  Credit
Agreement,  together  with all Liens  securing  the  payment  thereof,  has been assigned to the Lenders and, to the extent set forth therein, the Administrative
Agent.

         "Assignment and Assumption" means an assignment and assumption  entered
          -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)),  and accepted by the Administrative Agent, in the form of Exhibit E or any other form approved by the Administrative Agent.

         "Availability Period" means the period from and including the Effective
          -------------------
Date to but excluding the Termination Date.

         "Board" means the Board of Governors of the Federal  Reserve  System of
          -----
the United States of America or any successor Governmental Authority.

         "Borrowing" means Loans of the same Type, made,  converted or continued
          ---------
on the same  date and,  in the case of  Eurodollar  Loans,  as to which a single
Interest Period is in effect.

         "Borrowing  Base"  means at any  time an  amount  equal  to the  amount
          ---------------
determined  in  accordance  with Section  2.07, as the same may be adjusted from time to time  pursuant  to Section  8.13(c),  Section  9.12 or Section  9.13(e);
provided  that the Borrowing  Base shall not any time exceed the Maximum  Credit
--------  ----
Amount.

         "Borrowing  Base  Utilization  Percentage"  means,  as of any day,  the
          ----------------------------------------
fraction  expressed as a  percentage,  the  numerator of which is the  Aggregate
Revolving  Credit  Exposures of the Lenders on such day, and the  denominator of which is the Borrowing Base in effect on such day.

         "Borrowing  Request" means a request by the Borrower for a Borrowing in
          ------------------
accordance with Section 2.03.

         "Business  Day" means any day that is not a  Saturday,  Sunday or other
          -------------
day on which commercial banks in Charlotte, North Carolina or Houston, Texas are authorized  or  required by law to remain  closed;  and if such day relates to a
Borrowing  or  continuation  of, a payment  or  prepayment  of  principal  of or interest  on,  or a  conversion  of or  into,  or the  Interest  Period  for,  a
Eurodollar  Loan or a notice by the Borrower with respect to any such  Borrowing or continuation,  payment,  prepayment,  conversion or Interest Period,  any day which is also a day on which dealings in dollar  deposits are carried out in the
London interbank market.

         "Capital  Leases"  means,  in respect of any Person,  all leases  which
          ---------------
shall have been,  or should  have been,  in  accordance  with GAAP,  recorded as capital leases on the balance sheet of the Person liable (whether  contingent or otherwise) for the payment of rent thereunder.

         "Casualty Event" means any uninsured loss, uninsured casualty or other
          --------------
uninsured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or any of its Material Subsidiaries having a fair market value in excess of
$1,000,000.

         "Change in Control" means (a) the acquisition of ownership, directly or
          -----------------
indirectly,  beneficially  or of  record,  by any  Person or group  (within  the meaning  of the  Securities  Exchange  Act of  1934  and  the  rules  of the SEC thereunder as in effect on the date hereof),  of Equity  Interests  representing more than 30% of the aggregate  ordinary voting power  represented by the issued and outstanding  Equity Interests of the Borrower,  (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons  who were  neither (i)  nominated  by the board of  directors  of the
Borrower nor (ii) appointed by directors so nominated or (c) the  acquisition of direct or indirect Control of the Borrower by any Person or group.

         "Change in Law" means (a) the adoption of any law,  rule or  regulation
          -------------
after the date of this Agreement,  (b) any change in any law, rule or regulation or in the  interpretation or application  thereof by any Governmental  Authority after the date of this  Agreement or (c) compliance by any Lender or the Issuing
Bank (or, for purposes of Section 5.01(b)), by any lending office of such Lender or by such  Lender's or the Issuing  Bank's  holding  company,  if any) with any request,  guideline or directive (whether or not having the force of law) of any
Governmental Authority made or issued after the date of this Agreement.

         "CLO" means any entity  (whether a corporation,  partnership,  trust or
          ---
otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar  extensions  of credit in the  ordinary  course of its business  and is  administered  or managed by a Lender or an  Affiliate  of such
Lender.

         "Code" means the Internal Revenue Code of 1986, as amended from time to
          ----
time, and any successor statute.

         "Commitment" means, with respect to each Lender, the commitment of such
          ----------
Lender  to make  Loans  and to  acquire  participations  in  Letters  of  Credit hereunder,  expressed as an amount  representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a)
modified  from time to time  pursuant to Section 2.06 and (b) modified from time to time  pursuant  to  assignments  by or to such  Lender  pursuant  to  Section
12.04(b).  The amount representing each Lender's Commitment shall at any time be the lesser of such Lender's Applicable  Percentage of the Aggregate  Commitment.
The  amount of each  Lender's  initial  Commitment  is set forth  opposite  such
Lender's name on Annex I under the caption "Commitment."

         "Commitment  Fee Rate" has the meaning set forth in the  definition  of
          --------------------
"Applicable Margin".
 -----------------

         "Commitment Increase Certificate" has the meaning assigned to such term
          -------------------------------
in Section 2.06(c)(ii)(E).

         "Consolidated  Net Income"  means with  respect to the Borrower and the
          ------------------------
Consolidated  Subsidiaries,  for any period, the aggregate of the net income (or loss) of the Borrower and the  Consolidated  Subsidiaries  after  allowances for taxes for such period  determined on a  consolidated  basis in  accordance  with
GAAP;  provided that there shall be excluded from such net income (to the extent otherwise  included therein) the following:  (a) the net income of any Person in which  the  Borrower  or any  Consolidated  Subsidiary  has an  interest  (which interest  does not cause the net income of such other Person to be  consolidated with  the net  income  of the  Borrower  and the  Consolidated  Subsidiaries  in
accordance  with  GAAP),  except to the  extent of the  amount of  dividends  or distributions  actually  paid in cash during such period by such other Person to the Borrower or to a  Consolidated  Subsidiary,  as the case may be; (b) the net income (but not loss) during such period of any  Consolidated  Subsidiary to the extent that the declaration or payment of dividends or similar  distributions or transfers or loans by that Consolidated  Subsidiary is not at the time permitted by  operation  of the  terms of its  charter  or any  agreement,  instrument  or
Governmental  Requirement  applicable  to  such  Consolidated  Subsidiary  or is otherwise  restricted or prohibited,  in each case determined in accordance with
GAAP;   (c)  the  net   income   (or  loss)  of  any   Person   acquired   in  a
pooling-of-interests  transaction  for  any  period  prior  to the  date of such transaction;  (d) any  non-cash  gains or losses  during such period and (e) any gains or losses  attributable  to writeups or  writedowns  of assets,  including ceiling test writedowns.

         "Consolidated  Subsidiaries"  means  each  Subsidiary  of the  Borrower
          --------------------------
(whether now existing or hereafter created or acquired) the financial statements of  which  shall be (or  should  have  been)  consolidated  with  the  financial statements of the Borrower in accordance with GAAP.

         "Control" means the possession, directly or indirectly, of the power to
          -------
direct or cause the direction of the management or policies of a Person, whether through  the  ability to  exercise  voting  power,  by  contract  or  otherwise.

                                       6

"Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

         "Debt"  means,  for  any  Person,  the  sum of the  following  (without
          ----
duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances,  debentures, notes or other similar instruments;
(b) all obligations of such Person (whether  contingent or otherwise) in respect of letters of credit,  surety or other  bonds and similar  instruments;  (c) all accounts  payable,  accrued  expenses,  liabilities or other obligations of such
Person to pay the  deferred  purchase  price of  Property or  services;  (d) all obligations  under Capital Leases;  (e) all obligations  under Synthetic Leases;
(f) all Debt (as  defined  in the other  clauses of this  definition)  of others secured by a Lien on any  Property of such  Person,  whether or not such Debt is assumed by such  Person;  (g) all Debt (as defined in the other  clauses of this definition)  of  others  guaranteed  by such  Person  or in  which  such  Person otherwise  assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the  extent of the  lesser of the  amount of such Debt and the maximum  stated  amount of such  guarantee or assurance  against  loss;  (h) all obligations or undertakings of such Person to maintain or cause to be maintained the  financial  position  or  covenants  of  others or to  purchase  the Debt or
Property of others; (i) obligations to deliver  commodities,  goods or services, including,  without  limitation,  Hydrocarbons,  in consideration of one or more advance payments,  other than gas balancing  arrangements in the ordinary course of business;  (j)  obligations to pay for goods or services  whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a  partnership  for  which  such  Person is liable  either by  agreement,  by operation of law or by a Governmental Requirement but only to the extent of such liability;  (l) Disqualified  Capital Stock; and (m) the undischarged balance of any production  payment created by such Person or for the creation of which such
Person  directly or indirectly  received  payment.  The Debt of any Person shall include all  obligations of such Person of the character  described above to the extent such Person  remains  legally liable in respect  thereof  notwithstanding that any such  obligation  is not  included as a liability  of such Person under
GAAP;  provided,   however,  the  contingent  obligations  of  Borrower  or  any
       --------    -------
Subsidiary  of Borrower  pursuant to the Purchase and Sale  Agreement  shall not constitute  "Debt" within this  definition.  It is hereby  understood and agreed that in calculating the amount of Debt in respect of borrowed money,  the effect of Financial Accounting Standards Board Statement No. 133 shall be disregarded.

         "Default"  means any event or condition  which  constitutes an Event of
          -------
Default or which  upon  notice,  lapse of time or both  would,  unless  cured or waived, become an Event of Default.

         "Disqualified  Capital  Stock" means any Equity  Interest  that, by its
          ----------------------------
terms (or by the terms of any security into which it is convertible or for which it  is  exchangeable)  or  upon  the  happening  of  any  event,  matures  or is mandatorily  redeemable for any consideration  other than other Equity Interests
(which would not constitute  Disqualified Capital Stock),  pursuant to a sinking fund  obligation or otherwise,  or is  convertible or  exchangeable  for Debt or redeemable for any consideration  other than other Equity Interests (which would not constitute  Disqualified Capital Stock) at the option of the holder thereof, in whole or in part,  on or prior to the date that is one year after the earlier of (a) the  Maturity  Date and (b) the  date on which  there  are no  Loans,  LC
Exposure or other obligations  hereunder  outstanding and all of the Commitments are terminated.

         "dollars"  or "$"  refers  to  lawful  money of the  United  States  of
          -------
America.

         "EBITDA" means, for any period,  the sum of Consolidated Net Income for
          ------
such period plus the following  expenses or charges to the extent  deducted from
Consolidated  Net  Income  in  such  period:  interest,   taxes,   depreciation,
depletion,  amortization  and other noncash  charges,  minus all noncash  income added to Consolidated Net Income.

         "Effective  Date" means the date on which the  conditions  specified in
          ---------------
Section 6.01 are satisfied (or waived in accordance with Section 12.02).

         "Engineering  Reports"  has the meaning  assigned  such term in Section
          --------------------
2.07(c)(i).

         "Environmental  Laws"  means  any  and  all  Governmental  Requirements
          -------------------
pertaining in any way to health,  safety the environment or the  preservation or reclamation  of natural  resources,  in effect in any and all  jurisdictions  in which the Borrower or any  Subsidiary is conducting or at any time has conducted business,  or where any Property of the Borrower or any  Subsidiary  is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), as amended,
                                                              ---
the  Clean Air Act,  as  amended,  the  Comprehensive  Environmental,  Response,
Compensation,  and Liability  Act of 1980  ("CERCLA"),  as amended,  the Federal
                                             ------
Water Pollution Control Act, as amended,  the Occupational Safety and Health Act of  1970,  as  amended,  the  Resource  Conservation  and  Recovery  Act of 1976
("RCRA"),  as  amended,  the Safe  Drinking  Water Act,  as  amended,  the Toxic
  ----
Substances Control Act, as amended, the Superfund Amendments and Reauthorization
Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental  conservation or protection  Governmental  Requirements.
The term "oil" shall have the meaning  specified  in OPA,  the terms  "hazardous
                                                                       ---------
substance" and "release" (or "threatened  release") have the meanings  specified
---------       -------       -------------------
in CERCLA,  the terms "solid  waste" and  "disposal"  (or  "disposed")  have the
                       ------------        --------         --------
meanings  specified  in RCRA and the term  "oil and gas  waste"  shall  have the
                                            ------------------
meaning  specified  in  Section  91.1011  of the Texas  Natural  Resources  Code
("Section  91.1011");  provided,  however,  that (a) in the  event  either  OPA,
  ----------------
CERCLA,  RCRA or Section  91.1011 is amended so as to broaden the meaning of any term  defined  thereby,  such  broader  meaning  shall apply  subsequent  to the effective  date of such amendment and (b) to the extent the laws of the state or other  jurisdiction  in which any Property of the Borrower or any  Subsidiary is located establish a meaning for "oil," "hazardous  substance," "release," "solid
                                 ---    --------------------    -------    -----
waste,"  "disposal" or "oil and gas waste" which is broader than that  specified
-----     --------      -----------------
in either OPA,  CERCLA,  RCRA or Section  91.1011,  such broader  meaning  shall apply.

         "Equity   Interests"   means  shares  of  capital  stock,   partnership
          ------------------
interests,   joint  venture  interest  or  interests  in  comparable   entities,
membership  interests in a limited liability company,  beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other  rights  entitling  the holder  thereof to purchase or acquire any such
Equity Interest.

         "ERISA" means the Employee  Retirement  Income Security Act of 1974, as
          -----
amended, and any successor statute.

         "ERISA  Affiliate"  means  each  trade  or  business  (whether  or  not
          ----------------
incorporated)  which together with the Borrower or a Subsidiary  would be deemed to be a "single  employer" within the meaning of section  4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

         "ERISA Event" means (a) a "Reportable  Event" described in section 4043
          -----------
of ERISA  and the  regulations  issued  thereunder,  (b) the  withdrawal  of the
Borrower,  a Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA,
(c) the filing of a notice of intent to  terminate a Plan or the  treatment of a
Plan amendment as a termination under section 4041 of ERISA, (d) the institution of  proceedings  to  terminate  a Plan by the  PBGC or (e) any  other  event  or condition  which might  constitute  grounds  under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "Eurodollar",  when used in reference to any Loan or Borrowing,  refers
          ----------
to whether  such Loan,  or the Loans  comprising  such  Borrowing,  are  bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

         "Event of Default" has the meaning assigned such term in Section 10.01.
          ----------------

         "Excepted  Liens"  means:  (a) Liens for  Taxes,  assessments  or other
          ---------------
governmental  charges  or  levies  which are not  delinquent  or which are being contested in good faith by appropriate  action and for which  adequate  reserves have been  maintained in  accordance  with GAAP;  (b) Liens in  connection  with workers' compensation,  unemployment insurance or other social security, old age pension or public  liability  obligations  which are not delinquent or which are being  contested  in good faith by  appropriate  action  and for which  adequate reserves have been maintained in accordance with GAAP; (c) statutory  landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation  of law  in  the  ordinary  course  of  business  or  incident  to the exploration,  development,  operation and  maintenance of Oil and Gas Properties each of which is in respect of obligations  that are not delinquent or which are being  contested  in good faith by  appropriate  action  and for which  adequate reserves have been  maintained in accordance  with GAAP; (d)  contractual  Liens which arise in the ordinary course of business under operating agreements, joint venture  agreements,  oil and gas  partnership  agreements,  oil and gas leases, farm-out agreements,  division orders, contracts for the sale, transportation or exchange of oil and  natural  gas,  unitization  and  pooling  declarations  and agreements,  area of mutual interest agreements,  overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development
agreements,   gas  balancing  or  deferred  production  agreements,   injection,
repressuring and recycling agreements,  salt water or other disposal agreements, seismic or other geophysical  permits or agreements,  and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate  action and for which adequate  reserves have been  maintained in accordance  with GAAP, provided  that any such Lien  referred  to in this  clause  does not  materially impair the use of the  Property  covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property  subject  thereto;  (e) Liens arising solely by virtue of any  statutory or common law  provision  relating to banker's  liens,  rights of set-off or similar  rights and remedies and burdening  only deposit  accounts or other funds maintained with a creditor depository institution,  provided that no such deposit  account is a dedicated  cash  collateral  account or is subject to restrictions  against  access by the  depositor  in excess of those set forth by regulations  promulgated by the Board and no such deposit account is intended by
Borrower or any of its  Subsidiaries  to provide  collateral  to the  depository institution;  (f)  easements,  restrictions,  servitudes,  permits,  conditions, covenants,  exceptions  or  reservations  in any Property of the Borrower or any
Subsidiary   for  the   purpose  of  roads,   pipelines,   transmission   lines,
transportation  lines,  distribution  lines for the removal of gas, oil, coal or other minerals or timber,  and other like  purposes,  or for the joint or common use of real  estate,  rights  of way,  facilities  and  equipment,  which in the aggregate do not materially  impair the use of such Property for the purposes of which such  Property is held by the  Borrower or any  Subsidiary  or  materially impair  the  value  of such  Property  subject  thereto;  (g)  Liens  on cash or securities  pledged to secure  performance of tenders,  surety and appeal bonds, government  contracts,  performance  and  return  of money  bonds,  bids,  trade contracts,  leases,  statutory  obligations,  regulatory  obligations  and other obligations of a like nature incurred in the ordinary course of business and (h)
judgment and attachment  Liens not giving rise to an Event of Default,  provided that any appropriate  legal  proceedings  which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within  which such  proceeding  may be  initiated  shall not have expired and no action to enforce  such Lien has been  commenced;  provided,  further that Liens described in clauses (a) through (e) shall remain  "Excepted  Liens" only for so long as no action to enforce  such Lien has been  commenced  and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted  existence of such Excepted Liens.

         "Excluded Taxes" means, with respect to the  Administrative  Agent, any
          --------------
Lender,  the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document,  (a) income or franchise  taxes imposed on (or measured
by) its net  income by the United  States of America or such other  jurisdiction under the laws of which such  recipient is  organized or in which its  principal office is located or, in the case of any Lender, in which its applicable lending office is located,  (b) any branch profits taxes imposed by the United States of
America  or any  similar  tax  imposed  by any other  jurisdiction  in which the
Borrower or any  Guarantor  is located and (c) in the case of a Foreign  Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign  Lender becomes a party to this Agreement (or designates a new lending  office) or is  attributable  to such  Foreign  Lender's  failure to comply with Section  5.03(e),  except to the extent that such Foreign Lender (or its assignor,  if any) was entitled, at the time of designation of a new lending office (or  assignment),  to receive  additional  amounts  with  respect to such withholding tax pursuant to Section 5.03(a) or Section 5.03(c).

         "Existing  Credit  Agreement" means that certain Credit Agreement dated
          ---------------------------
as of June 30, 1998,  among the Borrower,  Bank of America,  N.A., as agent, and the  lenders  party  thereto,  as the  same  has  been  heretofore  amended  and supplemented from time to time.

         "Federal Funds Effective Rate" means, for any day, the weighted average
          ----------------------------
(rounded  upwards,  if  necessary,  to the  next  1/100  of 1%) of the  rates on overnight Federal funds  transactions with members of the Federal Reserve System arranged by Federal funds brokers,  as published on the next succeeding Business
Day by the  Federal  Reserve  Bank  of New  York,  or,  if  such  rate is not so published for any day that is a Business Day, the average (rounded  upwards,  if necessary,  to the  next  1/100 of 1%) of the  quotations  for such day for such transactions  received  by the  Administrative  Agent from three  Federal  funds brokers of recognized standing selected by it.

         "Financial  Officer"  means  the  chief  financial  officer,  principal
          ------------------
accounting officer, treasurer or controller of the Borrower.

         "Financial  Statements" means the financial  statement or statements of
          ---------------------
the Borrower and its Consolidated Subsidiaries referred to in Section 7.04(a).

         "5.75%  Senior  Convertible  Notes"  means those  certain  5.75% Senior
          ---------------------------------
Convertible  Notes due 2022, in the aggregate  amount of $100,000,000  issued by the Borrower March 20, 2002.

         "Foreign Lender" means any Lender that is organized under the laws of a
          --------------
jurisdiction  other than that in which the Borrower is located.  For purposes of this  definition,  the United  States of  America,  each State  thereof  and the
District of Columbia shall be deemed to constitute a single jurisdiction.

         "Former  Agent"  means Bank of America,  N.A.,  as agent for the Former
          -------------
Lenders under the Existing Credit Agreement.

         "Former  Lenders"  means  the  lenders  party  to the  Existing  Credit
          ---------------
Agreement.

         "GAAP" means  generally  accepted  accounting  principles in the United
          ----
States of  America  as in  effect  from  time to time  subject  to the terms and conditions set forth in Section 1.05.

         "Governmental  Authority"  means the government of the United States of
          -----------------------
America, any other nation or any political subdivision thereof, whether state or local,  and any agency,  authority,  instrumentality,  regulatory  body,  court, central  bank or  other  entity  exercising  executive,  legislative,  judicial, taxing,  regulatory  or  administrative  powers or functions of or pertaining to government over the Borrower, any Material Subsidiary,  any of their Properties, any Agent, the Issuing Bank or any Lender.

         "Governmental  Requirement"  means any law, statute,  code,  ordinance,
          -------------------------
order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate,  license,  authorization or other directive or requirement,
whether  now  or  hereinafter   in  effect,   including,   without   limitation,
Environmental  Laws,  energy  regulations  and  occupational,  safety and health standards or controls, of any Governmental Authority.

         "Guarantors" means the Material Subsidiaries, and each other Subsidiary
          ----------
that guarantees the Indebtedness pursuant to Section 8.14(b).

         "Guaranty  Agreement" means an agreement  executed by the Guarantors in
          -------------------
substantially  the form of Exhibit D-2, as the same may be amended,  modified or supplemented from time to time.

                                       10

         "Highest Lawful Rate" means,  with respect to each Lender,  the maximum
          -------------------
nonusurious  interest rate, if any, that at any time or from time to time may be contracted  for, taken,  reserved,  charged or received on the Notes or on other
Indebtedness  under laws of the State of Texas which are presently in effect or, to the extent allowed by law, under such  applicable laws which may hereafter be in effect  and  which  allow a higher  maximum  nonusurious  interest  rate than applicable laws allow as of the date hereof.

         "Hydrocarbon Interests" means all rights, titles, interests and estates
          ---------------------
now or  hereafter  acquired in and to oil and gas leases,  oil,  gas and mineral leases, or other liquid or gaseous  hydrocarbon  leases,  mineral fee interests, overriding  royalty and royalty  interests,  net profit interests and production payment  interests,  including  any  reserved or residual  interests of whatever nature.

         "Hydrocarbons"  means oil, gas, casinghead gas, drip gasoline,  natural
          ------------
gasoline, condensate,  distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

         "Indebtedness"  means any and all  amounts  owing or to be owing by the
          ------------
Borrower or any Guarantor:  (a) to the Administrative Agent, the Issuing Bank or
any Lender  under any Loan  Document;  (b) to any Lender or any  Affiliate  of a
Lender  under  any Swap  Agreements  entered  into  while  such  Person  (or its
Affiliate)  was a  Lender  hereunder  and (c) all  renewals,  extensions  and/or rearrangements of any of the above.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.
          -----------------

         "Information  Memorandum" means the Confidential Information Memorandum
          -----------------------
dated January 2003, relating to the Borrower and the Transactions.

         "Initial  Reserve  Report" means (a) the report of Ryder Scott Company,
          ------------------------
L.P.  dated as of January 1, 2002,  with respect to the value of the Oil and Gas
Properties  of the  Borrower and its  Material  Subsidiaries  as of December 31,
2001,  (b) the report of the Manager of  Reservoir  Engineering  of the Borrower
dated as of  October  1,  2002,  with  respect  to the  value of the Oil and Gas
Properties  of the Borrower and its Material  Subsidiaries  as of June 30, 2002,
and (iii) the report of the Manager of  Reservoir  Engineering  of the  Borrower
dated as of  November  1,  2002,  with  respect to the value of the Flying J and
Burlington Resources Properties.

         "Interest  Election Request" means a request by the Borrower to convert
          --------------------------
or continue a Borrowing in accordance with Section 2.04.

         "Interest  Payment  Date" means (a) with  respect to any ABR Loan,  the
          -----------------------
last day of each calendar month and (b) with respect to any Eurodollar Loan, the last day of the Interest  Period  applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar  Borrowing with an Interest Period of more  than  three  months'  duration,  each  day  prior  to the last day of such
Interest  Period that occurs at intervals of three  months'  duration  after the first day of such Interest Period.

         "Interest Period" means with respect to any Eurodollar  Borrowing,  the
          ---------------
period  commencing on the date of such  Borrowing and ending on the  numerically corresponding  day in the calendar  month that is one, two,  three or six months

                                       11

thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business  Day,  such  Interest  Period  shall be extended  to the next  succeeding  Business  Day  unless  such  next  succeeding
Business Day would fall in the next calendar  month, in which case such Interest
Period shall end on the next preceding  Business Day and (b) any Interest Period pertaining to a Eurodollar  Borrowing that commences on the last Business Day of a calendar  month (or on a day for which there is no  numerically  corresponding day in the last calendar  month of such  Interest  Period) shall end on the last
Business Day of the last calendar  month of such Interest  Period.  For purposes hereof,  the date of a  Borrowing  initially  shall  be the  date on which  such
Borrowing is made and thereafter  shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Interim Redetermination" has the meaning assigned such term in Section
          -----------------------
2.07(b).

         "Interim Redetermination Date" means the date on which a Borrowing Base
          ----------------------------
that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.07(d).

         "Investment"  means, for any Person:  (a) the acquisition  (whether for
          ----------
cash, Property,  services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition  (including,  without limitation,  any "short sale" or any sale of any  securities at a time when such securities are not owned by the Person  entering into such short sale);  (b) the making of any deposit  with, or advance,  loan or other  extension of credit to, any other Person (including the purchase of Property from another Person subject to an  understanding  or  agreement,  contingent  or  otherwise,  to resell such
Property to such Person,  but excluding  any such advance,  loan or extension of credit having a term not exceeding  ninety (90) days  representing  the purchase price of  inventory or supplies  sold by such Person in the  ordinary  course of business)  or (c) the entering  into of any  guarantee  of, or other  contingent obligation  (including  the  deposit  of any Equity  Interests  to be sold) with
respect  to,  Debt  or  other   liability  of  any  other  Person  and  (without
duplication)  any amount  committed  to be  advanced,  lent or  extended to such
Person.

         "Issuing Bank" means Wachovia, in its capacity as the issuer of Letters
          ------------
of Credit hereunder,  and its successors in such capacity as provided in Section
2.08(i).  The  Issuing  Bank may,  in its  discretion,  arrange  for one or more
Letters of Credit to be issued by  Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters
          ------------
of Credit issued by such Affiliate.

         "LC Commitment" at any time means $30,000,000.
          -------------

         "LC Disbursement"  means a payment made by the Issuing Bank pursuant to
          ---------------
a Letter of Credit.

         "LC Exposure" means, at any time, the sum of (a) the aggregate  undrawn
          -----------
amount of all outstanding  Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be

                                       12

its Applicable Percentage of the total LC Exposure at such time.

         "Lenders"  means the  Persons  listed on Annex I, any Person that shall
          -------
have become a party hereto pursuant to an Assignment and Assumption,  other than any such Person that ceases to be a party hereto  pursuant to an Assignment  and
Assumption,  and any Person  that shall have become a party  hereto  pursuant to
Section 2.06(c).

         "Letter of Credit" means any letter of credit  issued  pursuant to this
          ----------------
Agreement.

         "Letter of Credit  Agreements" means all letter of credit  applications
          ----------------------------
and other  agreements  (including any amendments,  modifications  or supplements thereto)  submitted by the Borrower,  or entered into by the Borrower,  with the
Issuing Bank relating to any Letter of Credit.

         "LIBO Rate" means,  with respect to any  Eurodollar  Borrowing  for any
          ---------
Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service
(or on any successor or substitute page of such Service,  or any successor to or substitute  for such  Service,  providing  rate  quotations  comparable to those currently  provided  on  such  page  of  such  Service,  as  determined  by  the
Administrative  Agent from time to time for purposes of providing  quotations of interest rates applicable to dollar deposits in the London interbank  market) at
approximately   11:00  a.m.,  London  time,  two  Business  Days  prior  to  the commencement  of such Interest  Period,  as the rate for dollar  deposits with a maturity  comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurodollar  Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are
offered  by  the  principal  London  office  of  the  Administrative   Agent  in
immediately  available  funds in the London  interbank  market at  approximately
11:00 a.m.,  London time,  two Business Days prior to the  commencement  of such
Interest Period.

         "Lien" means any interest in Property  securing an obligation  owed to,
          ----
or a claim by, a Person  other  than the  owner of the  Property,  whether  such interest  is based on the common law,  statute or  contract,  and  whether  such obligation or claim is fixed or contingent, and including but not limited to (a)
the lien or security  interest  arising  from a mortgage,  encumbrance,  pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security  purposes or (b) production  payments and the like payable out of Oil  and  Gas  Properties.  The  term  "Lien"  shall  include  easements,
                                               ----
restrictions,   servitudes,   permits,  conditions,   covenants,  exceptions  or
reservations.  For  the  purposes  of  this  Agreement,  the  Borrower  and  its
Subsidiaries  shall  be  deemed  to be the  owner of any  Property  which it has acquired or holds subject to a  conditional  sale  agreement,  or leases under a financing lease or other arrangement pursuant to which title to the Property has been  retained by or vested in some other  Person in a  transaction  intended to create a financing.

         "Loan Documents" means this Agreement,  the Notes, the Letter of Credit
          --------------
Agreements,  the Letters of Credit and the Security  Instruments.

         "Loans" means the loans made by the Lenders to the Borrower pursuant to
          -----
this Agreement.

                                       13

         "Majority  Lenders" means, at any time while no Loans or LC Exposure is
          -----------------
outstanding,  Lenders having at least sixty-six and two-thirds percent (66-2/3%)
of the Aggregate Commitments;  and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%)
of the  outstanding  aggregate  principal  amount of the Loans or  participation interests  in  Letters  of Credit  (without  regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

         "Material  Adverse  Effect" means a material  adverse effect on (a) the
          -------------------------
business, assets, operations, prospects or condition, financial or otherwise, of the  Borrower  and the  Subsidiaries  taken as a whole,  (b) the  ability of the
Borrower,  any  Subsidiary  or any  Guarantor to perform any of its  obligations under any Loan Document or (c) the rights and remedies of or benefits  available to the  Administrative  Agent,  the  Issuing  Bank or any Lender  under any Loan
Document.

         "Material  Agreements"  means  each  agreement  (whether  one or  more)
          --------------------
described or referred to on Schedule 7.24.

         "Material Indebtedness" means Debt (other than the Loans and Letters of
          ---------------------
Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the  Borrower and its  Subsidiaries  in an  aggregate  principal  amount exceeding  $3,000,000.  For purposes of determining Material  Indebtedness,  the
"principal  amount" of the  obligations  of the  Borrower or any  Subsidiary  in respect of any Swap Agreement at any time shall be the maximum  aggregate amount
(giving effect to any netting  agreements)  that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

         "Material  Subsidiary"  means a  Subsidiary  of  Borrower  that  owns a
          --------------------
Substantial Portion of the Property of Borrower and its Subsidiaries.

         "Maturity Date" means January 27, 2006.
          -------------

         "Maximum Credit Amount" means $300,000,000.
          ---------------------

         "Moody's"  means  Moody's  Investors  Service,  Inc. and any  successor
          -------
thereto that is a nationally recognized rating agency.

         "Mortgaged  Property"  means any Property  owned by the Borrower or any
          -------------------
Material  Subsidiary  which is subject to the Liens  existing and to exist under the terms of the Security Instruments.

         "Multiemployer  Plan"  means a Plan  which is a  multiemployer  plan as
          -------------------
defined in section 3(37) or 4001 (a)(3) of ERISA.

         "New  Borrowing  Base  Notice"  has the meaning  assigned  such term in
          ----------------------------
Section 2.07(d).

         "Notes" means the promissory notes of the Borrower described in Section
          -----
2.02(d)  and being  substantially  in the form of Exhibit A,  together  with all amendments, modifications, replacements, extensions and rearrangements thereof.

                                       14

         "Oil and Gas  Properties"  means  (a)  Hydrocarbon  Interests;  (b) the
          -----------------------
Properties now or hereafter pooled or unitized with Hydrocarbon  Interests;  (c)
all  presently   existing  or  future   unitization,   pooling   agreements  and
declarations  of pooled units and the units created thereby  (including  without limitation  all  units  created  under  orders,  regulations  and  rules  of any
Governmental  Authority)  which may affect all or any portion of the Hydrocarbon
Interests;  (d)  all  operating  agreements,  contracts  and  other  agreements, including  production  sharing contracts and agreements,  which relate to any of the  Hydrocarbon  Interests  or the  production,  sale,  purchase,  exchange  or processing of Hydrocarbons  from or attributable to such Hydrocarbon  Interests;
(e) all  Hydrocarbons  in and  under  and  which  may be  produced  and saved or attributable to the Hydrocarbon  Interests,  including all oil in tanks, and all rents, issues, profits, proceeds,  products,  revenues and other incomes from or attributable to the  Hydrocarbon  Interests;  (f) all tenements,  hereditaments, appurtenances and Properties in any manner appertaining,  belonging,  affixed or incidental to the Hydrocarbon Interests and (g) all Properties,  rights, titles, interests  and estates  described  or referred to above,  including  any and all
Property, real or personal, now owned or hereinafter acquired and situated upon, used,  held for use or useful  in  connection  with the  operating,  working  or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs,  automotive  equipment,  rental equipment or other personal Property which may be on such  premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells,  injection wells or other  wells,  buildings,  structures,  fuel  separators,  liquid  extraction plants, plant compressors,  pumps, pumping units, field gathering systems, tanks and tank batteries,  fixtures,  valves, fittings,  machinery and parts, engines, boilers, meters, apparatus,  equipment,  appliances, tools, implements,  cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements
and  servitudes  together  with  all  additions,  substitutions,   replacements,
accessions and attachments to any and all of the foregoing.

         "Other Taxes" means any and all present or future stamp or  documentary
          -----------
taxes or any other excise or Property  taxes,  charges or similar levies arising from any payment made hereunder or from the  execution,  delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

         "Participant" has the meaning set forth in Section 12.04(c)(i).
          -----------

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor
          ----
thereto.

         "Permitted   Refinancing   Debt"  means  Debt  (for  purposes  of  this
          ------------------------------
definition,  "new Debt") incurred in exchange for, or proceeds of which are used
              --------
to refinance,  all of any other Debt (the "Refinanced Debt");  provided that (a)
                                           ---------------
such new Debt is in an  aggregate  principal  amount not in excess of the sum of
(i) the aggregate  principal amount then outstanding of the Refinanced Debt (or, if the  Refinanced  Debt is  exchanged  or acquired  for an amount less than the
principal   amount  thereof  to  be  due  and  payable  upon  a  declaration  of acceleration  thereof,  such lesser amount) and (ii) an amount  necessary to pay any  fees  and  expenses,  including  premiums,  related  to  such  exchange  or refinancing;  (b) such new Debt has a stated maturity no earlier than the stated
maturity of the Refinanced  Debt and an average life no shorter than the average life of the Refinanced  Debt; (c) such new Debt does not have a stated  interest

                                       15

rate in excess of the stated interest rate of the Refinanced  Debt; (d) such new
Debt does not contain any  covenants  which are more onerous to the Borrower and its Subsidiaries than those imposed by the Refinanced Debt and (e) such new Debt
(and  any  guarantees  thereof)  is  subordinated  in right  of  payment  to the
Indebtedness  (or, if applicable,  the Guaranty  Agreement) to at least the same
extent  as  the  Refinanced   Debt  and  is  otherwise   subordinated  on  terms
substantially reasonably satisfactory to the Administrative Agent.

         "Person"  means any  natural  person,  corporation,  limited  liability
          ------
company, trust, joint venture, association,  company, partnership,  Governmental
Authority or other entity.

         "Plan" means any employee  pension  benefit plan, as defined in section
          ----
3(2) of ERISA,  which (a) is  currently or hereafter  sponsored,  maintained  or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at
any time during the six calendar  years  preceding  the date hereof,  sponsored, maintained  or  contributed  to by the  Borrower  or a  Subsidiary  or an  ERISA
Affiliate.

         "Pledge - Borrower"  means that certain  Pledge and Security  Agreement
          -----------------
from  the  Borrower  in  favor  of the  Administrative  Agent,  pledging  to the
Administrative  Agent as security for the Indebtedness all equity interests held by the  Borrower  in  the  Material  Subsidiaries  (other  than  NPC  Inc.),  in substantially  the form of Exhibit D-3, as the same may be amended,  modified or supplemented from time to time.

         "Pledge - Nance" means that certain Pledge and Security  Agreement from
          --------------
Nance Petroleum  Corporation in favor of the Administrative  Agent,  pledging to the  Administrative  Agent as security for the Indebtedness all equity interests held by Nance Petroleum  Corporation in NPC Inc., in  substantially  the form of
Exhibit D-4, as the same may be amended,  modified or supplemented  from time to time.

         "Prime  Rate" means the rate of interest per annum  publicly  announced
          -----------
from  time to time by  Wachovia  as its prime  rate in  effect at its  principal office in  Charlotte,  North  Carolina;  each  change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by Wachovia as a general reference rate of interest, taking into  account such  factors as Wachovia  may deem  appropriate;  it being understood  that many of  Wachovia  s  commercial  or other  loans are priced in relation  to such  rate,  that it is not  necessarily  the  lowest  or best rate actually  charged to any customer and that Wachovia may make various  commercial or other loans at rates of interest having no relationship to such rate.

         "Property" means any interest in any kind of property or asset, whether
          --------
real,  personal  or  mixed,  or  tangible  or  intangible,   including,  without
limitation, cash, securities, accounts and contract rights.

         "Proposed  Borrowing  Base" has the  meaning  assigned  to such term in
          -------------------------
Section 2.07(c)(i).

         "Proposed  Borrowing Base Notice" has the meaning assigned to such term
          -------------------------------
in Section 2.07(c)(ii).

         "Purchase and Sale Agreement" has the meaning assigned such term in the
          ---------------------------
definition of Acquisition.

                                       16

         "Redemption" means the repurchase, redemption, prepayment, repayment or
          ----------
defeasance (or the segregation of funds with respect to any of the foregoing) of the Material Indebtedness. "Redeem" has the correlative meaning thereto.
                            ------

         "Redetermination   Date"   means,   with   respect  to  any   Scheduled
          ----------------------
Redetermination or any Interim  Redetermination,  the date that the redetermined
Borrowing Base related thereto becomes effective pursuant to Section 2.07(d).

         "Refinanced  Debt" has the meaning assigned such term in the definition
          ----------------
of "Permitted Refinancing Debt".

         "Register" has the meaning assigned such term in Section 12.04(b)(iv).
          --------

         "Regulation  D" means  Regulation  D of the  Board,  as the same may be
          -------------
amended, supplemented or replaced from time to time.

         "Related  Parties" means,  with respect to any specified  Person,  such
          ----------------
Person's Affiliates and the respective directors,  officers,  employees,  agents and advisors of such Person and such Person's Affiliates.

         "Remedial Work" has the meaning assigned such term in Section 8.10(a).
          -------------

         "Reserve  Report"  means a  report,  in form and  substance  reasonably
          ---------------
satisfactory  to the  Administrative  Agent,  setting forth, as of each December
31st  or  June  30th  (or  such   other   date  in  the  event  of  an   Interim
Redetermination)  the  oil  and  gas  reserves  attributable  to the Oil and Gas
Properties  of the  Borrower  and the  Material  Subsidiaries,  together  with a projection of the rate of  production  and future net income,  taxes,  operating expenses and capital  expenditures  with respect thereto as of such date,  based upon the pricing assumptions  consistent with SEC reporting  requirements at the time.

         "Responsible  Officer"  means,  as to any Person,  the Chief  Executive
          --------------------
Officer,  the  President,  any Financial  Officer or any Vice  President of such
Person.  Unless  otherwise  specified,  all references to a Responsible  Officer herein shall mean a Responsible Officer of the Borrower.

         "Restricted Payment" means any dividend or other distribution  (whether
          ------------------
in cash,  securities or other Property) with respect to any Equity  Interests in the Borrower,  or any payment  (whether in cash,  securities or other Property), including  any  sinking  fund or similar  deposit,  on account of the  purchase, redemption,  retirement,  acquisition,  cancellation  or termination of any such
Equity  Interests  in the  Borrower  or any  option,  warrant or other  right to acquire any such Equity Interests in the Borrower.

         "Revolving  Credit Exposure"  means,  with respect to any Lender at any
          --------------------------
time, the sum of the outstanding principal amount of such Lender's Loans and its
LC Exposure at such time.

         "Scheduled  Redetermination"  has the  meaning  assigned  such  term in
          --------------------------
Section 2.07(b).

                                       17

         "Scheduled  Redetermination  Date"  means the date on which a Borrowing
          --------------------------------
Base that has been redetermined pursuant to a Scheduled  Redetermination becomes effective as provided in Section 2.07(d).

         "SEC" means the  Securities  and Exchange  Commission  or any successor
          ---
Governmental Authority.

         "Security  Instruments" means the Guaranty  Agreement,  the Pledge, all
          ---------------------
assignments,  mortgages, deeds of trust, amendments and supplements to mortgages and  deeds of trust,  and all  other  agreements,  instruments  or  certificates described  or  referred  to in Exhibit  D-1,  and any and all other  agreements, instruments  or  certificates  now or hereafter  executed  and  delivered by the
Borrower or any other Person (other than Swap Agreements with the Lenders or any
Affiliate of a Lender or participation or similar  agreements between any Lender and any other lender or creditor  with respect to any  Indebtedness  pursuant to this  Agreement)  in  connection  with,  or  as  security  for  the  payment  or performance of the  Indebtedness,  the Notes,  this Agreement,  or reimbursement obligations  under the  Letters of Credit,  as such  agreements  may be amended, modified, supplemented or restated from time to time.

         "S&P" means Standard &  Poor's Ratings Group, a division of The
          -------
McGraw-Hill  Companies,  Inc.,  and any  successor  thereto that is a nationally recognized rating agency.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the
          ----------------------
numerator of which is the number one and the  denominator of which is the number one minus the  aggregate  of the  maximum  reserve  percentages  (including  any marginal,  special,  emergency or supplemental  reserves) expressed as a decimal established  by the Board to which the  Administrative  Agent is  subject,  with respect to the Adjusted LIBO Rate, for eurocurrency  funding (currently referred to as  "Eurocurrency  Liabilities"  in Regulation D of the Board).  Such reserve
percentages   shall  include  those  imposed  pursuant  to  such  Regulation  D.
Eurodollar  Loans shall be deemed to constitute  eurocurrency  funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions  or  offsets  that may be  available  from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subsidiary"  means: (a) any Person of which at least a majority of the
          ----------
outstanding  Equity  Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors,  manager or other  governing body of such Person  (irrespective  of whether or not at the time Equity Interests of any other class or classes of such Person  shall have or might have voting power by  reason of the  happening  of any  contingency)  is at the time  directly  or indirectly  owned  or  controlled  by  the  Borrower  or  one  or  more  of  its
Subsidiaries or by the Borrower and one or more of its  Subsidiaries and (b) any partnership  of which  the  Borrower  or any of its  Subsidiaries  is a  general
partner.   Unless  otherwise  indicated  herein,  each  reference  to  the  term
"Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial  Portion"  means,  with  respect  to the  Property  of the
          --------------------
Borrower and its  Subsidiaries,  Property which  represents more than 10% of the consolidated  assets of the Borrower and its  Subsidiaries  or property which is responsible  for  more  than  10%  of  the  consolidated  net  sales  or of  the

                                       18

consolidated net income of the Borrower and its  Subsidiaries,  in each case, as would be shown in the consolidated  financial statements of the Borrower and its
Subsidiaries  as at the  beginning of the  twelve-month  period  ending with the month in which such  determination is made (or if financial  statements have not been delivered  hereunder for that month which begins the  twelve-month  period, then  the  financial  statements  delivered  hereunder  for the  quarter  ending immediately prior to that month).

         "Swap Agreement" means any agreement with respect to any swap, forward,
          --------------
future  or  derivative  transaction  or  option or  similar  agreement,  whether exchange  traded,  "over-the-counter"  or  otherwise,  involving,  or settled by reference  to,  one or  more  rates,  currencies,  commodities,  equity  or debt instruments or securities, or economic, financial or pricing indices or measures of economic,  financial or pricing risk or value or any similar  transaction  or any combination of these transactions; provided that no phantom stock or similar plan  providing for payments only on account of services  provided by current or former  directors,  officers,  employees or  consultants  of the Borrower or the
Subsidiaries shall be a Swap Agreement.

         "Synthetic  Leases" means,  in respect of any Person,  all leases which
          -----------------
shall have  been,  or should  have been,  in  accordance  with GAAP,  treated as operating  leases on the  financial  statements  of the Person  liable  (whether contingently  or otherwise)  for the payment of rent  thereunder  and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes,  if the lessee in respect  thereof is obligated to either purchase for an amount in excess  of, or pay upon early  termination  an amount in excess of, 80% of the residual value of the Property  subject to such  operating  lease upon expiration or early termination of such lease.

         "Taxes"  means any and all present or future  taxes,  levies,  imposts,
          -----
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

         "Termination  Date" means the earlier of the Maturity Date and the date
          -----------------
of termination of the Commitments.

         "Total  Debt"  means,  at any date,  all Debt of the  Borrower  and the
          -----------
Consolidated  Subsidiaries  on a consolidated  basis,  exclusive of all accounts payable, accrued expenses,  liabilities or other obligations to pay the deferred purchase price of Property or services to the extent any of same was included in
Debt of the Borrower and the Consolidated Subsidiaries on a consolidated basis.

         "Transactions" means, with respect to (a) the Borrower,  the execution,
          ------------
delivery and performance by the Borrower of this Agreement,  and each other Loan
Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder,  and the grant of Liens by the Borrower on Mortgaged  Properties  and other  Properties  pursuant to the
Security Instruments and (b) each Material Subsidiary,  the execution,  delivery and performance by such Material Subsidiary of each Loan Document to which it is a party, the guaranteeing of the  Indebtedness and the other  obligations  under
the  Guaranty   Agreement  by  such  Material   Subsidiary   and  such  Material
Subsidiary's  grant  of the  security  interests  and  provision  of  collateral thereunder,  and the grant of Liens by such  Material  Subsidiary  on  Mortgaged
Properties and other Properties pursuant to the Security Instruments.

                                       19

         "Type",  when used in  reference  to any Loan or  Borrowing,  refers to
          ----
whether  the rate of  interest  on such Loan,  or on the Loans  comprising  such
Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted
LIBO Rate.

         "Wholly-Owned  Subsidiary"  means  any  Subsidiary  of which all of the
          ------------------------
outstanding  Equity  Interests  (other  than any  directors'  qualifying  shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the  Wholly-Owned  Subsidiaries  or by the Borrower and one or
more of the Wholly-Owned Subsidiaries.

         Section  1.03  Types of Loans  and  Borrowings.  For  purposes  of this
                        -------------------------------
Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a "Eurodollar Loan" or a "Eurodollar Borrowing").
                  ---------------

         Section 1.04 Terms  Generally.  The  definitions  of terms herein shall
                      ----------------
apply  equally to the singular and plural forms of the terms  defined.  Whenever the context may require, any pronoun shall include the corresponding  masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed  by the phrase  "without  limitation".  The word "will"
shall be  construed  to have the same  meaning  and effect as the word  "shall".
Unless the context requires  otherwise (a) any definition of or reference to any agreement,  instrument or other document  herein shall be construed as referring to such  agreement,  instrument or other  document as from time to time amended, supplemented  or  otherwise  modified  (subject  to  any  restrictions  on  such amendments,  supplements or modifications  set forth herein),  (b) any reference herein to any Person shall be construed to include such Person's  successors and assigns (subject to the restrictions  contained herein), (c) the words "herein",
"hereof" and  "hereunder",  and words of similar  import,  shall be construed to refer to this  Agreement  in its entirety  and not to any  particular  provision hereof and (d) all references herein to Articles,  Sections,  Annexes,  Exhibits and  Schedules  shall be  construed  to refer to Articles  and  Sections of, and
Annexes, Exhibits and Schedules to, this Agreement.

         Section  1.05  Accounting  Terms  and   Determinations;   GAAP.  Unless
                        -----------------------------------------------
otherwise   specified  herein,   all  accounting  terms  used  herein  shall  be
interpreted,  all  determinations  with respect to accounting  matters hereunder shall be made, and all financial  statements and  certificates and reports as to financial  matters required to be furnished to the  Administrative  Agent or the
Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial  Statements except for changes in which Borrower's independent  certified  public  accountants  concur and which are  disclosed  to
Administrative Agent on the next date on which financial statements are required to be  delivered  to the Lenders  pursuant to Section  8.01(a);  provided  that, unless the Borrower and the Majority Banks shall otherwise agree in writing,  no such  change  shall  modify or affect  the manner in which  compliance  with the covenants  contained herein is computed such that all such computations shall be conducted  utilizing  financial  information  presented  consistently with prior periods.

                                       20

                                   ARTICLE II
                                   The Credits

         Section 2.01 Commitments. Subject to the terms and conditions set forth
                      -----------
herein, each Lender agrees to make Loans to the Borrower during the Availability
Period  in an  aggregate  principal  amount  that  will not  result  in (a) such
Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the
Aggregate Revolving Credit Exposures exceeding the Aggregate Commitments. Within the foregoing  limits and subject to the terms and  conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans.

         Section 2.02 Loans and Borrowings.
                      --------------------

               (a) Borrowings;  Several Obligations.  Each Loan shall be made as
                   --------------------------------
part  of a  Borrowing  consisting  of  Loans  made  by the  Lenders  ratably  in accordance with their respective Commitments.  The failure of any Lender to make any Loan  required to be made by it shall not  relieve  any other  Lender of its obligations  hereunder;  provided that the Commitments are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

               (b) Types of Loans. Subject to Section 3.03, each Borrowing shall
                   --------------
be  comprised  entirely of ABR Loans or  Eurodollar  Loans as the  Borrower  may
request  in  accordance  herewith.  Each  Lender  at its  option  may  make  any
Eurodollar  Loan by causing any domestic or foreign  branch or Affiliate of such
Lender to make such Loan;  provided  that any  exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance  with the terms of this Agreement.

               (c) Minimum Amounts;  Limitation on Number of Borrowings.  At the
                   ----------------------------------------------------
commencement  of  each  Interest  Period  for  any  Eurodollar  Borrowing,  such
Borrowing  shall be in an  aggregate  amount  that is an  integral  multiple  of
$1,000,000 and not less than $3,000,000.  At the time that each ABR Borrowing is made,  such  Borrowing  shall  be in an  aggregate  amount  that is an  integral multiple  of  $500,000  and  not  less  than  $1,000,000;  provided  that an ABR
Borrowing  may be in an  aggregate  amount  that is equal to the  entire  unused
balance  of  the  total   Commitments   or  that  is  required  to  finance  the
reimbursement  of  an  LC  Disbursement  as  contemplated  by  Section  2.08(e).
Borrowings of more than one Type may be outstanding  at the same time;  provided that  there  shall  not at any time be more  than a total of six (6)  Eurodollar
Borrowings  outstanding.  Notwithstanding any other provision of this Agreement, the  Borrower  shall not be  entitled  to  request,  or to elect to  convert  or continue,  any Borrowing if the Interest  Period  requested with respect thereto would end after the Maturity Date.

               (d) Notes.  The Loans made by each Lender shall be evidenced by a
                   -----
single  promissory note of the Borrower in substantially  the form of Exhibit A, dated,  in the  case of (i)  any  Lender  party  hereto  as of the  date of this
Agreement,  as of the date of this  Agreement,  (ii) any Lender  that  becomes a party hereto pursuant to an Assignment and Assumption,  as of the effective date of the  assignment  and  assumption,  or (iii) any Lender  that  becomes a party hereto in connection  with an increase in the Aggregate  Commitment  pursuant to
Section 2.06(c), as of the effective date of such increase, payable to the order of such Lender in a principal  amount  equal to its  Commitment  as in effect on such  date,  and  otherwise  duly  completed.  In the  event  that any  Lender's
Commitment  increases or decreases for any reason  (whether  pursuant to Section

                                       21

2.06, Section 12.04(b) or otherwise),  the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to the order of such Lender in a principal  amount equal to its Commitment after giving effect to such increase or decrease,  and otherwise duly  completed.  The date, amount,  Type,  interest rate and, if applicable,  Interest Period of each
Loan made by each  Lender,  and all  payments  made on account of the  principal thereof,  shall be recorded by such Lender on its books for its Note, and, prior to any transfer,  may be endorsed by such Lender on a schedule  attached to such
Note or any  continuation  thereof or on any separate record  maintained by such
Lender.  Failure to make any such  notation  or to attach a  schedule  shall not affect any Lender's or the  Borrower's  rights or obligations in respect of such
Loans or affect the validity of such transfer by any Lender of its Note.

         Section  2.03  Requests  for  Borrowings  To request a  Borrowing,  the
                        -------------------------
Borrower shall notify the Administrative  Agent of such request by telephone (a)
in the case of a  Eurodollar  Borrowing,  not later than 1:00  p.m.,  Charlotte,
North  Carolina  time,  three  Business  Days  before  the date of the  proposed
Borrowing  or (b) in the case of a ABR  Borrowing,  not later  than  1:00  p.m.,
Charlotte, North Carolina time, one Business Day before the date of the proposed
Borrowing;  provided  that any such  notice of an ABR  Borrowing  to finance the reimbursement  of an LC  Disbursement  as contemplated by Section 2.08(e) may be given not later than 11:00 a.m., Charlotte,  North Carolina time, on the date of the  proposed  Borrowing.  Each  such  telephonic  Borrowing  Request  shall  be irrevocable and shall be confirmed  promptly by hand delivery or telecopy to the
Administrative  Agent of a written  Borrowing  Request in a form approved by the
Administrative  Agent and  signed by the  Borrower.  Each  such  telephonic  and written Borrowing Request shall specify the following  information in compliance with Section 2.02:

                    (i) the aggregate amount of the requested Borrowing;

                    (ii) the date of such  Borrowing,  which shall be a Business
          Day;

                    (iii) whether such  Borrowing is to be an ABR Borrowing or a
          Eurodollar Borrowing;

                    (iv) in the  case of a  Eurodollar  Borrowing,  the  initial
          Interest  Period to be  applicable  thereto,  which  shall be a period contemplated by the definition of the term "Interest Period";

                    (v) the amount of the then  effective  Borrowing  Base,  the current  Aggregate  Revolving Credit Exposures  (without regard to the requested  Borrowing)  and the pro forma  Aggregate  Revolving  Credit
          Exposures (giving effect to the requested Borrowing); and

                    (vi) the  location and number of the  Borrower's  account to which  funds  are  to  be  disbursed,  which  shall  comply  with  the requirements of Section 2.05.

If no election as to the Type of  Borrowing  is  specified,  then the  requested
Borrowing  shall be an ABR  Borrowing.  If no Interest  Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have  selected an Interest  Period of one month's  duration.  Each  Borrowing
Request  shall  constitute  a  representation  that the amount of the  requested

                                       22

Borrowing shall not cause the Aggregate Revolving Credit Exposures to exceed the
Aggregate Commitments.

Promptly  following  receipt  of a  Borrowing  Request in  accordance  with this
Section 2.03, the  Administrative  Agent shall advise each Lender of the details thereof  and of the  amount  of  such  Lender's  Loan  to be made as part of the requested Borrowing.

         Section 2.04 Interest Elections.
                      ------------------

               (a) Conversion and Continuance. Each Borrowing initially shall be
                   --------------------------
of the Type specified in the applicable  Borrowing Request and, in the case of a
Eurodollar Borrowing, shall have an initial Interest Period as specified in such
Borrowing Request.  Thereafter, the Borrower may elect to convert such Borrowing to a  different  Type  or to  continue  such  Borrowing  and,  in the  case of a
Eurodollar  Borrowing,  may elect Interest Periods therefor,  all as provided in this Section  2.04.  The Borrower  may elect  different  options with respect to different  portions of the affected  Borrowing,  in which case each such portion shall be allocated  ratably among the Lenders holding the Loans  comprising such
Borrowing,  and the Loans  comprising  each such portion  shall be  considered a separate Borrowing.

               (b) Interest Election  Requests.  To make an election pursuant to
                   ---------------------------
this Section 2.04,  the Borrower shall notify the  Administrative  Agent of such election by  telephone  by the time that a Borrowing  Request  would be required under  Section  2.03 if the  Borrower  were  requesting  a Borrowing of the Type resulting  from such election to be made on the effective date of such election.
Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

               (c) Information in Interest  Election  Requests.  Each telephonic
                   -------------------------------------------
and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                    (i) the  Borrowing to which such Interest  Election  Request applies  and, if different  options are being  elected with respect to different  portions  thereof,  the portions thereof to be allocated to each  resulting  Borrowing  (in  which  case  the  information  to  be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

                    (ii) the  effective  date of the election  made  pursuant to such Interest Election Request, which shall be a Business Day;

                    (iii)  whether  the  resulting  Borrowing  is to  be an  ABR
          Borrowing or a Eurodollar Borrowing; and

                    (iv) if the resulting  Borrowing is a Eurodollar  Borrowing, the Interest  Period to be  applicable  thereto after giving effect to such election,  which shall be a period contemplated by the definition of the term "Interest Period".

                                       23

If any such Interest  Election Request requests a Eurodollar  Borrowing but does not  specify  an  Interest  Period,  then the  Borrower  shall be deemed to have selected an Interest Period of one month's duration.

               (d)  Notice to  Lenders  by the  Administrative  Agent.  Promptly
                    -------------------------------------------------
following  receipt of an Interest  Election Request,  the  Administrative  Agent
shall advise each Lender of the details thereof and of such Lender's  portion of each resulting Borrowing.

               (e) Effect of Failure to Deliver Timely Interest Election Request
                   -------------------------------------------------------------
and Events of Default on Interest  Election.  If the Borrower fails to deliver a
-------------------------------------------
timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable  thereto,  then, unless such Borrowing is repaid as provided herein,  at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.  Notwithstanding  any contrary provision hereof,  if an  Event  of  Default  has  occurred  and  is  continuing:  (i)  no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid,  each Eurodollar  Borrowing shall be converted to an ABR
Borrowing at the end of the Interest Period applicable thereto.

         Section 2.05 Funding of Borrowings.
                      ---------------------

               (a)  Funding by Lenders.  Each Lender  shall make each Loan to be
                    ------------------
made  by it  hereunder  on  the  proposed  date  thereof  by  wire  transfer  of immediately available funds by 2:00 p.m. Charlotte,  North Carolina time, to the account of the  Administrative  Agent most  recently  designated  by it for such purpose by notice to the Lenders.  The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in
Charlotte,  North  Carolina and  designated  by the  Borrower in the  applicable
Borrowing Request;  provided that ABR Loans made to finance the reimbursement of an LC  Disbursement  as  provided  in Section  2.08(e)  shall be remitted by the
Administrative Agent to the Issuing Bank.

               (b)   Presumption   of  Funding  by  the   Lenders.   Unless  the
                     --------------------------------------------
Administrative  Agent shall have received  written notice from a Lender prior to the proposed date of any Borrowing  that such Lender will not make  available to
the   Administrative   Agent  such  Lender's  share  of  such   Borrowing,   the
Administrative  Agent may assume that such Lender has made such share  available on such date in accordance  with Section  2.05(a) and may, in reliance upon such assumption,  make  available to the  Borrower a  corresponding  amount.  In such event,  if a Lender has not in fact made its share of the  applicable  Borrowing available  to the  Administrative  Agent,  then the  applicable  Lender  and the
Borrower severally agree to pay to the Administrative  Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the  Administrative  Agent, at (i) in the case of such Lender, the greater  of the  Federal  Funds  Effective  Rate  and a rate  determined  by the
Administrative  Agent in  accordance  with banking  industry  rules on interbank compensation  or (ii) in the case of the Borrower,  the interest rate applicable to ABR  Loans;  provided,  however,  such  demands  shall be made first upon the
                --------   -------
applicable Lender and then upon the Borrower. If such Lender pays such amount to the  Administrative  Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                                       24

         Section  2.06   Termination,   Reduction   and  Increase  of  Aggregate
                         -------------------------------------------------------
Commitment.
----------

               (a)  Scheduled  Termination  of  Commitments.  Unless  previously
                    ---------------------------------------
terminated, the Commitments shall terminate on the Maturity Date. If at any time the Maximum  Credit  Amount or the  Borrowing  Base is  terminated or reduced to zero,  then  the  Commitments  shall  terminate  on the  effective  date of such termination or reduction.

               (b)  Optional  Termination  and  Reduction  of  Aggregate  Credit
                    ------------------------------------------------------------
Amounts.
-------

                    (i) The Borrower may at any time terminate,  or from time to
          time  reduce,  the  Aggregate  Commitment;   provided  that  (A)  each
          reduction of the Aggregate Commitment shall be in an amount that is an integral  multiple of $1,000,000 and not less than  $5,000,000 and (B)
          the Borrower  shall not terminate or reduce the  Aggregate  Commitment if, after giving effect to any  concurrent  prepayment of the Loans in accordance  with  Section  3.04(c),  the  Aggregate  Revolving  Credit
          Exposures would exceed the Aggregate Commitments.

                    (ii) The Borrower shall notify the  Administrative  Agent of any  election to terminate or reduce the  Aggregate  Commitment  under
          Section 2.06(b)(i) at least three Business Days prior to the effective date of such  termination or reduction,  specifying  such election and the effective date thereof.  Promptly following receipt of any notice, the  Administrative  Agent shall  advise the  Lenders of the  contents thereof.  Each  notice  delivered  by the  Borrower  pursuant  to this
          Section 2.06(b)(ii) shall be irrevocable. Any termination or reduction of  the  Aggregate  Commitment  shall  be  permanent  and  may  not be reinstated  except pursuant to Section 2.06(c).  Each reduction of the
          Aggregate  Commitment  shall be made  ratably  among  the  Lenders  in accordance with each Lender's Applicable Percentage.

               (c) Optional Increase in Aggregate Commitment.
                   -----------------------------------------

                    (i)  Subject  to  the   conditions   set  forth  in  Section
          2.06(c)(ii),  the Borrower may increase the Aggregate  Commitment then in effect by  increasing  the  Commitment  of a Lender or by causing a
          Person acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (an "Additional Lender").
                                           -----------------

                    (ii)  Any  increase  in the  Aggregate  Commitment  shall be subject to the following additional conditions:

                         (A) such  increase  shall not be less than  $10,000,000
unless the Administrative Agent otherwise consents;

                         (B) no Default shall have occurred and be continuing at
the effective date of such increase;

                         (C)  on  the  effective  date  of  such  increase,   no
Eurodollar Borrowings shall be  outstanding  (or  if  any Eurodollar  Borrowings are outstanding, then the effective date of such increase  shall be the last day of the Interest Period in respect of such Eurodollar Borrowings);

                                       25

                         (D) each  Lender  shall have had the option to increase
its Commitment  by its  Applicable Percentage of  the amount  of such  increase;
provided that, no Lender's  Commitment may  be increased without  the consent of
-------- ----
such Lender;

                         (E) if the Borrower  elects to increase  the  Aggregate
Commitment by  increasing  the  Commitment of  a Lender,  the Borrower  and such
Lender  shall  execute and  deliver to  the Administrative  Agent a  certificate substantially in the form of Exhibit F-1 (a "Commitment Increase  Certificate"),
                                             --------------------------------
together with a processing and recordation fee of $3,500 payable by the Borrower and the reimbursement by  the Borrower  of the  reasonable legal fees of counse to the Administrative  Agent,  and the Borrower shall deliver a new Note  (after presentation of  same  to  Borrower  by the Administrative Agent) payable to the order of such Lender in a principal amount equal to its Commitment after  giving effect to such increase, and otherwise duly completed;

                         (F) If the Borrower  elects to increase  the  Aggregate
Commitment by causing an Additional Lender to become a party to this  Agreement, then the Borrower  and such  Additional Lender  shall execute and deliver to the
Administrative Agent a certificate substantially  in the form of Exhibit F-2 (an
"Additional Lender Certificate"), together with an Administrative  Questionnaire
 -----------------------------
and a processing and recordation fee of $3,500 payable by such Additional Lender and the  reimbursement by the  Borrower  of the reasonable legal fees of counsel to  the Administrative  Agent, and  the Borrower  shall  deliver  a Note  (after presentation  of same to  Borrower by the  Administrative  Agent) payable to the order of such  Additional Lender in a  principal amount equal to its Commitment, and otherwise duly completed.

                    (iii) Subject to acceptance and recording  thereof  pursuant to Section 2.06(c)(iv), from and after the effective date specified in
          the  Commitment   Increase   Certificate  or  the  Additional   Lender
          Certificate (or if any Eurodollar Borrowings are outstanding, then the last  day of  the  Interest  Period  in  respect  of  such  Eurodollar
          Borrowings):  (A)  the  amount of the  Aggregate  Commitment  shall be increased as set forth  therein,  and (B) in the case of an Additional
          Lender  Certificate,  any  Additional  Lender party thereto shall be a party to this  Agreement  and the other  Loan  Documents  and have the rights and  obligations of a Lender under this Agreement and the other
          Loan Documents.  In addition,  the Lender or the Additional Lender, as applicable,  shall  purchase  a pro  rata  portion  of  the  Aggregate
          Revolving  Credit  Exposures  of each of the other  Lenders  (and such
          Lenders  hereby agree to sell and to take all such  further  action to effectuate such sale) such that each Lender  (including any Additional
          Lender,  if applicable)  shall hold its  Applicable  Percentage of the
          Aggregate  Revolving  Credit  Exposures  after  giving  effect  to the increase in the Aggregate Commitment;

                    (iv)  Upon  its  receipt  of  a  duly  completed  Commitment
          Increase Certificate or an Additional Lender Certificate,  executed by the Borrower and the Lender or the Borrower and the Additional  Lender
          party  thereto,  as  applicable,  the  processing  and  recording  fee referred to in Section 2.06(c)(ii),  the Administrative  Questionnaire
          referred to in Section  2.06(c)(ii),  if  applicable,  and the written consent  of the  Administrative  Agent to such  increase  required  by
          Section  2.06(c)(i),   the  Administrative  Agent  shall  accept  such
          Commitment  Increase  Certificate or Additional Lender Certificate and
          record the information  contained  therein in the Register required to

                                       26

          be  maintained  by  the  Administrative   Agent  pursuant  to  Section
          12.04(b)(iv).  No  increase  in  the  Aggregate  Commitment  shall  be effective for purposes of this  Agreement  unless it has been recorded in the Register as provided in this Section 2.06(c)(iv); and

                         (G) after giving effect to an increase in the Aggregate
Commitment, the  Aggregate  Commitment  shall  not  exceed  the  then  effective
Borrowing Base.

         Section 2.07 Borrowing Base.
                      --------------

               (a) Initial Borrowing Base. For the period from and including the
                   ----------------------
Effective Date until the  satisfaction  of the conditions  contained in 6.03(a), the amount of the Borrowing Base shall be $175,000,000.  For the period from and including the date of satisfaction of the conditions contained in 6.03(a) to the date of  satisfaction  of the  conditions in 6.03(b) the amount of the Borrowing
Base shall be  $215,000,000.  Thereafter  the Borrowing  Base shall  increase to
$250,000,000 upon satisfaction of the conditions  contained in 6.03(b) and shall remain  at  $250,000,000  to  but  excluding  the  first  Redetermination  Date.
Notwithstanding  the  foregoing,  the Borrowing Base shall be subject to further adjustments from time to time pursuant to this Section 2.07 and Section 8.13(c),
Section 9.12(a) and Section 9.13.

               (b)  Scheduled and Interim  Redeterminations.  Subject to Section
                    ---------------------------------------
2.07(d),    the   Borrowing   Base   shall   be   redetermined   (a   "Scheduled
                                                                       ---------
Redetermination") no later than April 30 and October 31 of each year, commencing
---------------
April 30, 2003. In addition,  the Borrower may, by notifying the  Administrative
Agent  thereof,  and the  Administrative  Agent  may,  at the  direction  of the
Majority  Lenders,  by  notifying  the  Borrower  thereof,  one time  during any
12-month  period,  elect to cause the Borrowing Base to be redetermined  between
Scheduled  Redeterminations  (an "Interim  Redetermination")  in accordance with
                                  ------------------------
this Section 2.07.

               (c) Scheduled and Interim Redetermination Procedure.
                   -----------------------------------------------

                    (i)  Each   Scheduled   Redetermination   and  each  Interim
          Redetermination  shall be effectuated as follows:  Upon receipt by the
          Administrative  Agent of (A) the  Reserve  Report and the  certificate required to be delivered by the Borrower to the Administrative  Agent, in the  case  of a  Scheduled  Redetermination,  pursuant  to  Section
          8.12(a)  and  (c),  and,  in the case of an  Interim  Redetermination, pursuant to Section 8.12(b) and (c), and (B) such other reports,  data and  supplemental  information,  including,  without  limitation,  the information provided pursuant to Section 8.12(c), as may, from time to time,  be  reasonably  requested by the Majority  Lenders (the Reserve
          Report, such certificate and such other reports, data and supplemental information being the "Engineering Reports"), the Administrative Agent
                                 -------------------
          shall evaluate the information  contained in the  Engineering  Reports and shall, in good faith,  propose a new Borrowing Base (the "Proposed
                                                                        --------
          Borrowing   Base")  based  upon  such   information   and  such  other
          ----------------
          information  (including,  without  limitation,  the  status  of  title information with respect to the Oil and Gas Properties as described in the  Engineering  Reports and the  existence of any other Debt) as the
          Administrative  Agent deems appropriate and consistent with its normal oil and gas lending criteria as it exists at the particular time.

                                       27

                    (ii) The Administrative  Agent shall notify the Borrower and the Lenders of the Proposed  Borrowing Base (the  "Proposed  Borrowing
                                                             -------------------
          Base Notice"):
          -----------

                         (A) in the case of a Scheduled  Redetermination  (1) if
the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete  manner, then on or before March 15th and  September 15th of such  year following the date of delivery or 66. if the Administrative Agent shall not have received  the  Engineering  Reports  required to be  delivered by  the  Borrower pursuant to Section 8.12(a)  and  (c) in a  timely  and  complete  manner,  then
promptly  after  the   Administrative  Agent  has  received complete Engineering
Reports from the Borrower and has had a reasonable  opportunity to determine the
Proposed  Borrowing Base in accordance with Section 2.07(c)(i); and

                         (B)  in  the  case  of  an   Interim   Redetermination,
promptly, and  in any  event, within fifteen (15) days after  the Administrative
Agent has received the required Engineering Reports.

                    (iii) Any Proposed  Borrowing  Base that would  increase the
          Borrowing  Base then in effect must be approved or deemed to have been
          approved  by  all  of  the   Lenders  as  provided  in  this   Section
          2.07(c)(iii);  and any Proposed  Borrowing Base that would decrease or maintain  the  Borrowing  Base then in effect  must be  approved or be deemed to have been  approved by the  Majority  Lenders as provided in this Section 2.07(c)(iii). Upon receipt of the Proposed Borrowing Base
          Notice,  each Lender  shall have  fifteen  (15) days to agree with the
          Proposed  Borrowing Base or disagree with the Proposed  Borrowing Base by  proposing  an  alternate  Borrowing  Base.  If at the  end of such fifteen  (15) days,  any Lender has not  communicated  its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, at the end of  such  15-day  period,  all of the  Lenders,  in the  case of a
          Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Majority Lenders,  in the case of a Proposed  Borrowing
          Base that  would  decrease  or  maintain  the  Borrowing  Base then in effect, have approved or deemed to have approved,  as aforesaid,  then the  Proposed  Borrowing  Base shall  become the new  Borrowing  Base, effective on the date specified in Section  2.07(d).  If, however,  at the end of such  15-day  period,  all of the  Lenders or the  Majority
          Lenders, as applicable,  have not approved or deemed to have approved,
          as   aforesaid,   then  for  purposes  of  this  Section   2.07,   the
          Administrative  Agent shall poll the Lenders to ascertain  the highest
          Borrowing Base then acceptable (aa) to the Majority  Lenders,  if such amount would  decrease the Borrowing  Base then in effect,  or (bb) to all of the Lenders,  if such amount would  increase the Borrowing Base then in effect,  which  amount shall  become the new  Borrowing  Base, effective on the date specified in Section 2.07(d).

               (d)  Effectiveness  of a  Redetermined  Borrowing  Base.  After a
                    --------------------------------------------------
redetermined  Borrowing  Base is approved or is deemed to have been  approved by all of the  Lenders or  Majority  Lenders,  as  applicable,  pursuant to Section
2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders of the  amount of the  redetermined  Borrowing  Base (the  "New  Borrowing  Base
                                                            --------------------
Notice"),  and such amount shall become the new  Borrowing  Base,  effective and
------
applicable to the Borrower, the Agents, the Issuing Bank and the Lenders:

                                       28

                         (A) in the case of a Scheduled Redetermination,  (1) if
the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete  manner, then  no later than  April 30 or  October  31, as  applicable, following  such  notice,  or (2) if  the  Administrative  Agent  shall not  have received  the  Engineering  Reports  required  to be delivered  by the  Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on the
Business Day next succeeding delivery of such notice; and

                         (B) in the case of an Interim  Redetermination,  on the
Business Day next succeeding delivery of such notice.

Such  amount  shall then  become  the  Borrowing  Base until the next  Scheduled
Redetermination  Date,  the  next  Interim  Redetermination  Date  or  the  next adjustment  to the  Borrowing  Base under Section  8.13(c),  Section  9.12(a) or
Section  9.13,  whichever  occurs  first.   Notwithstanding  the  foregoing,  no
Scheduled  Redetermination  or Interim  Redetermination  shall become  effective until the New Borrowing Base Notice related thereto is received by the Borrower.

         Section 2.08 Letters of Credit.
                      -----------------

               (a)  General.  Subject  to the  terms  and  conditions  set forth
                    -------
herein,  the  Borrower may request the issuance of Letters of Credit for its own account  or for  the  account  of any of its  Material  Subsidiaries,  in a form reasonably  acceptable to the Administrative  Agent and the Issuing Bank, at any
time and from time to time during the Availability  Period.  In the event of any inconsistency  between the terms and  conditions of this Agreement and the terms and conditions of any form of letter of credit  application  or other  agreement submitted by the Borrower to, or entered into by the Borrower  with, the Issuing
Bank  relating  to any  Letter  of  Credit,  the terms  and  conditions  of this
Agreement shall control.

               (b) Notice of Issuance,  Amendment,  Renewal, Extension;  Certain
                   -------------------------------------------------------------
Conditions.  To request the  issuance  of a Letter of Credit (or the  amendment,
----------
renewal or extension of an  outstanding  Letter of Credit),  the Borrower  shall
hand  deliver  or  telecopy  (or  transmit  by  electronic   communication,   if
arrangements for doing so have been approved by the Issuing Bank) to the Issuing
Bank and the  Administrative  Agent  (not less than  five (5)  Business  Days in advance of the requested  date of issuance,  amendment,  renewal or extension) a notice:

                    (i)  requesting  the  issuance  of a  Letter  of  Credit  or identifying the Letter of Credit to be amended, renewed or extended;

                    (ii) specifying the date of issuance,  amendment, renewal or extension (which shall be a Business Day);

                    (iii)  specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c));

                    (iv) specifying the amount of such Letter of Credit;

                                       29

                    (v)  specifying  the name  and  address  of the  beneficiary thereof and such other  information  as shall be necessary to prepare, amend, renew or extend such Letter of Credit; and

                    (vi)  specifying the amount of the then effective  Borrowing
          Base, the current Aggregate Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment,  renewal or  extension  of an  outstanding  Letter of Credit) and the pro forma
          Aggregate  Revolving Credit Exposures  (giving effect to the requested
          Letter of Credit or the requested  amendment,  renewal or extension of an outstanding Letter of Credit).

Each notice shall  constitute a  representation  that after giving effect to the requested issuance,  amendment,  renewal or extension, as applicable, (i) the LC
Exposure  shall not exceed the LC Commitment  and (ii) the  Aggregate  Revolving
Credit Exposures shall not exceed the Aggregate Commitments.

If requested  by the Issuing  Bank,  the Borrower  also shall submit a letter of credit  application on the Issuing Bank's  standard form in connection  with any request for a Letter of Credit.

               (c)  Expiration  Date.  Each Letter of Credit  shall expire at or
                    ----------------
prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension  thereof,  one year after such renewal or extension)  and (ii) the date that is five Business Days prior to the Maturity Date.

               (d) Participations.  By the issuance of a Letter of Credit (or an
                   --------------
amendment to a Letter of Credit  increasing the amount  thereof) and without any further action on the part of the Issuing Bank or the Lenders,  the Issuing Bank hereby grants to each Lender,  and each Lender hereby  acquires from the Issuing
Bank, a participation in such Letter of Credit equal to such Lender's Applicable
Percentage  of the aggregate  amount  available to be drawn under such Letter of
Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and  unconditionally  agrees to pay to the Administrative  Agent, for the account of the Issuing Bank, such Lender's Applicable  Percentage of each LC
Disbursement  made by the Issuing Bank and not reimbursed by the Borrower on the date  due as  provided  in  Section  2.08(e),  or of any  reimbursement  payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees  that its  obligation  to  acquire  participations  pursuant  to this
Section  2.08(d) in respect of Letters of Credit is absolute  and  unconditional and  shall  not  be  affected  by any  circumstance  whatsoever,  including  any amendment,  renewal or extension of any Letter of Credit or the  occurrence  and continuance  of a Default or reduction or termination  of the  Commitments,  and that each such payment shall be made without any offset, abatement,  withholding or reduction whatsoever.

               (e)  Reimbursement.  If  the  Issuing  Bank  shall  make  any  LC
                    -------------
Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such
LC Disbursement by paying to the Administrative Agent an amount equal to such LC
Disbursement  not later than 2:00 p.m.,  Charlotte,  North Carolina time, on the date that such LC  Disbursement  is made,  if the Borrower  shall have  received notice of such LC  Disbursement  prior to 2:00 p.m.,  Charlotte,  North Carolina time,  on such date,  or, if such notice has not been  received by the  Borrower prior to such time on such date, then not later than 12:00 noon Charlotte, North

                                       30

Carolina  time, on (i) the Business Day that the Borrower  receives such notice, if such notice is received prior to 12:00 noon, Charlotte,  North Carolina time, on the day of receipt,  or (ii) the Business Day  immediately  following  the day that the Borrower  receives such notice, if such notice is not received prior to such time on the day of receipt;  provided that if such LC  Disbursement  is not less than  $1,000,000,  the Borrower may, subject to the conditions to Borrowing set forth herein,  request in accordance  with Section 2.03 that such payment be financed  with a ABR  Borrowing  in an  equivalent  amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR  Borrowing.  If the Borrower  makes such a request
(and if the Borrower  fails to make such a request and has not made the relevant
reimbursement,   it  shall  be  deemed  to  have  made  such  a  request),   the
Administrative Agent shall notify each Lender of the applicable LC Disbursement, the  payment  then due from the  Borrower in respect  thereof and such  Lender's
Applicable  Percentage thereof.  Promptly following receipt of such notice, each
Lender shall pay to the  Administrative  Agent its Applicable  Percentage of the
payment  then due from the  Borrower,  in the same manner as provided in Section
2.05 with  respect to Loans made by such Lender (and  Section  2.05 shall apply,
mutatis  mutandis,  to  the  payment  obligations  of  the  Lenders),   and  the
Administrative  Agent  shall  promptly  pay to the  Issuing  Bank the amounts so
received  by  it  from  the   Lenders.   Promptly   following   receipt  by  the
Administrative  Agent of any payment from the Borrower  pursuant to this Section
2.08(e),  the Administrative  Agent shall distribute such payment to the Issuing
Bank or, to the extent that Lenders have made payments  pursuant to this Section
2.08(e) to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear.

               (f) Obligations Absolute.  The Borrower's obligation to reimburse
                   --------------------
LC Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all  circumstances  whatsoever and  irrespective of
(i) any lack of validity or enforceability  of any Letter of Credit,  any Letter of Credit Agreement or this Agreement, or any term or provision therein,(ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent  or invalid in any respect or any  statement  therein being untrue or inaccurate  in any  respect, (iii) payment by the Issuing Bank under a Letter of
Credit  against  presentation  of a draft or other document that does not comply with the terms of such  Letter of Credit or any Letter of Credit  Agreement,  or
(iv)any other event or circumstance whatsoever, whether or not similar to any of the  foregoing,  that might,  but for the  provisions  of this Section  2.08(f), constitute  a legal or  equitable  discharge  of,  or  provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank,  nor any of their  Related  Parties shall have any liability or  responsibility by reason of or in connection with the issuance or  transfer  of any  Letter of Credit or any  payment  or  failure  to make any payment thereunder  (irrespective of any of the circumstances referred to in the preceding  sentence),  or any error,  omission,  interruption,  loss or delay in transmission or delivery of any draft,  notice or other  communication  under or relating  to any Letter of Credit  (including  any  document  required to make a drawing  thereunder),  any error in  interpretation  of  technical  terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the  foregoing  shall not be  construed  to excuse  the  Issuing  Bank from liability  to the  Borrower  to the extent of any direct  damages (as opposed to consequential  damages,  claims in  respect  of which are  hereby  waived by the
Borrower to the extent  permitted by  applicable  law)  suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when  determining whether  drafts and other  documents  presented  under a Letter of Credit comply

                                       31

with the terms thereof.  The parties hereto expressly agree that, in the absence of gross  negligence  or willful  misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have  exercised all requisite care in each such  determination.  In furtherance of the foregoing and without  limiting the generality  thereof,  the parties agree that,  with respect to documents  presented  which appear on their face to be in substantial  compliance with the terms of a Letter of Credit,  the
Issuing Bank may, in its sole  discretion,  either  accept and make payment upon such documents without responsibility for further  investigation,  regardless of any notice or information to the contrary,  or refuse to accept and make payment upon such  documents if such  documents  are not in strict  compliance  with the terms of such Letter of Credit.

               (g)  Disbursement  Procedures.  The Issuing Bank shall,  promptly
                    ------------------------
following its receipt thereof,  examine all documents  purporting to represent a demand for payment  under a Letter of Credit.  The Issuing  Bank shall  promptly notify the  Administrative  Agent and the  Borrower by telephone  (confirmed  by telecopy)  of such demand for  payment and whether the Issuing  Bank has made or will make an LC  Disbursement  thereunder;  provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its  obligation to reimburse  the  Issuing  Bank  and  the  Lenders  with  respect  to any  such LC
Disbursement.

               (h)  Interim  Interest.  If the  Issuing  Bank  shall make any LC
                    -----------------
Disbursement,  then,  until the Borrower shall have  reimbursed the Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section
2.08(e)),  the unpaid amount thereof shall bear interest,  for each day from and including the date such LC  Disbursement  is made to but excluding the date that the  Borrower  reimburses  such LC  Disbursement,  at the  rate per  annum  then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of the Issuing  Bank,  except  that  interest  accrued on and after the date of payment by any Lender pursuant to Section 2.08(e) to reimburse the  Issuing  Bank shall be for the account of such Lender to the extent of such payment.

               (i)  Replacement  of the Issuing  Bank.  The Issuing  Bank may be
                    ---------------------------------
replaced at any time by written agreement among the Borrower, the Administrative
Agent,  the  replaced   Issuing  Bank  and  the  successor   Issuing  Bank.  The
Administrative  Agent shall  notify the Lenders of any such  replacement  of the
Issuing  Bank.  At the time any such  replacement  shall become  effective,  the
Borrower  shall pay all unpaid  fees  accrued  for the  account of the  replaced
Issuing Bank pursuant to Section  3.05(b).  From and after the effective date of any such  replacement,  (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii)references herein to the term "Issuing
Bank"  shall be deemed to refer to such  successor  or to any  previous  Issuing
Bank, or to such successor and all previous  Issuing Banks, as the context shall require.  After the  replacement  of the Issuing  Bank  hereunder,  the replaced
Issuing  Bank shall  remain a party  hereto and shall  continue  to have all the rights and  obligations of the Issuing Bank under this Agreement with respect to
Letters  of  Credit  issued  by it prior to such  replacement,  but shall not be required to issue additional Letters of Credit.

               (j) Cash  Collateralization.  If (i) any  Event of Default  shall
                   -----------------------
occur and be continuing and the Borrower receives notice from the Administrative
Agent or the Majority Lenders demanding the deposit of cash collateral  pursuant to this  Section  2.08(j),  or  (ii)  the  Borrower  is  required  to pay to the

                                       32

Administrative  Agent the excess  attributable  to an LC Exposure in  connection with any  prepayment  pursuant  to  Section  3.04(c),  then the  Borrower  shall deposit,  in an  account  with  the  Administrative  Agent,  in the  name of the
Administrative Agent and for the benefit of the Lenders, an amount in cash equal to, in the case of an Event of Default,  the LC  Exposure,  and in the case of a payment  required by Section  3.04(c),  the amount of such excess as provided in
Section 3.04(c),  as of such date plus any accrued and unpaid interest  thereon;
provided  that the  obligation  to deposit  such cash  collateral  shall  become effective  immediately,  and  such  deposit  shall  become  immediately  due and payable,  without demand or other notice of any kind, upon the occurrence of any
Event of  Default  with  respect  to the  Borrower  or any  Material  Subsidiary described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the  Administrative  Agent, for the benefit of the Issuing Bank and the Lenders, an exclusive first priority and continuing  perfected  security  interest in and
Lien on such account and all cash, checks, drafts, certificates and instruments, if any,  from time to time  deposited or held in such  account,  all deposits or wire  transfers  made  thereto,  any and all  investments  purchased  with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other  Property from time to time  received,  receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing,  and all proceeds, products,  accessions,  rents, profits, income and benefits therefrom, and any substitutions and replacements  therefor.  The Borrower's  obligation to deposit  amounts  pursuant  to  this  Section  2.08(j)  shall  be  absolute  and unconditional,  without regard to whether any  beneficiary of any such Letter of
Credit  has  attempted  to draw down all or a portion of such  amount  under the terms of a Letter of Credit,  and, to the fullest extent permitted by applicable law,  shall not be subject to any  defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any of its Subsidiaries may now
or  hereafter  have  against  any  such  beneficiary,   the  Issuing  Bank,  the
Administrative Agent, the Lenders or any other Person for any reason whatsoever.
Such deposit shall be held as collateral securing the payment and performance of the  Borrower's  and the  Guarantor's  obligations  under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control,  including the exclusive right of withdrawal,  over such account. Other than any interest earned on the investment of such deposits,  which  investments shall be made at the written  request and instruction of the Borrower but at the option and sole  discretion of the  Administrative  Agent and at the  Borrower's
risk and expense, such deposits shall not bear interest. Interest or profits, if any,  on such  investments  shall  accumulate  in such  account.  Moneys in such account  shall be applied by the  Administrative  Agent to reimburse the Issuing
Bank for LC  Disbursements  for  which it has not been  reimbursed  and,  to the extent not so applied,  shall be held for the satisfaction of the  reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been  accelerated,  be applied to satisfy other  obligations of the  Borrower  and  the  Guarantors  under  this  Agreement  or the  other  Loan
Documents.  If the Borrower is required to provide an amount of cash  collateral hereunder as a result of the occurrence of an Event of Default, and the Borrower is  not  otherwise  required  to  pay to the  Administrative  Agent  the  excess attributable  to an LC Exposure in connection  with any  prepayment  pursuant to
Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned  to the  Borrower  within  three  Business  Days after all Events of
Default have been cured or waived.

                                  ARTICLE III
              Payments of Principal and Interest; Prepayments; Fees

                                       33

         Section 3.01 Repayment of Loans.  The Borrower  hereby  unconditionally
                      ------------------
promises to pay to the  Administrative  Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date.

         Section 3.02 Interest.
                      --------

               (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear
                   ---------
interest at the Alternate Base Rate plus the Applicable  Margin, but in no event to exceed the Highest Lawful Rate.

               (b)  Eurodollar  Loans.  The  Loans  comprising  each  Eurodollar
                    -----------------
Borrowing  shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such  Borrowing  plus the  Applicable  Margin,  but in no event to exceed the Highest Lawful Rate.

               (c)  Post-Default  Rate.  Notwithstanding  the foregoing,  if any
                    ------------------
principal of or interest on any Loan or any fee or other  amount  payable by the
Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due,  whether at stated  maturity,  upon  acceleration  or otherwise,  such overdue amount shall bear interest,  after as well as before judgment, at a rate per annum equal to two  percent  (2%) plus the rate  applicable  to ABR Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate.

               (d) Interest  Payment Dates.  Accrued interest on each Loan shall
                   -----------------------
be payable in arrears  on each  Interest  Payment  Date for such Loan and on the
Termination Date; provided that (i) interest accrued pursuant to Section 3.02(c)
shall be payable on demand,  (ii) in the event of any repayment or prepayment of any  Loan  (other  than an  optional  prepayment  of an ABR  Loan  prior  to the
Termination  Date),  accrued  interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or  prepayment,  and (iii) in the event of any conversion of any  Eurodollar  Loan prior to the end of the current
Interest Period therefor,  accrued interest on such Loan shall be payable on the effective date of such conversion.

               (e) Interest Rate  Computations.  All interest hereunder shall be
                   ---------------------------
computed  on the  basis of a year of 360 days,  unless  such  computation  would exceed the Highest  Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year),  except that  interest computed by reference  to the  Alternate  Base Rate at times when the  Alternate
Base Rate is based on the Prime Rate shall be computed on the basis of a year of
365 days (or 366 days in a leap year), and in each case shall be payable for the actual  number of days elapsed  (including  the first day but excluding the last day). The applicable  Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined  by the  Administrative  Agent,  and such  determination  shall be conclusive absent manifest error, and be binding upon the parties hereto.

         Section 3.03 Alternate Rate of Interest.  If prior to the  commencement
                      --------------------------
of any Interest Period for a Eurodollar Borrowing:

               (a) the  Administrative  Agent  determines  (which  determination shall be conclusive absent manifest error) that adequate and reasonable means do not  exist for  ascertaining  the  Adjusted  LIBO Rate or the LIBO Rate for such
Interest Period; or

                                       34

               (b) the  Administrative  Agent is advised by the Majority Lenders that the  Adjusted  LIBO Rate or LIBO Rate,  as  applicable,  for such  Interest
Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative  Agent shall give notice thereof to the Borrower and the
Lenders by  telephone  or telecopy as promptly as  practicable  thereafter  and, until the  Administrative  Agent  notifies the Borrower and the Lenders that the circumstances  giving  rise to such  notice no longer  exist,  (i) any  Interest
Election   Request  that  requests  the  conversion  of  any  Borrowing  to,  or continuation  of any Borrowing as, a Eurodollar  Borrowing shall be ineffective, and  (ii)  if any  Borrowing  Request  requests  a  Eurodollar  Borrowing,  such
Borrowing shall be made as an ABR Borrowing.

         Section 3.04 Prepayments.
                      -----------

               (a) Optional  Prepayments.  The Borrower  shall have the right at
                   ---------------------
any time and from  time to time to  prepay  any  Borrowing  in whole or in part, subject to prior notice in accordance with Section 3.04(b).

               (b) Notice and Terms of Optional  Prepayment.  The Borrower shall
                   ----------------------------------------
notify the  Administrative  Agent by  telephone  (confirmed  by telecopy) of any prepayment  hereunder (i) in the case of  prepayment of a Eurodollar  Borrowing, not later than 1:00 p.m.  Charlotte,  North Carolina  time,  three Business Days before  the  date of  prepayment,  or (ii) in the case of  prepayment  of an ABR
Borrowing, not later than 1:00 p.m. Charlotte, North Carolina time, one Business
Day before the date of  prepayment.  Each such notice shall be  irrevocable  and shall specify the prepayment date and the principal  amount of each Borrowing or portion  thereof to be prepaid.  Promptly  following  receipt of any such notice relating to a Borrowing,  the  Administrative  Agent shall advise the Lenders of the contents  thereof.  Each partial  prepayment of any Borrowing shall be in an amount that would be  permitted  in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.  Each  prepayment of a Borrowing shall be applied  ratably to the Loans  included  in the prepaid  Borrowing.  Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

               (c) Mandatory Prepayments.
                   ---------------------

                    (i) If, after giving effect to any  termination or reduction of the Aggregate Commitment pursuant to Section 2.06(b), the Aggregate
          Revolving Credit Exposures exceeds the Aggregate Commitments, then the
          Borrower shall 119.  prepay the  Borrowings in an aggregate  principal amount equal to such excess, or add to the Mortgaged Property, Oil and
          Gas  Properties,  having value,  as  determined by the  Administrative
          Agent and the Majority Lenders,  equal to or greater than such excess, or a  combination  thereof  and  120.  if  any  excess  remains  after prepaying all of the Borrowings as a result of an LC Exposure,  pay to the  Administrative  Agent on behalf of the Lenders an amount equal to such  excess to be held as cash  collateral  as  provided  in  Section
          2.08(j).  The  Borrower  will be  obligated  to make such  prepayment, provide  such  collateral  and/or  deposit of cash  collateral  within ninety  (90) days  following  such  termination  or  reduction  of the
          Aggregate  Commitment;  provided that all payments required to be made

                                       35

          pursuant to this  Section  3.04(c)(i)  must be made on or prior to the
          Termination Date.

                    (ii) Upon any redetermination of or adjustment to the amount of the  Borrowing  Base in  accordance  with  Section  2.07 or Section
          8.13(c),  if the  Aggregate  Revolving  Credit  Exposures  exceeds the redetermined or adjusted  Borrowing Base, then the Borrower shall 122.
          prepay the Borrowings in an aggregate  principal  amount equal to such excess,  or add to the  Mortgaged  Property,  Oil and Gas  Properties,
          having  value,  as  determined  by the  Administrative  Agent  and the
          Majority  Lenders,  equal  to  or  greater  than  such  excess,  or  a combination thereof and 123. if any excess remains after prepaying all of  the  Borrowings  as a  result  of  an  LC  Exposure,  pay  to  the
          Administrative  Agent on behalf of the Lenders an amount equal to such excess to be held as cash  collateral as provided in Section  2.08(j).
          The Borrower shall be obligated to make such prepayment,  provide such collateral  and/or deposit of cash collateral  within ninety (90) days following its receipt of the New  Borrowing  Base Notice in accordance with Section 2.07(d) or the date the adjustment occurs;  provided that all payments required to be made pursuant to this Section  3.04(c)(ii)
          must be made on or prior to the Termination Date.

                    (iii) Upon any adjustments to the Borrowing Base pursuant to
          Section  9.12(a) or Section 9.13, if the  Aggregate  Revolving  Credit
          Exposures  exceeds the Borrowing  Base as adjusted,  then the Borrower shall 125.  prepay the  Borrowings  in an aggregate  principal  amount equal to such excess,  or add to the Mortgaged  Property,  Oil and Gas
          Properties,  having value, as determined by the  Administrative  Agent and the Majority  Lenders,  equal to or greater than such excess, or a combination thereof and 126. if any excess remains after prepaying all of  the  Borrowings  as a  result  of  an  LC  Exposure,  pay  to  the
          Administrative  Agent on behalf of the Lenders an amount equal to such excess to be held as cash  collateral as provided in Section  2.08(j).
          The Borrower shall be obligated to make such prepayment,  provide such collateral  and/or deposit of cash collateral  within ninety (90) days following such adjustment to the Borrowing Base (or, if sooner, on the date the Borrower  receives cash proceeds as a result of a disposition pursuant to Section 9.13);  provided that all payments  required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.

                    (iv) Each prepayment of Borrowings  pursuant to this Section
          3.04(c) shall be applied,  first,  ratably to any ABR Borrowings  then
          outstanding,   and,   second,   to  any  Eurodollar   Borrowings  then
          outstanding,  and if  more  than  one  Eurodollar  Borrowing  is  then outstanding,  to each such  Eurodollar  Borrowing in order of priority beginning with the Eurodollar  Borrowing with the least number of days remaining in the Interest  Period  applicable  thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the
          Interest Period applicable thereto.

                    (v) Each  prepayment of Borrowings  pursuant to this Section
          3.04(c) shall be applied  ratably to the Loans included in the prepaid
          Borrowings.  Prepayments  pursuant to this  Section  3.04(c)  shall be accompanied  by accrued  interest  to the extent  required  by Section
          3.02.

                                       36

               (d) No Premium or  Penalty.  Prepayments  permitted  or  required
                   ----------------------
under this Section 3.04 shall be without premium or penalty,  except as required under Section 5.02.

         Section 3.05 Fees.
                      ----

               (a)  Commitment   Fees.  The  Borrower   agrees  to  pay  to  the
                    -----------------
Administrative  Agent for the account of each  Lender a  commitment  fee,  which shall accrue at the applicable Commitment Fee Rate on the daily unused amount of the  Commitment  of such Lender during the period from and including the date of this Agreement to but excluding the Termination  Date.  Accrued  commitment fees shall be  payable  in  arrears  on the last day of March,  June,  September  and
December of each year and on the Termination Date,  commencing on the first such date to occur after the date hereof.  All  commitment  fees shall be computed on the  basis of a year of 360 days,  unless  such  computation  would  exceed  the
Highest  Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap  year),  and  shall be  payable  for the actual  number of days elapsed  (including  the first day but excluding the last day).

               (b) Letter of Credit Fees. The Borrower  agrees to pay (i) to the
                   ---------------------
Administrative  Agent for the  account of each Lender a  participation  fee with respect to its  participations  in Letters of Credit,  which shall accrue at the same  Applicable  Margin used to  determine  the  interest  rate  applicable  to
Eurodollar  Loans on the  average  daily  amount of such  Lender's  LC  Exposure
(excluding any portion thereof  attributable  to unreimbursed LC  Disbursements)
during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender's Commitment  terminates and the date on which such Lender ceases to have any LC Exposure,  (ii) to the Issuing Bank a fronting fee,  which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure  (excluding any portion thereof  attributable to unreimbursed LC Disbursements)  during the period from and including the date of this  Agreement to but  excluding  the later of the date of  termination  of the
Commitments  and the date on which there ceases to be any LC Exposure,  provided that in no event shall such fee be less than $300 during any quarter,  and (iii)
to the Issuing Bank, for its own account,  its standard fees with respect to the issuance,  amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day,  commencing on the first such date to occur  after the date of this  Agreement;  provided  that all such fees shall be payable on the  Termination  Date and any such fees  accruing after the Termination Date shall be payable on demand. Any other fees payable to the Issuing Bank  pursuant to this Section  3.05(b)  shall be payable  within 10 days after demand. All participation fees and fronting fees shall be computed on the  basis of a year of 360 days,  unless  such  computation  would  exceed  the
Highest  Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap  year),  and  shall be  payable  for the actual  number of days elapsed  (including  the first day but excluding the last day).

               (c) Administrative  Agent Fees. The Borrower agrees to pay to the
                   --------------------------
Administrative  Agent,  for its own account,  fees payable in the amounts and at the times  separately  agreed upon between the  Borrower and the  Administrative
Agent.

                                       37

                                   ARTICLE IV
               Payments; Pro Rata Treatment; Sharing of Set-offs.

         Section  4.01  Payments  Generally;  Pro  Rata  Treatment;  Sharing  of
                        --------------------------------------------------------
Set-offs.
--------

               (a)  Payments  by the  Borrower.  The  Borrower  shall  make each
                    --------------------------
payment  required to be made by it hereunder  (whether of  principal,  interest, fees or reimbursement of LC  Disbursements,  or of amounts payable under Section
5.01,  Section 5.02,  Section 5.03 or otherwise)  prior to 1:00 p.m.  Charlotte,
North  Carolina  time,  on the date when due, in  immediately  available  funds, without defense,  deduction,  recoupment,  set-off or  counterclaim.  Fees, once paid,  shall not be refundable  under any  circumstances.  Any amounts  received after such time on any date may, in the discretion of the Administrative  Agent, be deemed to have been received on the next succeeding Business Day for purposes of  calculating  interest  thereon.  All  such  payments  shall  be  made to the
Administrative  Agent at its offices specified in Section 12.01, except payments to be made directly to the Issuing Bank as expressly  provided herein and except that payments pursuant to Section 5.01,  Section 5.02,  Section 5.03 and Section
12.03 shall be made directly to the Persons entitled thereto. The Administrative
Agent shall  distribute any such payments  received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next  succeeding  Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

               (b)  Application  of  Insufficient   Payments.  If  at  any  time
                    ----------------------------------------
insufficient funds are received by and available to the Administrative  Agent to pay fully all amounts of principal, unreimbursed LC Disbursements,  interest and fees then due hereunder,  such funds shall be applied (i) first, towards payment of interest  and fees then due  hereunder,  ratably  among the parties  entitled thereto in  accordance  with the amounts of  interest  and fees then due to such parties,  and (ii) second,  towards  payment of principal  and  unreimbursed  LC
Disbursements then due hereunder,  ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements  then due to such parties.

               (c)  Sharing of  Payments by  Lenders.  If any Lender  shall,  by
                    --------------------------------
exercising any right of set-off or counterclaim or otherwise,  obtain payment in respect of any principal of or interest on any of its Loans or participations in
LC  Disbursements  resulting  in such  Lender  receiving  payment  of a  greater proportion  of the  aggregate  amount  of its  Loans  and  participations  in LC
Disbursements  and accrued interest thereon than the proportion  received by any other Lender,  then the Lender receiving such greater  proportion shall purchase
(for cash at face value)  participations  in the Loans and  participations in LC
Disbursements  of other  Lenders to the extent  necessary so that the benefit of all such payments shall be shared by the Lenders  ratably in accordance with the aggregate  amount of principal of and accrued interest on their respective Loans
and  participations  in  LC  Disbursements;   provided  that  (i)  if  any  such
participations  are purchased and all or any portion of the payment  giving rise thereto is recovered,  such  participations  shall be rescinded and the purchase price restored to the extent of such recovery,  without  interest,  and (ii) the provisions  of this  Section  4.01(c)  shall  not be  construed  to apply to any payment  made by the  Borrower  pursuant to and in  accordance  with the express terms of this Agreement or any payment obtained by a Lender as consideration for the  assignment  of  or  sale  of  a  participation  in  any  of  its  Loans  or

                                       38

participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate  thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees,  to the extent it may  effectively do so under  applicable law, that any
Lender  acquiring a  participation  pursuant to the foregoing  arrangements  may exercise against the Borrower rights of set-off and counterclaim with respect to such  participation  as fully as if such  Lender  were a direct  creditor of the
Borrower in the amount of such participation.

         Section  4.02  Presumption  of  Payment  by the  Borrower.  Unless  the
                        ------------------------------------------
Administrative  Agent shall have received  notice from the Borrower prior to the date on which any payment is due to the Administrative  Agent for the account of the Lenders or the Issuing  Bank that the Borrower  will not make such  payment, the  Administrative  Agent may assume that the Borrower has made such payment on such date in  accordance  herewith  and may, in reliance  upon such  assumption, distribute  to the Lenders or the Issuing  Bank,  as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the  Lenders or the Issuing  Bank,  as the case may be,  severally  agrees to repay to the Administrative  Agent forthwith on demand the amount so distributed to such  Lender or Issuing  Bank with  interest  thereon,  for each day from and including the date such amount is distributed to it to but excluding the date of payment  to the  Administrative  Agent,  at the  greater  of the  Federal  Funds
Effective Rate and a rate determined by the  Administrative  Agent in accordance with banking industry rules on interbank compensation.

         Section 4.03 Certain  Deductions by the  Administrative  Agent.  If any
                      -------------------------------------------------
Lender  shall fail to make any  payment  required  to be made by it  pursuant to
Section  2.05(b),  Section  2.08(d),  Section  2.08(e) or Section  4.02 then the
Administrative  Agent  may,  in its  discretion  (notwithstanding  any  contrary provision hereof),  apply any amounts thereafter  received by the Administrative
Agent for the account of such Lender to satisfy such Lender's  obligations under such Sections until all such unsatisfied obligations are fully paid.

         Section 4.04 Disposition of Proceeds.  The Security Instruments contain
                      -----------------------
an assignment by the Borrower and/or the Material Subsidiaries unto and in favor of the  Administrative  Agent  for  the  benefit  of the  Lenders  of all of the
Borrower's or each Material  Subsidiary's  interest in and to production and all proceeds  attributable  thereto  which may be produced  from or allocated to the
Mortgaged Property.  The Security Instruments further provide in general for the application of such proceeds to the  satisfaction of the  Indebtedness and other
obligations   described  therein  and  secured  thereby.   Notwithstanding   the
assignment  contained in such Security  Instruments,  until the occurrence of an
Event of Default,  (a) the Administrative  Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such  production nor take any other action to cause such proceeds to be remitted to the  Administrative  Agent or the Lenders,  but the Lenders will instead permit such proceeds to be paid to the Borrower and its Material Subsidiarie and (b) the Lenders hereby authorize the Administrative  Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Material Subsidiaries.

                                       39

                                   ARTICLE V
           Increased Costs; Break Funding Payments; Taxes; Illegality

         Section 5.01 Increased Costs.
                      ---------------

               (a) Eurodollar Changes in Law. If any Change in Law shall:
                   -------------------------

                    (i) impose,  modify or deem applicable any reserve,  special deposit or similar requirement against assets of, deposits with or for the account  of, or credit  extended  by, any Lender  (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                    (ii) impose on any Lender or the London interbank market any other condition  affecting this Agreement or Eurodollar  Loans made by such Lender;

and the result of any of the  foregoing  shall be to  increase  the cost to such
Lender of making or  maintaining  any  Eurodollar  Loan (or of  maintaining  its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender  (whether of principal,  interest or otherwise),  then the Borrower will pay to such Lender such  additional  amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

               (b)  Capital  Requirements.  If any  Lender or the  Issuing  Bank
                    ---------------------
determines that any Change in Law regarding  capital  requirements  has or would have the effect of reducing  the rate of return on such  Lender's or the Issuing
Bank's  capital or on the capital of such Lender's or the Issuing Bank's holding company,  if any, as a  consequence  of this  Agreement or the Loans made by, or participations  in Letters of Credit  held by,  such  Lender,  or the Letters of
Credit  issued by the Issuing  Bank,  to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing  Bank's  holding  company could have  achieved  but for such  Change  in Law  (taking  into  consideration  such
Lender's or the Issuing Bank's policies and the policies of such Lender's or the
Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower  will pay to such Lender or the Issuing  Bank,  as the case may be, such additional  amount or amounts as will compensate such Lender or the
Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

               (c)  Certificates.  A certificate of a Lender or the Issuing Bank
                    ------------
setting forth the amount or amounts  necessary to compensate  such Lender or the
Issuing Bank or its holding company, as the case may be, as specified in Section
5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest  error.  The Borrower shall pay such Lender or the Issuing Bank, as the case may be,  the  amount  shown as due on any such  certificate  within 10 days after receipt thereof.

               (d)  Effect  of  Failure  or  Delay in  Requesting  Compensation.
                    -----------------------------------------------------------
Failure  or  delay on the  part of any  Lender  or the  Issuing  Bank to  demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such
Lender's or the Issuing Bank's right to demand such compensation.

         Section 5.02 Break Funding Payments. In the event of (a) the payment of
                      ----------------------
any principal of any  Eurodollar  Loan other than on the last day of an Interest
Period applicable  thereto  (including as a result of an Event of Default),  (b)
the  conversion of any  Eurodollar  Loan into an ABR Loan other than on the last day of the Interest  Period  applicable  thereto,  or (c) the failure to borrow,

                                       40

convert,  continue or prepay any  Eurodollar  Loan on the date  specified in any notice delivered  pursuant  hereto,  then, in any such event, the Borrower shall compensate  each  Lender for the loss,  cost and  expense  attributable  to such event.  In the case of a  Eurodollar  Loan,  such  loss,  cost or expense to any
Lender shall be deemed to include an amount  determined by such Lender to be the excess,  if any, of (i) the amount of interest  which would have  accrued on the principal amount of such Loan had such event not occurred,  at the Adjusted LIBO
Rate that would have been  applicable to such Loan, for the period from the date of such event to the last day of the then current  Interest Period therefor (or, in the case of a failure to borrow,  convert or  continue,  for the period  that would  have been the  Interest  Period for such  Loan),  over (ii) the amount of interest  which  would  accrue on such  principal  amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period,  for dollar  deposits of a comparable  amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive  pursuant to this  Section 5.02 shall be delivered to the
Borrower and shall be conclusive  absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         Section 5.03 Taxes.
                      -----

               (a) Payments Free of Taxes. Any and all payments by or on account
                   ----------------------
of any  obligation  of the  Borrower or any Material  Subsidiary  under any Loan
Document  shall  be  made  free  and  clear  of and  without  deduction  for any
Indemnified  Taxes  or  Other  Taxes;  provided  that if the  Borrower  shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable  shall be  increased  as  necessary so that after making all required deductions  (including deductions applicable to additional sums payable under this Section 5.03(a)),  the Administrative  Agent,  Lender or Issuing Bank
(as the case may be) receives an amount equal to the sum it would have  received had no such  deductions  been made, (ii) the Borrower shall make such deductions and (iii)  the  Borrower  shall pay the full  amount  deducted  to the  relevant
Governmental Authority in accordance with applicable law.

               (b) Payment of Other Taxes by the  Borrower.  The Borrower  shall
                   ---------------------------------------
pay any Other Taxes to the relevant  Governmental  Authority in accordance  with applicable law.

               (c) Indemnification by the Borrower. The Borrower shall indemnify
                   -------------------------------
the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor,  for the full amount of any Indemnified  Taxes or Other
Taxes paid by the Administrative  Agent, such Lender or the Issuing Bank, as the case  may  be,  on or  with  respect  to any  payment  by or on  account  of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or  attributable  to amounts  payable  under this Section
5.03) and any penalties,  interest and reasonable  expenses arising therefrom or with respect thereto,  whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.
A certificate  of the  Administrative  Agent, a Lender or the Issuing Bank as to
the  amount of such  payment  or  liability  under  this  Section  5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

                                       41

               (d)  Evidence  of  Payments.  As soon as  practicable  after  any
                    ----------------------
payment of  Indemnified  Taxes or Other Taxes by the Borrower to a  Governmental
Authority,  the Borrower shall deliver to the Administrative  Agent the original or  a  certified  copy  of a  receipt  issued  by  such  Governmental  Authority evidencing  such payment,  a copy of the return  reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

               (e) Foreign  Lenders.  Any Foreign  Lender that is entitled to an
                   ----------------
exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located,  or any treaty to which such jurisdiction is a party,  with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative  Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation  prescribed  by  applicable  law or  reasonably  requested  by the
Borrower as will permit such  payments to be made  without  withholding  or at a reduced rate.

               (f)  Tax  Refunds.  If  the  Administrative  Agent  or  a  Lender+
                    ------------
determines,  in its reasonable discretion,  that it has received a refund of any
Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the  Borrower  has paid  additional  amounts  pursuant  to this
Section  5.03,  it shall pay over such refund to the  Borrower  (but only to the extent of indemnity  payments made, or additional  amounts paid, by the Borrower under this  Section 5.03 with respect to the Taxes or Other Taxes giving rise to such refund),  net of all out-of-pocket  expenses of the Administrative Agent or such Lender and without  interest  (other than any interest paid by the relevant
Governmental  Authority  with  respect  to  such  refund);  provided,  that  the
Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount  paid over to the  Borrower  (plus any  penalties,  interest or
other  charges   imposed  by  the  relevant   Governmental   Authority)  to  the
Administrative  Agent or such  Lender in the event the  Administrative  Agent or such Lender is required  to repay such  refund to such  Governmental  Authority.
This Section 5.03 shall not be construed to require the Administrative  Agent or any Lender to make available its tax returns (or any other information  relating to its taxes which it deems confidential) to the Borrower or any other Person.

         Section 5.04  Designation of Different  Lending  Office.  If any Lender
                       -----------------------------------------
requests  compensation under Section 5.01, or if the Borrower is required to pay any  additional  amount to any  Lender  or any  Governmental  Authority  for the
account of any Lender  pursuant  to Section  5.03,  then such  Lender  shall use reasonable  efforts to  designate  a  different  lending  office for  funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its  offices,  branches or  affiliates,  if, in the  judgment of such
Lender,  such  designation or assignment  (i) would  eliminate or reduce amounts payable  pursuant to Section  5.01 or Section  5.03,  as the case may be, in the future  and (ii)  would not  subject  such  Lender to any  unreimbursed  cost or expense and would not otherwise be  disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         Section 5.05  Illegality.  Notwithstanding  any other provision of this
                       ----------
Agreement,  in the  event  that  it  becomes  unlawful  for  any  Lender  or its applicable lending office to honor its obligation to make or maintain Eurodollar
Loans either generally or having a particular  Interest Period  hereunder,  then
(a) such Lender shall promptly  notify the Borrower and the Administrative Agent thereof and such  Lender's  obligation  to make such  Eurodollar  Loans shall be

                                       42

suspended (the  "Affected  Loans") until such time as such Lender may again make
                 ---------------
and  maintain  such  Eurodollar  Loans and (b)  all  Affected  Loans which would otherwise  be made by such Lender  shall be made  instead as ABR Loans (and,  if such Lender so requests by notice to the Borrower and the Administrative  Agent, all  Affected  Loans of such  Lender  then  outstanding  shall be  automatically converted  into ABR Loans on the date  specified  by such Lender in such notice)
and, to the extent that Affected  Loans are so made as (or  converted  into) ABR
Loans,  all  payments  of  principal  which would  otherwise  be applied to such
Lender's Affected Loans shall be applied instead to its ABR Loans.

                                   ARTICLE VI
                              Conditions Precedent

         Section 6.01  Effective  Date.  The  obligations of the Lenders to make
                       ---------------
Loans and of the Issuing  Bank to issue  Letters of Credit  hereunder  shall not become  effective  until the date on which each of the  following  conditions is satisfied (or waived in accordance with Section 12.02):

               (a) The  Administrative  Agent shall have  received  all fees and other  amounts due and  payable on or prior to the  Effective  Date,  including, without limitation,  to the extent invoiced,  reimbursement or payment of all of the Administrative Agent's out-of-pocket expenses including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative
Agent, required to be reimbursed or paid by the Borrower hereunder.

               (b) The Administrative Agent shall have received a certificate of the  Secretary  or an  Assistant  Secretary  of each of the  Borrower  and  each
Guarantor setting forth 168.  resolutions of its board of directors with respect to the  authorization  of the Borrower or such  Guarantor to execute and deliver the Loan  Documents  to which it is a party and to enter  into the  transactions contemplated  in those  documents,  169.  the  officers of the  Borrower or such
Guarantor  (y) who are  authorized  to sign the  Loan  Documents  to  which  the
Borrower  or such  Guarantor  is a party and (z) who  will,  until  replaced  by another  officer  or  officers  duly  authorized  for that  purpose,  act as its representative  for the  purposes of signing  documents  and giving  notices and other  communications  in connection  with this  Agreement and the  transactions contemplated hereby, 170. specimen signatures of such authorized  officers,  and
171. the articles or certificate of incorporation and bylaws of the Borrower and such Guarantor,  certified as being true and complete.  The Administrative Agent
and  the  Lenders  may  conclusively   rely  on  such   certificate   until  the
Administrative  Agent  receives  notice  in  writing  from the  Borrower  to the contrary.

               (c) The Administrative Agent shall have received  certificates of the appropriate State agencies with respect to the existence,  qualification and good standing of the Borrower and each Guarantor.

               (d) The  Administrative  Agent shall have  received a  compliance certificate  which  shall be  substantially  in the form of  Exhibit B, duly and properly executed by a Responsible Officer and dated as of the date of Effective
Date.

               (e) The Administrative  Agent shall have received from each party thereto  duly  executed  and  completed  counterparts  (in such number as may be requested by the Administrative Agent) of each of the Assignments, together with the original  promissory  notes  assigned  thereby  endorsed to the order of the

                                       43

Administrative Agent and the original recorded  acknowledgment copies of each of the other instruments and documents described on Exhibit A to the Assignments.

               (f) The Administrative  Agent shall have received from each party hereto  counterparts  (in such number as may be requested by the  Administrative
Agent) of this Agreement signed on behalf of such party.

               (g) The  Administrative  Agent shall have  received duly executed
Notes  payable to the order of each  Lender in a principal  amount  equal to its
Commitment dated as of the date hereof.

               (h) The Administrative  Agent shall have received from each party thereto  duly  executed  and  completed  counterparts  (in such number as may be requested by the Administrative  Agent) of the Security  Instruments,  including the Pledge, the Guaranty Agreement and the other Security Instruments  described on Exhibit D-1. In  connection  with the  execution and delivery of the Security
Instruments, the Administrative Agent shall:

                    (i) be reasonably  satisfied  that the Security  Instruments create first priority, perfected Liens (subject only to Excepted Liens identified  in clauses (a) to (d) and (f) of the  definition  thereof, but subject to the provisos at the end of such definition) on at least
          75% of the total value of the Oil and Gas Properties  evaluated in the
          Initial  Reserve Report  sufficient in the  reasonable  opinion of the
          Administrative  Agent to justify a Borrowing Base of  $175,000,000  on the Effective Date hereof; and

                    (ii) have  received  certificates,  together  with  undated, blank stock powers for each such certificate,  representing all of the issued and outstanding Equity Interests of each of the Guarantors.

               (i) The  Administrative  Agent shall have  received an opinion of
Ballard Spahr Andrews & Ingersoll,  LLP, special counsel to the Borrower and the Guarantors, substantially in the form of Exhibit C hereto.

               (j) The Administrative Agent shall have received a certificate of insurance  coverage of the  Borrower  evidencing  that the  Borrower is carrying insurance in accordance with Section 7.13.

               (k) The  Administrative  Agent shall have received  copies of the title information  recently prepared by Thompson & Knight L.L.P. for Bank of
America,  N.A., in form and substance  satisfactory to the Administrative Agent, setting  forth the status of title to at least 75% of the total value of the Oil
and  Gas   Properties   evaluated  in  the  Initial   Reserve   Report  and  the
Administrative  Agent  shall be  reasonably  satisfied  with the status of title reflected therein.

               (l) The Administrative  Agent shall be reasonably  satisfied with the  environmental  condition of the Oil and Gas  Properties of the Borrower and its Material Subsidiaries.

                                       44

               (m) The Administrative Agent shall have received a certificate of a Responsible  Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 7.03.

               (n) The  Administrative  Agent shall have  received the financial statements  referred  to in  Section  7.04(a)  and the  Initial  Reserve  Report
accompanied by a certificate covering the matters described in Section 8.12(c).

               (o) The Administrative  Agent shall have received appropriate UCC search  certificates  reflecting no prior Liens  encumbering  the Properties the
Borrower and the Material Subsidiaries for each of the following  jurisdictions:
Colorado,  Delaware,  Louisiana,  Montana, New Mexico,  North Dakota,  Oklahoma,
Texas,  Utah,  and  Wyoming  and  any  other   jurisdiction   requested  by  the
Administrative AGENT; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

               (p) The  Administrative  Agent  shall  have  received  such other documents as the  Administrative  Agent or special counsel to the Administrative
Agent may reasonably request.

         The  Administrative  Agent shall notify the Borrower and the Lenders of
the  Effective   Date,   and  such  notice  shall  be  conclusive  and  binding.
Notwithstanding the foregoing,  the obligations of the Lenders to make Loans and of the  Issuing  Bank to issue  Letters  of Credit  hereunder  shall not  become effective  unless  each of the  foregoing  conditions  is  satisfied  (or waived pursuant to Section 12.02) at or prior to 3:00 p.m.,  Charlotte,  North Carolina time,  on  January  31,  2003  (and,  in the event  such  conditions  are not so satisfied or waived, the Commitments shall terminate at such time).

         Section 6.02 Each Credit Event. The obligation of each Lender to make a
                      -----------------
Loan on the occasion of any Borrowing  (including the initial  funding),  and of the  Issuing  Bank to issue,  amend,  renew or extend any  Letter of Credit,  is subject to the satisfaction of the following conditions:

               (a) At the time of and  immediately  after giving  effect to such
Borrowing  or the  issuance,  amendment,  renewal or extension of such Letter of
Credit, as applicable, no Default shall have occurred and be continuing.

               (b) At the time of and  immediately  after giving  effect to such
Borrowing  or the  issuance,  amendment,  renewal or extension of such Letter of
Credit, as applicable, no Material Adverse Effect shall have occurred.

               (c) The  representations  and  warranties of the Borrower and the
Guarantors set forth in this Agreement and in the other Loan Documents  shall be true  and  correct  in all  material  respects  on and as of the  date  of  such
Borrowing  or the date of  issuance,  amendment,  renewal or  extension  of such
Letter of Credit, as applicable,  except to the extent any such  representations and warranties  are expressly  limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance,  amendment, renewal or extension of such Letter of Credit,  as  applicable,  such  representations  and warranties  shall continue to be true and correct as of such  specified  earlier date.

                                       45

               (d) The making of such Loan or the issuance,  amendment,  renewal or extension of such Letter of Credit,  as applicable,  would not conflict with, or cause any Lender or the  Issuing  Bank to violate or exceed,  any  applicable
Governmental  Requirement,  and no  Change in Law shall  have  occurred,  and no litigation  shall be pending or  threatened,  which does or, with respect to any threatened  litigation,  seeks to, enjoin,  prohibit or restrain,  the making or repayment of any Loan, the issuance,  amendment, renewal, extension or repayment of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.

               (e)  The  receipt  by the  Administrative  Agent  of a  Borrowing
Request in  accordance  with Section 2.03 or a request for a Letter of Credit in accordance with Section 2.08(b), as applicable.

         Each Borrowing and each issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section
6.02(a) through (e).

         Section 6.03 Further Conditions on Borrowing Base Increases.
                      ----------------------------------------------

               (a) Prior to the increase of the Borrowing Base from $175,000,000
to  $215,000,000,   the  Administrative   Agent  shall  have  received  evidence
satisfactory to the Administrative  Agent that Security  Instruments  reasonably satisfactory  to  the  Administrative  Agent  have  been  properly  recorded  on
Properties  sufficient in the reasonable opinion of the Administrative  Agent to justify a Borrowing Base of $215,000,000.

               (b) Prior to the increase of the Borrowing Base from $215,000,000
to  $250,000,000,   the  Administrative   Agent  shall  have  received  evidence
satisfactory to the Administrative  Agent that Security  Instruments  reasonably satisfactory  to  the  Administrative  Agent  have  been  properly  recorded  on
Properties  sufficient in the reasonable opinion of the Administrative  Agent to justify a Borrowing Base of $250,000,000.

                                   ARTICLE VII
                         Representations and Warranties

         The Borrower represents and warrants to the Lenders that:

         Section  7.01  Organization;  Powers.  Each  of the  Borrower  and  the
                        ---------------------
Material  Subsidiaries is duly organized,  validly existing and in good standing under the laws of the jurisdiction of its organization,  has all requisite power and  authority,  and has all  material  governmental  licenses,  authorizations, consents and approvals necessary, to own its assets and to carry on its business as now  conducted,  and is qualified to do business in, and is in good  standing in,  every  jurisdiction  where such  qualification  is  required,  except where failure  to have such  power,  authority,  licenses,  authorizations,  consents, approvals and qualifications could not reasonably be expected to have a Material
Adverse Effect.

         Section 7.02 Authority; Enforceability. The Transactions are within the
                      -------------------------
Borrower's and each  Guarantor's  corporate powers and have been duly authorized by all  necessary  corporate  and, if required,  stockholder  action.  Each Loan
Document  to which  the  Borrower  and each  Guarantor  is a party has been duly

                                       46

executed and  delivered by the Borrower and such  Guarantor  and  constitutes  a legal,  valid and binding  obligation  of the  Borrower and such  Guarantor,  as applicable,  enforceable  in  accordance  with its terms,  subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium  or other  laws  affecting creditors'  rights  generally  and  subject  to  general  principles  of equity, regardless of whether considered in a proceeding in equity or at law.

         Section 7.03  Approvals;  No Conflicts.  The  Transactions  (a) do  not
                       ------------------------
require any consent or approval of,  registration  or filing with,  or any other action by, any Governmental Authority or any other third Person, nor is any such consent,  approval,  registration,  filing  or other  action  necessary  for the validity  or  enforceability  of any Loan  Document or the  consummation  of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect  other than (i).  the  recording  and filing of the
Security  Instruments  as required by this Agreement and (ii). those third party approvals or consents which, if not made or obtained,  would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents,  (b).
will not violate any  applicable  law or regulation  or the charter,  by-laws or other organizational documents of the Borrower or any Material Subsidiary or any order of any  Governmental  Authority,  (c).  will not  violate  or  result in a default  under any  indenture,  agreement or other  instrument  binding upon the
Borrower or any Material  Subsidiary or its Properties,  or give rise to a right thereunder  to require any payment to be made by the  Borrower or such  Material
Subsidiary and (d). will not result in the creation or imposition of any Lien on any Property of the Borrower or any  Material  Subsidiary  (other than the Liens created by the Loan Documents).

         Section 7.04 Financial Condition; No Material Adverse Change.
                      -----------------------------------------------

               (a) The  Borrower  has  heretofore  furnished  to the Lenders its consolidated  balance sheet and  statements of income,  stockholders  equity and cash flows (i). as of and for the fiscal year ended December 31, 2001,  reported on by Arthur Andersen LLP,  independent public  accountants,  and (ii) as of and for the fiscal  quarter and the portion of the fiscal year ended  September  30,
2002,  certified  by its chief  financial  officer.  Such  financial  statements present fairly, in all material respects,  the financial position and results of operations and cash flows of the Borrower and its  Consolidated  Subsidiaries as of such dates and for such periods in accordance with GAAP,  subject to year-end audit  adjustments  and the absence of  footnotes  in the case of the  unaudited quarterly financial statements.

               (b) Since  December  31,  2001,  (i)  there has  been no material adverse  change in the  business,  assets,  operations,  prospects or condition, financial or otherwise, of the Borrower and its Material Subsidiaries,  taken as a whole and (ii) the business of the Borrower and its Material  Subsidiaries has been  conducted  only in the  ordinary  course  consistent  with  past  business practices.

               (c) Neither the Borrower nor any Material  Subsidiary  has on the
date hereof (i) any  material  Debt  (including  Disqualified  Capital  Stock) , except as referred to or reflected or provided for in the Financial  Statements,
or  (ii)  any  contingent   liabilities,   off-balance   sheet   liabilities  or
partnerships, liabilities for taxes, unusual forward or long-term commitments or

                                       47

unrealized or  anticipated  losses from any  unfavorable  commitments,  incurred outside the ordinary  course of the  Borrower's  or such  Material  Subsidiary's business.

         Section 7.05 Litigation.
                      ----------

               (a) Except as set forth on Schedule  7.05,  there are no material actions,  suits,  investigations  or  proceedings by or before any arbitrator or
Governmental  Authority  pending  against or, to the  knowledge of the Borrower, threatened against or affecting the Borrower or any Material Subsidiary 217. not fully covered by insurance (except for normal  deductibles) as to which there is a  reasonable  possibility  of  an  adverse  determination  that,  if  adversely determined,  could reasonably be expected,  individually or in the aggregate, to result in a Material  Adverse Effect,  or 218. that involve any Loan Document or the Transactions.

               (b) Since the date of this Agreement, there has been no change in the status of the matters  disclosed in Schedule 7.05 that,  individually  or in the  aggregate,  has resulted in, or materially  increased the  likelihood of, a
Material Adverse Effect.

         Section 7.06 Environmental  Matters.  Except as could not be reasonably
                      ----------------------
expected to have a Material  Adverse Effect (or with respect to (c), (d) and (e)
below,  where the failure to take such actions could not be reasonably  expected to have a Material Adverse Effect):

               (a)  neither  any  Property  of  the  Borrower  or  any  Material
Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws.

               (b) no Property of the  Borrower or any Material  Subsidiary  nor
the operations currently conducted thereon or, to the knowledge of the Borrower, by any prior owner or operator of such Property or  operation,  are in violation
of  or  subject  to  any   existing,   pending  or  threatened   action,   suit,
investigation,  inquiry or  proceeding  by or before  any court or  Governmental
Authority or to any remedial obligations under Environmental Laws.

               (c) all  notices,  permits,  licenses,  exemptions,  approvals or similar  authorizations,  if any, required to be obtained or filed in connection with the  operation  or use of any and all  Property  of the  Borrower  and each
Material Subsidiary,  including,  without limitation, past or present treatment, storage,  disposal  or release of a  hazardous  substance,  oil and gas waste or solid waste into the  environment,  have been duly  obtained  or filed,  and the
Borrower  and each  Material  Subsidiary  are in  compliance  with the terms and conditions of all such notices, permits, licenses and similar authorizations.

               (d) all hazardous substances,  solid waste and oil and gas waste, if any,  generated  at any and all  Property  of the  Borrower  or any  Material
Subsidiary  have in the  past  been  transported,  treated  and  disposed  of in accordance  with  Environmental  Laws  and so as not to  pose  an  imminent  and substantial endangerment to public health or welfare or the environment, and, to the knowledge of the  Borrower,  all such  transport  carriers and treatment and disposal facilities have been and are operating in compliance with Environmental
Laws and so as not to pose an imminent and  substantial  endangerment  to public health or welfare or the  environment,  and are not the subject of any existing, pending or  threatened  action,  investigation  or  inquiry by any  Governmental
Authority in connection with any Environmental Laws.

                                       48

               (e) the  Borrower  has taken all steps  reasonably  necessary  to determine and has determined that no oil, hazardous  substances,  solid waste or oil and gas waste,  have been  disposed of or  otherwise  released and there has been no threatened release of any oil, hazardous substances,  solid waste or oil and gas waste on or to any Property of the  Borrower or any Material  Subsidiary
except in compliance with  Environmental  Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment.

               (f) to the extent  applicable,  all  Property of the Borrower and
each  Material  Subsidiary  currently  satisfies  all  design,   operation,  and
equipment  requirements  imposed by the OPA, and the Borrower  does not have any reason to believe that such Property, to the extent subject to the OPA, will not be able to maintain compliance with the OPA requirements during the term of this
Agreement.

               (g) neither the  Borrower  nor any  Material  Subsidiary  has any
known  contingent  liability or Remedial Work in connection  with any release or threatened release of any oil, hazardous  substance,  solid waste or oil and gas waste into the environment.

         Section 7.07 Compliance with the Laws and Agreements; No Defaults.
                      ----------------------------------------------------

               (a) Each of the  Borrower  and  each  Material  Subsidiary  is in compliance with all Governmental  Requirements  applicable to it or its Property and all agreements and other  instruments  binding upon it or its Property,  and possesses all licenses,  permits,  franchises,  exemptions,  approvals and other governmental  authorizations necessary for the ownership of its Property and the conduct of its business,  except where the failure to do so,  individually or in the aggregate,  could not reasonably be expected to result in a Material Adverse
Effect.

               (b)  Neither  the  Borrower  nor any  Material  Subsidiary  is in
default nor has any event or circumstance occurred which, but for the expiration of any  applicable  grace  period  or the  giving  of  notice,  or  both,  would constitute a default or would  require the Borrower or a Material  Subsidiary to
Redeem or make any offer to do any of the foregoing  under any indenture,  note, credit  agreement or instrument  pursuant to which any Material  Indebtedness is outstanding or by which the Borrower or any Material  Subsidiary or any of their
Properties is bound.

               (c) No Default has occurred and is continuing.

         Section  7.08  Investment  Company  Act.  Neither the  Borrower nor any
                        ------------------------
Subsidiary  is  an  "investment   company"  or  a  company  "controlled"  by  an
"investment company," within the meaning of, or subject to regulation under, the
Investment Company Act of 1940, as amended.

         Section 7.09 Public Utility Holding  Company Act.  Neither the Borrower
                      -----------------------------------
nor any  Subsidiary  is a "holding  company,"  or a  "subsidiary  company"  of a
"holding  company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of, or subject to regulation  under, the Public Utility Holding Company Act of 1935, as amended.

         Section  7.10 Taxes.  Each of the  Borrower  and its  Subsidiaries  has
                       -----
timely filed or caused to be filed all Tax returns and reports  required to have been  filed and has paid or caused  to be paid all Taxes  required  to have been

                                       49

paid by it,  except  (a)  Taxes  that  are  being  contested  in good  faith  by appropriate  proceedings  and for  which the  Borrower  or such  Subsidiary,  as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not  reasonably be expected to result in a Material  Adverse Effect.  The charges,  accruals and reserves on the books of the  Borrower  and its  Subsidiaries  in respect of Taxes and other governmental  charges are, in the reasonable opinion of the Borrower,  adequate.
No Tax Lien has been filed and, to the  knowledge of the  Borrower,  no claim is being asserted with respect to any such Tax or other such governmental charge.

         Section 7.11 ERISA.
                      -----

               (a) The Borrower,  the Subsidiaries and each ERISA Affiliate have complied in all material  respects with ERISA and,  where  applicable,  the Code regarding each Plan.

               (b)  Each  Plan  is,  and has  been,  maintained  in  substantial compliance with ERISA and, where applicable, the Code.

               (c) No act,  omission or  transaction  has  occurred  which could result in  imposition  on the Borrower,  any  Subsidiary or any ERISA  Affiliate
(whether  directly  or  indirectly)  of 239.  either  a civil  penalty  assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed pursuant  to Chapter 43 of  Subtitle D of the Code or 240.  breach of  fiduciary duty liability damages under section 409 of ERISA.

               (d) No Plan (other than a defined contribution plan) or any trust created  under any such Plan has been  terminated  since  September 2, 1974.  No liability to the PBGC (other than for the payment of current  premiums which are not past due) by the Borrower, any Subsidiary or any ERISA Affiliate has been or is  expected  by the  Borrower,  any  Subsidiary  or any ERISA  Affiliate  to be
incurred  with respect to any Plan.  No ERISA Event with respect to any Plan has occurred.

               (e) Full payment when due has been made of all amounts  which the
Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof, and no accumulated funding deficiency (as defined in section 302 of
ERISA and section 412 of the Code),  whether or not waived,  exists with respect to any Plan.

               (f) The actuarial present value of the benefit  liabilities under each Plan which is  subject to Title IV of ERISA does not,  as of the end of the
Borrower's  most  recently  ended fiscal year,  exceed the current  value of the assets  (computed on a plan  termination  basis in  accordance  with Title IV of
ERISA) of such Plan allocable to such benefit  liabilities.  The term "actuarial present value of the benefit  liabilities"  shall have the meaning  specified in section 4041 of ERISA.

               (g)  Neither  the  Borrower,   the  Subsidiaries  nor  any  ERISA
Affiliate  sponsors,  maintains,  or contributes to an employee  welfare benefit plan, as defined in section 3(1) of ERISA,  including,  without limitation,  any such plan maintained to provide  benefits to former  employees of such entities, that may not be terminated by the Borrower,  a Subsidiary or any ERISA Affiliate
in its sole discretion at any time without any material liability.

                                       50

               (h)  Neither  the  Borrower,   the  Subsidiaries  nor  any  ERISA
Affiliate  sponsors,  maintains  or  contributes  to,  or has at any time in the six-year period preceding the date hereof  sponsored,  maintained or contributed to, any Multiemployer Plan.

               (i)  Neither  the  Borrower,   the  Subsidiaries  nor  any  ERISA
Affiliate is required to provide  security under section  401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the
Plan.

         Section 7.12 Disclosure;  No Material  Misstatements.  The Borrower has
                      ---------------------------------------
disclosed  to the Lenders all  agreements,  instruments  and  corporate or other restrictions to which it or any of its Material Subsidiaries is subject, and all other  matters  known  to it,  that,  individually  or in the  aggregate,  could reasonably  be  expected  to result in a Material  Adverse  Effect.  Neither the
Information  Memorandum  nor any of the  other  reports,  financial  statements, certificates or other  information  furnished by or on behalf of the Borrower or any  Material  Subsidiary  to the  Administrative  Agent or any Lender or any of
their  Affiliates in connection  with the  negotiation  of this Agreement or any other Loan Document or delivered  hereunder or under any other Loan Document (as modified  or  supplemented  by other  information  so  furnished)  contains  any material  misstatement  of fact or omits to state any material fact necessary to make the statements  therein, in the light of the circumstances under which they were made, not misleading;  provided that,  with respect to projected  financial information,  the Borrower represents only that such information was prepared in good faith based upon  assumptions  believed to be reasonable at the time. There is no fact  peculiar to the  Borrower  or any  Material  Subsidiary  which could reasonably  be  expected to have a Material  Adverse  Effect or in the future is reasonably  likely to have a Material  Adverse Effect and which has not been set forth  in  this  Agreement  or  the  Loan  Documents  or  the  other  documents, certificates and statements furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any Material  Subsidiary prior to, or on, the date hereof in connection with the transactions  contemplated  hereby. There are no material statements or conclusions in any Reserve Report which are based upon or  include  misleading  information  or  fail  to take  into  account  material information regarding the matters reported therein.

         Section  7.13  Insurance.  The  Borrower  has,  and has  caused all its
                        ---------
Material  Subsidiaries to have, 249. all insurance  policies  sufficient for the compliance by each of them with all material  Governmental  Requirements and all material  agreements and 250. insurance coverage in at least amounts and against such risk (including,  without  limitation,  public  liability) that are usually insured  against by  companies  similarly  situated and engaged in the same or a similar  business for the assets and operations of the Borrower and its Material
Subsidiaries.

         Section 7.14 Restriction on Liens.  Neither the Borrower nor any of the
                      --------------------
Material Subsidiaries is a party to any material agreement or arrangement (other than Capital Leases creating Liens permitted by Section  9.03(c),  but then only on the  Property  subject  of such  Capital  Lease),  or  subject  to any order, judgment,  writ or decree,  which  either  restricts or purports to restrict its ability  to grant  Liens to the  Administrative  Agent and the  Lenders on or in
respect of their Properties to secure the Indebtedness and the Loan Documents.

         Section 7.15  Subsidiaries.  Except as set forth on Schedule 7.15 or as
                       ------------
disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.15, the Borrower

                                       51

has no Subsidiaries. Schedule 7.15 identifies each Subsidiary that is a Material
Subsidiary,  and each Material  Subsidiary  on such  schedule is a  Wholly-Owned
Subsidiary.

         Section  7.16  Location  of  Business  and  Offices.   The   Borrower's
                        ------------------------------------
jurisdiction of organization is Delaware;  the name of the Borrower as listed in the public records of its  jurisdiction  of  organization is St. Mary Land &
Exploration  Company;  and  the  organizational  identification  number  of  the
Borrower in its jurisdiction of organization is 44728. The Borrower's  principal place of  business  and chief  executive  offices  are  located  at the  address specified in Section  12.01 (or as set forth in a notice  delivered  pursuant to
Section 8.01(m) and Section 12.01(c)).  Each Material Subsidiary's  jurisdiction of  organization,  name as listed in the public records of its  jurisdiction  of organization,  organizational  identification  number  in  its  jurisdiction  of organization,  and the  location of its  principal  place of business  and chief executive  office  is  stated  on  Schedule  7.15  (or as set  forth in a notice delivered pursuant to Section 8.01(m)).

         Section 7.17  Properties;  Titles,  Etc. Except for matters which could
                       -------------------------
not reasonably be expected to have a Material Adverse Effect:

               (a) Each of the Borrower and the Material  Subsidiaries  has good and  defensible  title  to the Oil  and Gas  Properties  evaluated  in the  most recently delivered Reserve Report and good title to all its personal Properties, in each case,  free and clear of all Liens  except  Liens  permitted  by Section
9.03.  After  giving  full effect to the  Excepted  Liens,  the  Borrower or the
Material Subsidiary  specified as the owner owns the net interests in production attributable  to the  Hydrocarbon  Interests as  reflected in the most  recently delivered Reserve Report,  and the ownership of such Properties shall not in any material respect  obligate the Borrower or such Material  Subsidiary to bear the costs and expenses  relating to the  maintenance,  development and operations of each such  Property  in an amount in  excess  of the  working  interest  of each
Property set forth in the most  recently  delivered  Reserve  Report that is not offset by a  corresponding  proportionate  increase  in the  Borrower's  or such
Material Subsidiary's net revenue interest in such Property.

               (b) All material leases and agreements  necessary for the conduct of the  business of the Borrower  and the  Material  Subsidiaries  are valid and subsisting,  in full force and effect,  and there  exists no default or event or circumstance  which  with the  giving of notice or the  passage  of time or both would give rise to a default under any such lease or leases,  which would affect in any  material  respect the conduct of the  business of the  Borrower  and the
Material Subsidiaries, taken as a whole.

               (c) The rights and Properties presently owned, leased or licensed by the Borrower and the Material Subsidiaries including, without limitation, all easements  and rights of way,  include all rights and  Properties  necessary  to permit the Borrower and the Material  Subsidiaries  to conduct their business in all  material  respects in the same manner as its  business  has been  conducted prior to the date hereof.

                                       52

               (d)  All of the  Properties  of the  Borrower  and  the  Material
Subsidiaries  which  are  reasonably   necessary  for  the  operation  of  their
businesses are in good working  condition and are maintained in accordance  with prudent business standards.

               (e)  The  Borrower  and  each  Material  Subsidiary  owns,  or is licensed  to use,  all  trademarks,  tradenames,  copyrights,  patents and other intellectual  Property  material  to its  business,  and the use  thereof by the
Borrower and such Material  Subsidiary  does not infringe upon the rights of any other Person,  except for any such  infringements  that,  individually or in the aggregate,  could not  reasonably  be expected  to result in a Material  Adverse
Effect.  The  Borrower and its  Material  Subsidiaries  either own or have valid licenses or other  rights to use all  databases,  geological  data,  geophysical data, engineering data, seismic data, maps,  interpretations and other technical information  used in their  businesses  as presently  conducted,  subject to the limitations  contained in the  agreements  governing the use of the same,  which limitations  are  customary  for  companies  engaged  in  the  business  of  the exploration  and production of  Hydrocarbons,  with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

         Section  7.18  Maintenance  of  Properties.  Except  for  such  acts or
                        ---------------------------
failures to act as could not be reasonably  expected to have a Material  Adverse
Effect, the Oil and Gas Properties (and Properties unitized therewith) have been maintained,  operated  and  developed  in a good and  workmanlike  manner and in
conformity  with  all  Government   Requirements  and  in  conformity  with  the
provisions of all leases,  subleases or other contracts comprising a part of the
Hydrocarbon  Interests and other contracts and agreements  forming a part of the
Oil and Gas Properties.  Specifically  in connection with the foregoing,  except for those as could not be reasonably expected to have a Material Adverse Effect,
(i) no Oil and Gas  Property is subject to having allowable  production  reduced below  the  full  and  regular  allowable  (including  the  maximum  permissible
tolerance)  because  of  any  overproduction   (whether  or  not  the  same  was
permissible at the time) and (ii) none of the wells comprising a part of the Oil and Gas  Properties  (or  Properties  unitized  therewith)  is deviated from the vertical more than the maximum  permitted by Government  Requirements,  and such wells are, in fact,  bottomed  under and are producing  from, and the well bores are wholly  within,  the Oil and Gas Properties (or in the case of wells located on Properties  unitized  therewith,  such unitized  Properties).  All pipelines, wells,  gas  processing  plants,  platforms  and  other  material  improvements, fixtures and  equipment  owned in whole or in part by the Borrower or any of its
Material  Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing  which are operated by the Borrower or any of its Material
Subsidiaries,  in a  manner  consistent  with  the  Borrower's  or its  Material
Subsidiaries'  past practices (other than those the failure of which to maintain in  accordance  with this Section 7.07 could not  reasonably be expect to have a
Material Adverse Effect).

         Section 7.19 Gas Imbalances, Prepayments. As of the date hereof, except
                      ---------------------------
as set  forth on  Schedule  7.19 or on the  most  recent  certificate  delivered pursuant to Section 8.12(c), on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower or any of its Material
Subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time  without then or  thereafter  receiving  full payment  therefor exceeding one and one-half  million mcf of gas (on an mcf  equivalent  basis) in the aggregate.

                                       53

         Section 7.20 Marketing of Production.  Except for contracts  listed and
                      -----------------------
in effect on the date hereof on Schedule 7.20, and thereafter  either  disclosed in  writing  to the  Administrative  Agent  or  included  in the  most  recently delivered  Reserve  Report (with respect to all of which  contracts the Borrower represents  that it or its Material  Subsidiaries  are receiving a price for all production sold thereunder  which is computed  substantially  in accordance with the terms of the  relevant  contract  and are not  having  deliveries  curtailed substantially  below the  subject  Property's  delivery  capacity),  no material agreements  exist which are not  cancelable  on 60 days  notice or less  without penalty or  detriment  for the sale of  production  from the  Borrower's  or its
Material Subsidiaries' Hydrocarbons (including,  without limitation, calls on or other  rights to  purchase,  production,  whether or not the same are  currently being  exercised)  that (a)  pertain to  the sale of production at a fixed price and (b)  have a maturity  or expiry  date of longer than six (6) months from the date hereof.

         Section 7.21 Swap Agreements. Schedule 7.21, as of the date hereof, and
                      ---------------
after the date  hereof,  each report  required to be  delivered  by the Borrower pursuant to Section  8.01(d),  sets forth,  a true and complete list of all Swap
Agreements  of the Borrower and each  Material  Subsidiary,  the material  terms thereof (including the type, term, effective date, termination date and notional amounts or volumes),  the net mark to market value  thereof,  all credit support agreements  relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

         Section  7.22 Use of Loans and Letters of Credit.  The  proceeds of the
                       ----------------------------------
Loans and the Letters of Credit shall be used (a) to provide working capital for exploration,  development  and  production  operations,  (b)  to  refinance  the acquisition of Oil & Gas  Properties,  (c) to renew,  rearrange,  modify and extend the Debt under the Existing  Credit  Agreement  assigned  pursuant to the
Assignments,  (d) to fund the  $72,000,000  loan evidenced by the "Note" defined and  described  in  Section  7.03  of the  Purchase  and  Sale  Agreement  (said
$72,000,000  principal  amount  being  subject to  adjustment  [higher or lower]
pursuant to the terms of the Purchase and Sale  Agreement),  and (d) for general
corporate   purposes.   The  Borrower  and  its  Subsidiaries  are  not  engaged
principally,  or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate,  incidental or ultimate, of buying or carrying  margin stock (within the meaning of Regulation U or X of the
Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations U or X of the Board.

         Section  7.23  Solvency.   After  giving  effect  to  the  transactions
                        --------
contemplated  hereby,  (a) the aggregate  assets (after giving effect to amounts that could reasonably be received by reason of indemnity,  offset,  insurance or any  similar  arrangement),  at a  fair  valuation,  of  the  Borrower  and  the
Guarantors, taken as a whole, will exceed the aggregate Debt of the Borrower and the  Guarantors  on a  consolidated  basis,  as the Debt  becomes  absolute  and matures,  (b) each of the Borrower and the Guarantors  will not have incurred or intended  to incur,  and will not believe  that it will  incur,  Debt beyond its ability to pay such Debt (after  taking  into  account the timing and amounts of cash to be received by each of the Borrower and the  Guarantors  and the amounts to be payable on or in respect of its liabilities,  and giving effect to amounts that could reasonably be received by reason of indemnity,  offset,  insurance or any similar arrangement) as such Debt becomes  absolute and matures and (c) each of the  Borrower  and the  Guarantors  will not have (and will have no reason to

                                       54

believe that it will have thereafter) unreasonably small capital for the conduct of its business.

         Section 7.24 Material Agreements.  The Borrower has delivered or caused
                      -------------------
to be  delivered  to the  Administrative  Agent true and  correct  copies of the
Material Agreements. The Material Agreements have not been modified, terminated, assigned or pledged by Borrower or any Material Subsidiary,  as applicable,  are in full force and effect  and no party is in default in the  performance  of its obligations thereunder.

                                  ARTICLE VIII
                              Affirmative Covenants

         Until the Commitments have expired or been terminated and the principal of and  interest  on each  Loan and all fees  payable  hereunder  and all  other amounts  payable under the Loan  Documents  shall have been paid in full and all
Letters of Credit  shall have  expired or  terminated  and all LC  Disbursements shall have been reimbursed,  the Borrower  covenants and agrees with the Lenders that:

         Section 8.01 Financial  Statements;  Ratings Change; Other Information.
                      ---------------------------------------------------------
The Borrower will furnish to the Administrative Agent and each Lender:

               (a) Annual Financial Statements.  Within 90 days after the end of
                   ---------------------------
each fiscal year of the  Borrower,  its audited  consolidated  balance sheet and related statements of operations,  stockholders' equity and cash flows as of the end of and for such year,  setting  forth in each case in  comparative  form the figures for the previous  fiscal year, all reported on by Deloitte &  Touche or other independent public accountants of recognized national standing (without
a  "going  concern"  or  like   qualification   or  exception  and  without  any
qualification  or  exception  as to the scope of such  audit) to the effect that such consolidated  financial  statements present fairly in all material respects the  financial  condition  and results of  operations  of the  Borrower  and its
Consolidated  Subsidiaries  on a  consolidated  basis in  accordance  with  GAAP consistently applied.

               (b) Quarterly Financial Statements.  Within 45 days after the end
                   ------------------------------
of each of the first three fiscal  quarters of each fiscal year of the Borrower,
its   consolidated   balance  sheet  and  related   statements  of   operations,
stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed  portion of the fiscal year,  setting forth in each case in comparative form the figures for the corresponding  period or periods of (or, in the case of the balance sheet,  as of the end of) the previous  fiscal year, all certified by one of its Financial  Officers as presenting fairly in all material respects the  financial  condition and results of operations of the Borrower and its  Consolidated  Subsidiaries on a consolidated  basis in accordance with GAAP consistently  applied,  subject to normal  year-end  audit  adjustments  and the absence of footnotes.

               (c) Certificate of Financial Officer -- Compliance.  Concurrently
                   ----------------------------------------------
with any  delivery of  financial  statements  under  Section  8.01(a) or Section
8.01(b),  a  certificate  of a Financial  Officer in  substantially  the form of
Exhibit B  hereto (i)  certifying as to whether a Default has occurred and, if a
Default has  occurred,  specifying  the details  thereof and any action taken or

                                       55

proposed  to be taken  with  respect  thereto,  (ii)  setting  forth  reasonably detailed calculations  demonstrating compliance with Section 8.13(b) and Section
9.01 and (iii) stating whether any change in GAAP or in the application  thereof has occurred since the date of the audited financial  statements  referred to in
Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

               (d) Listing of Swap Agreements. Concurrently with any delivery of
                   --------------------------
financial  statements  under  Section  8.01(a) and Section  8.01(b),  a true and complete  list  of  all  Swap  Agreements  of the  Borrower  and  each  Material
Subsidiary  as of the last  Business Day of such fiscal  quarter or fiscal year, which  shall  depict the  material  terms  thereof  (including  the type,  term, effective  date,  termination  date and notional  amounts or  volumes),  the net mark-to-market  value  therefor,  any new  credit  support  agreements  relating thereto not listed on Schedule 7.20,  any margin  required or supplied under any credit support document, and the counterparty to each such agreement.

               (e)  Certificate of Insurer -- Insurance  Coverage.  Concurrently
                    ---------------------------------------------
with any delivery of financial  statements under Section 8.01(a),  a certificate of insurance  coverage from each insurer with respect to the insurance  required by Section 8.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the  Administrative  Agent or any Lender, all copies of the applicable policies.

               (f) Other Accounting  Reports.  Promptly upon receipt thereof,  a
                   -------------------------
copy of each other  report or letter  submitted  to the  Borrower  or any of its
Subsidiaries by independent  accountants in connection with any annual,  interim or  special  audit  made  by them  of the  books  of the  Borrower  or any  such
Subsidiary,  and a copy of any response by the Borrower or any such  Subsidiary, or the Board of Directors of the Borrower or any such Subsidiary, to such letter or report.

               (g) SEC and Other  Filings;  Reports  to  Shareholders.  Promptly
                   --------------------------------------------------
after the same  become  publicly  available,  copies of all  periodic  and other reports,  proxy  statements  and other  materials  filed by the  Borrower or any
Subsidiary  with  the  SEC,  or  with  any  national  securities  exchange,   or
distributed by the Borrower to its shareholders generally, as the case may be.

               (h)  Notices  Under  Material  Instruments.  Promptly  after  the
                    -------------------------------------
furnishing  thereof,  copies  of  any  financial  statement,  report  or  notice furnished  to or by any  Person  pursuant  to the terms of any  preferred  stock designation,  indenture,  loan or credit or other similar agreement,  other than this  Agreement  and not  otherwise  required  to be  furnished  to the  Lenders pursuant to any other provision of this Section 8.01.

               (i) Lists of Purchasers.  Promptly  following the written request
                   -------------------
from  the  Administrative  Agent  thereof,  a  list  of all  Persons  purchasing
Hydrocarbons from the Borrower or any Material Subsidiary.

               (j) Notice of Sales of Oil and Gas  Properties.  In the event the
                   ------------------------------------------
Borrower  or any  Material  Subsidiary  intends  to sell,  transfer,  assign  or otherwise  dispose of any Oil or Gas  Properties or any Equity  Interests in any
Subsidiary  in  accordance  with  Section  9.13 for  consideration  in excess of

                                       56

$1,000,000,  prior written notice of such disposition, the price thereof and the anticipated date of closing.

               (k) Notice of Casualty Events.  Prompt written notice, and in any
                   -------------------------
event within three Business Days, of the occurrence of any Casualty Event or the commencement  of any action or proceeding  that could  reasonably be expected to result in a Casualty Event.

               (l)  Issuance of  Permitted  Refinancing  Debt.  In the event the
                    -----------------------------------------
Borrower   intends  to  refinance  any  Debt  with  the  proceeds  of  Permitted
Refinancing Debt, prior written notice of such intended offering  therefor,  the amount  thereof and the  anticipated  date of closing and will furnish a copy of the preliminary  offering  memorandum (if any) and the final offering memorandum
(if any).

               (m) Information Regarding Borrower and Guarantors. Prompt written
                   ---------------------------------------------
notice (and in any event within thirty (30) days upon becoming aware thereof) of any change (i)  in the  Borrower  or any  Guarantor's  corporate  name or in any trade name used to identify such Person in the conduct of its business or in the ownership  of its  Properties,  (ii)  in the  location  of the  Borrower  or any
Guarantor's  chief executive office or principal place of business, (iii) in the
Borrower  or  any  Guarantor's   identity  or  corporate  structure  or  in  the
jurisdiction  in which  such  Person is  incorporated  or  formed,  (iv)  in the
Borrower  or any  Guarantor's  jurisdiction  of  organization  or such  Person's organizational  identification number in such jurisdiction of organization,  and
(v) in the Borrower  or  any Guarantor's federal taxpayer identification number.

               (n) Other Requested  Information.  Promptly following any request
                   ----------------------------
therefor, such other information regarding the operations,  business affairs and financial  condition  of the  Borrower  or any  Subsidiary  (including,  without limitation,  any Plan or Multiemployer Plan and any reports or other information required  to be  filed  under  ERISA),  or  compliance  with  the  terms of this
Agreement or any other Loan Document,  as the Administrative Agent or any Lender
may reasonably request.

         Section 8.02 Notices of Material  Events.  The Borrower will furnish to
                      ---------------------------
the Administrative Agent and each Lender prompt written notice of the following:

               (a) the occurrence of any Default;

               (b) the filing or commencement of any action,  suit or proceeding by or before any arbitrator or Governmental  Authority  against or affecting the
Borrower  or  any  Affiliate  thereof  that,  if  adversely  determined,   could
reasonably be expected to result in a Material Adverse Effect;

               (c) the  occurrence  of any ERISA Event  that,  alone or together with any other ERISA Events that have occurred,  could reasonably be expected to result in liability of the Borrower and its  Subsidiaries in an aggregate amount exceeding $2,000,000; and

               (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

                                       57

Each  notice  delivered  under  this  Section  8.02  shall be  accompanied  by a statement of a  Responsible  Officer  setting  forth the details of the event or development  requiring  such notice and any action taken or proposed to be taken with respect thereto.

         Section 8.03  Existence;  Conduct of Business.  The Borrower  will, and
                       -------------------------------
will  cause  each  Material  Subsidiary  to,  do or cause to be done all  things necessary  to  preserve,  renew  and keep in full  force  and  effect  its legal existence and the rights, licenses,  permits, privileges and franchises material to the conduct of its business and maintain, if necessary,  its qualification to do business in each other  jurisdiction  in which its Oil and Gas  Properties is located or the ownership of its Properties requires such  qualification,  except where the  failure to so qualify  could not  reasonably  be  expected  to have a
Material  Adverse  Effect;  provided that the  foregoing  shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.12.

         Section 8.04 Payment of Obligations.  The Borrower will, and will cause
                      ----------------------
each Material  Subsidiary to, pay its obligations,  including Tax liabilities of the Borrower and all of its Subsidiaries before the same shall become delinquent or in  default,  except  where  (a)  the  validity  or  amount  thereof is being contested in good faith by  appropriate  proceedings,  (b) the  Borrower or such
Material  Subsidiary has set aside on its books  adequate  reserves with respect thereto in  accordance  with GAAP and (c) the failure  to make  payment  pending such contest could not  reasonably  be expected to result in a Material  Adverse
Effect or result in the seizure or levy of any  Property of the  Borrower or any
Subsidiary.

         Section 8.05  Performance  of  Obligations  under Loan  Documents.  The
                       ---------------------------------------------------
Borrower will pay the Notes according to the reading,  tenor and effect thereof, and the Borrower will and will cause each Material  Subsidiary to do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified.

         Section  8.06  Operation  and  Maintenance  of  Properties.  Except for
                        -------------------------------------------
matters that could not  reasonably  be expected to result in a Material  Adverse
Effect,  the Borrower,  at its own expense,  will,  and will cause each Material
Subsidiary to:

               (a)  operate  its Oil  and  Gas  Properties  and  other  material
Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient  manner in accordance  with the practices of the industry and in compliance  with all applicable  contracts and agreements and  in  compliance  with  all  Governmental  Requirements,  including,  without limitation,  applicable pro ration  requirements and Environmental Laws, and all applicable  laws,  rules and regulations of every other  Governmental  Authority from time to time  constituted to regulate the  development and operation of its
Oil and Gas Properties and the  production  and sale of  Hydrocarbons  and other minerals therefrom,  except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

               (b) keep and maintain all Property material to the conduct of its business in good working  order and  condition,  ordinary wear and tear excepted preserve,  maintain  and  keep in good  repair,  working  order  and  efficiency
(ordinary wear and tear excepted) all of its material Oil and Gas Properties and
other  material  Properties,   including,  without  limitation,  all  equipment,
machinery and facilities.

               (c) promptly pay and discharge,  or make reasonable and customary efforts  to cause to be paid  and  discharged,  all  delay  rentals,  royalties, expenses  and  indebtedness  accruing  under  the  leases  or  other  agreements affecting  or  pertaining  to its Oil and Gas  Properties  and will do all other things  necessary  to keep  unimpaired  their  rights with  respect  thereto and prevent any forfeiture thereof or default thereunder.

               (d) promptly perform or make reasonable and customary  efforts to cause to be performed,  in accordance with industry  standards,  the obligations required  by  each  and  all  of the  assignments,  deeds,  leases,  sub-leases, contracts and  agreements  affecting its interests in its Oil and Gas Properties and other material Properties.

               (e)  operate  its Oil  and  Gas  Properties  and  other  material
Properties or cause or make  reasonable and customary  efforts to cause such Oil and Gas Properties  and other  material  Properties to be operated in accordance with  the  practices  of  the  industry  and in  material  compliance  with  all applicable  contracts and agreements and in compliance in all material  respects with all Governmental Requirements.

               (f) to the extent the  Borrower or a Material  Subsidiary  is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.06.

         Section 8.07 Insurance. The Borrower will, and will cause each Material
                      ---------
Subsidiary  to,  maintain,   with  financially  sound  and  reputable  insurance
companies,  insurance in such amounts and against such risks as are  customarily maintained by companies engaged in the same or similar  businesses  operating in the same or similar locations.

         Section 8.08 Books and Records;  Inspection  Rights. The Borrower will,
                      --------------------------------------
and will cause each  Material  Subsidiary  to, keep  proper  books of record and account in which full,  true and correct  entries are made of all  dealings  and transactions in relation to its business and activities.  The Borrower will, and will cause each Material Subsidiary to, permit any representatives designated by the Administrative  Agent or any Lender,  upon reasonable prior notice, to visit and inspect its  Properties,  to examine  and make  extracts  from its books and records,  and to discuss its affairs,  finances and condition  with its officers and  independent  accountants,  all at such  reasonable  times  and as  often as reasonably requested.

         Section 8.09  Compliance  with Laws.  The Borrower will, and will cause
                       ---------------------
each Material Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so,  individually  or in the  aggregate,  could not  reasonably be expected to result in a Material Adverse Effect.

         Section 8.10 Environmental Matters.
                      ---------------------

               (a) The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and  operations and each  Subsidiary and each  Subsidiary's
Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably  expected to have a Material Adverse Effect;
(ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose  of or  otherwise  release,  any  oil,  oil  and  gas  waste,  hazardous substance,  or solid waste on, under, about or from any of the Borrower's or its

                                       59

Subsidiaries'  Properties  or any other  Property  to the  extent  caused by the
Borrower's or any of its  Subsidiaries'  operations  except in  compliance  with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect;  (iii) timely obtain or file, and shall cause each  Subsidiary  to timely  obtain or file,  all notices,  permits, licenses, exemptions, approvals,  registrations or other authorizations, if any, required  under  applicable  Environmental  Laws  to be  obtained  or  filed  in connection  with the  operation or use of the  Borrower's  or its  Subsidiaries'
Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect;  (iv) promptly  commence and diligently  prosecute to completion,  and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation,  monitoring,
containment,  cleanup,  removal,  repair,  restoration,   remediation  or  other
remedial  obligations  (collectively,  the  "Remedial  Work")  in the  event any
                                             --------------
Remedial Work is required or reasonably necessary under applicable Environmental
Laws because of or in connection with the actual or suspected  past,  present or future  disposal  or other  release  of any oil,  oil and gas  waste,  hazardous substance or solid waste on, under,  about or from any of the  Borrower's or its
Subsidiaries' Properties,  which failure to commence and diligently prosecute to completion could  reasonably be expected to have a Material Adverse Effect;  and
(v) establish and  implement,  and shall cause each  Subsidiary to establish and implement,  such  procedures as may be necessary to  continuously  determine and assure that the Borrower's and its Subsidiaries'  obligations under this Section
8.10(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

               (b) The Borrower will  promptly,  but in no event later than five days of the occurrence of a triggering event,  notify the  Administrative  Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental  Authority or any threatened demand or lawsuit by any landowner or  other  third  party  against  the  Borrower  or its  Subsidiaries  or  their
Properties  of  which  the  Borrower  has  knowledge  in  connection   with  any
Environmental  Laws  (excluding  routine  testing and corrective  action) if the
Borrower  reasonably  anticipates  that such  action  will  result in  liability
(whether  individually  or in the  aggregate)  in excess of $500,000,  not fully covered by insurance, subject to normal deductibles.

               (c) In  connection  with any future  acquisitions  of Oil and Gas
Properties or other Properties, the Borrower will and will cause each Subsidiary to provide environmental audits and tests in accordance with American Society of
Testing  Materials  standards upon request by the  Administrative  Agent and the
Lenders,  except in  circumstances  in which the Borrower or any  Subsidiary  is acquiring an additional interest in an Oil and Gas Property or other Property.

         Section 8.11 Further Assurances.
                      ------------------

               (a) The  Borrower  at its  expense  will,  and  will  cause  each
Material Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the
Administrative  Agent  to  comply  with,  cure any  defects  or  accomplish  the conditions  precedent,  covenants and agreements of the Borrower or any Material
Subsidiary,  as the case may be, in the Loan Documents,  including the Notes, or to further evidence and more fully describe the collateral  intended as security for the  Indebtedness,  or to correct any  omissions  in this  Agreement  or the
Security Instruments, or to state more fully the obligations secured therein, or

                                       60

to perfect,  protect or preserve any Liens created pursuant to this Agreement or any of the  Security  Instruments  or  the  priority  thereof,  or to  make  any recordings,  file any notices or obtain any  consents,  all as may be reasonably necessary or  appropriate,  in the reasonable  discretion of the  Administrative
Agent, in connection therewith.

               (b) The Borrower hereby  authorizes the  Administrative  Agent to file one or more financing or continuation  statements,  and amendments thereto, relative to all or any part of the Mortgaged  Property  without the signature of the  Borrower  or any  Material  Subsidiary  where  permitted  by law. A carbon, photographic or other reproduction of the Security  Instruments or any financing statement  covering  the  Mortgaged  Property  or  any  part  thereof  shall  be sufficient as a financing  statement where permitted by law. The  Administrative
Agent will promptly send the Borrower any financing or  continuation  statements it files  without the  signature of the Borrower or any other  Guarantor and the
Administrative  Agent will promptly send the Borrower the filing or  recordation information with respect thereto.

         Section 8.12 Reserve Reports.
                      ---------------

               (a) On or before  February 28th (or February 29th, as applicable)
and July 31st of each year,  commencing  February 28, 2003,  the Borrower  shall furnish  to the  Administrative  Agent and the  Lenders a  Reserve  Report.  The
Reserve  Report as of  December 31 of each year shall be prepared by one or more
Approved Petroleum Engineers,  and the June 30 Reserve Report of each year shall be prepared by or under the supervision of the Manager of Reservoir  Engineering of the  Borrower who shall  certify such Reserve  Report to be true and accurate and to  have  been  prepared  in  accordance  with  the  procedures  used in the immediately preceding December 31 Reserve Report.

               (b) In the  event of an  Interim  Redetermination,  the  Borrower shall  furnish  to the  Administrative  Agent and the  Lenders a Reserve  Report
prepared by or under the supervision of the Manager of Reservoir  Engineering of the Borrower who shall  certify such Reserve  Report to be true and accurate and to have been prepared in accordance  with the procedures used in the immediately preceding December 31 Reserve Report. For any Interim Redetermination  requested by the  Administrative  Agent or the Borrower  pursuant to Section 2.07(b),  the
Borrower  shall provide such Reserve  Report with an "as of" date as required by the  Administrative  Agent as soon as  possible,  but in any event no later than thirty (30) days following the receipt of such request.

               (c) With the delivery of each Reserve Report,  the Borrower shall provide  to the  Administrative  Agent  and the  Lenders  a  certificate  from a
Responsible   Officer  certifying  that  in  all  material  respects:   (i)  the
information  contained in the Reserve Report and any other information delivered in connection  therewith is true and correct,  (ii) the Borrower or its Material
Subsidiaries  owns  good  and  defensible  title  to the Oil and Gas  Properties evaluated  in such  Reserve  Report  and such  Properties  are free of all Liens except for Liens  permitted  by  Section  9.03,  (iii) except as set forth on an exhibit to the certificate,  on a net basis there are no gas imbalances, take or pay or other  prepayments in excess of the volume specified in Section 7.19 with respect to its Oil and Gas  Properties  evaluated in such  Reserve  Report which would require the Borrower or any Material  Subsidiary  to deliver  Hydrocarbons either  generally or produced  from such Oil and Gas  Properties  at some future

                                       61

time without then or thereafter  receiving full payment  therefor,  (iv) none of their Oil and Gas Properties have been sold since the date of the last Borrowing
Base determination  except as set forth on an exhibit to the certificate,  which certificate shall list all of its Oil and Gas Properties sold and in such detail as  reasonably  required  by the  Administrative  Agent,  (v)  attached  to  the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the
Borrower could reasonably be expected to have been obligated to list on Schedule
7.20 had such agreement  been in effect on the date hereof and attached  thereto is a schedule of the Oil and Gas  Properties  evaluated by such  Reserve  Report that are Mortgaged  Properties and demonstrating the percentage of the Borrowing
Base that the value of such Mortgaged Properties represent.

         Section 8.13 Title Information.
                      -----------------

               (a) On or before the delivery to the Administrative Agent and the
Lenders of each Reserve Report  required by Section  8.12(a),  the Borrower will deliver title information in form and substance acceptable to the Administrative
Agent covering  enough of the Oil and Gas  Properties  evaluated by such Reserve
Report that were not included in the immediately  preceding  Reserve Report,  so
that  the   Administrative   Agent  shall  have  received  together  with  title
information previously delivered to the Administrative Agent, satisfactory title information  on at least  75% of the total  value of the Oil and Gas  Properties evaluated by such Reserve Report.

               (b) If the Borrower has provided title information for additional
Properties under Section 8.13(a),  the Borrower shall,  within 60 days of notice from the  Administrative  Agent that  title  defects  or  exceptions  exist with respect to such additional  Properties,  either (i) cure any such  title defects or exceptions  (including  defects or  exceptions as to priority)  which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable
Mortgaged  Properties  with no title defects or  exceptions  except for Excepted
Liens (other than Excepted  Liens  described in clauses (e), (g) and (h) of such definition) having an equivalent value or (iii)deliver title information in form and substance  acceptable to the Administrative Agent so that the Administrative
Agent shall have received,  together with title information previously delivered to the Administrative  Agent,  satisfactory title information on at least 75% of the value of the Oil and Gas Properties evaluated by such Reserve Report.

               (c) If the Borrower is unable to cure any title defect  requested by the Administrative  Agent or the Lenders to be cured within the 60-day period or the  Borrower  does not comply with the  requirements  to provide  acceptable title  information  covering  75% of the  value  of the Oil  and Gas  Properties evaluated  in the most  recent  Reserve  Report,  such  default  shall  not be a
Default,  but instead the Administrative Agent and/or the Majority Lenders shall have the right to exercise the following  remedy in their sole  discretion  from time to time,  and any failure to so exercise  this remedy at any time shall not be a waiver as to future exercise of the remedy by the  Administrative  Agent or the Lenders. To the extent that the Administrative Agent or the Majority Lenders are not satisfied  with title to any Mortgaged  Property after the 60-day period has elapsed,  such unacceptable  Mortgaged  Property shall not count towards the
75% requirement,  and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding  Borrowing Base shall be reduced by an amount as  determined  by the  Majority  Lenders to cause the  Borrower to be in

                                       62

compliance with the requirement to provide  acceptable title  information on 75%
of the value of the Oil and Gas Properties. This new Borrowing Base shall become effective immediately after receipt of such notice.

         Section 8.14 Additional Collateral; Additional Guarantors.
                      --------------------------------------------

               (a) In  connection  with each  redetermination  of the  Borrowing
Base,  the  Borrower  shall  review the  Reserve  Report and the list of current
Mortgaged  Properties (as described in Section 8.12(c)(vi)) to ascertain whether the  Mortgaged  Properties  represent at least 75% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after
giving  effect  to   exploration   and  production   activities,   acquisitions,
dispositions and production.  In the event that the Mortgaged  Properties do not represent at least 75% of such total value,  then the Borrower shall,  and shall cause  its  Material  Subsidiaries  to,  grant  to the  Administrative  Agent as security for the  Indebtedness a first-priority  Lien interest  (subject only to
Excepted  Liens  of the  type  described  in  clauses  (a) to (d) and (f) of the definition  thereof,  but subject to the provisos at the end of such definition)
on  additional  Oil and Gas  Properties  not  already  subject  to a Lien of the
Security  Instruments  such that after  giving  effect  thereto,  the  Mortgaged
Properties will represent at least 75% of such total value.  All such Liens will be created and  perfected by and in accordance  with the  provisions of deeds of
trust,   security   agreements  and  financing   statements  or  other  Security
Instruments,   all  in  form  and  substance  reasonably   satisfactory  to  the
Administrative   Agent  and  in  sufficient  executed  (and  acknowledged  where necessary or  appropriate)  counterparts  for  recording  purposes.  In order to comply with the foregoing,  if any Material  Subsidiary places a Lien on its Oil and Gas  Properties  and such Material  Subsidiary  is not a Guarantor,  then it shall become a Guarantor and comply with Section 8.14(b).

               (b)  In  the  event  that  any  Subsidiary   becomes  a  Material
Subsidiary  after the Closing  Date,  the  Borrower  shall  promptly  cause such
Subsidiary to guarantee the Indebtedness pursuant to the Guaranty Agreement.  In connection  with any such  guaranty,  the  Borrower  shall,  or shall cause such
Subsidiary to, (A)  execute  and deliver a supplement to the Guaranty  Agreement executed by such Subsidiary, (B) pledge  all of the Equity Interests of such new
Subsidiary   (including,   without   limitation,   delivery  of  original  stock
certificates  evidencing the Equity Interests of such Subsidiary,  together with an appropriate  undated stock powers for each certificate duly executed in blank by the  registered  owner  thereof)  and (C)  execute  and  deliver  such  other
additional  closing   documents,   certificates  and  legal  opinions  as  shall
reasonably be requested by the Administrative Agent.

         Section 8.15 ERISA  Compliance.  The Borrower will promptly furnish and
                      -----------------
will cause the  Subsidiaries  and any ERISA Affiliate to promptly furnish to the
Administrative  Agent (i)  promptly  after the filing  thereof  with the United
States Secretary of Labor,  the Internal Revenue Service or the PBGC,  copies of each  annual and other  report  with  respect to each Plan or any trust  created thereunder,  (ii) immediately upon becoming aware of the occurrence of any ERISA
Event or of any "prohibited  transaction,"  as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder,  a written notice signed by the President or the principal Financial
Officer,  the Subsidiary or the ERISA Affiliate,  as the case may be, specifying the nature  thereof,  what  action the  Borrower,  the  Subsidiary  or the ERISA
Affiliate is taking or proposes to take with respect  thereto,  and, when known,

                                       63

any action taken or proposed by the Internal Revenue Service,  the Department of
Labor or the PBGC  with  respect  thereto,  and (iii) immediately  upon  receipt thereof,  copies of any notice of the PBGC's intention to terminate or to have a trustee  appointed to administer any Plan. With respect to each Plan (other than a  Multiemployer  Plan),  the Borrower will, and will cause each  Subsidiary and
ERISA Affiliate to, (i)satisfy in full and in a timely manner, without incurring any late payment or  underpayment  charge or penalty and without  giving rise to any lien, all of the contribution and funding requirements of section 412 of the
Code  (determined  without regard to subsections  (d), (e), (f) and (k) thereof)
and of section 302 of ERISA (determined  without regard to sections 303, 304 and
306 of ERISA), and (ii)pay, or cause to be paid, to the PBGC in a timely manner, without  incurring  any late  payment or  underpayment  charge or  penalty,  all premiums required pursuant to sections 4006 and 4007 of ERISA.

         Section 8.16  Performance  of Material  Agreements.  The Borrower  will
                       ------------------------------------
perform and observe,  and cause each Material Subsidiary to perform and observe, in all material  respects each of the  provisions of the Material  Agreements to which  it is a party  on its  part to be  performed  or  observed  prior  to the termination thereof.

                                   ARTICLE IX
                               Negative Covenants

         Until the  Commitments  have expired or terminated and the principal of and interest on each Loan and all fees payable  hereunder  and all other amounts payable  under the Loan  Documents  have been  paid in full and all  Letters  of
Credit  have  expired or  terminated  and all LC  Disbursements  shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

         Section 9.01 Financial Covenants.
                      -------------------

               (a) Ratio of Total Debt to EBITDA.  The Borrower will not, at any
                   -----------------------------
time,  permit  its ratio of Total  Debt as of such  time to EBITDA  for the four fiscal  quarters  ending  on the  last  day of the  fiscal  quarter  immediately preceding the date of determination for which financial statements are available to be greater than 3.0 to 1.0.

               (b) Current Ratio.  The Borrower will not permit,  as of the last
                   -------------
day  of  any  fiscal  quarter,  its  ratio  of (i) consolidated  current  assets
(including  the  unused  amount of the  total  Commitments) to (ii) consolidated current  liabilities  (excluding  non-cash  obligations  under  FAS  133 and the current portion of the Aggregate Commitment) to be less than 1.0 to 1.0.

         Section 9.02 Debt.  Neither the  Borrower  nor any Material  Subsidiary
                      ----
will incur, create, assume or suffer to exist any Debt, except:

               (a) the  Notes  or  other  Indebtedness  arising  under  the Loan
Documents or any guaranty of or  suretyship  arrangement  for the Notes or other
Indebtedness arising under the Loan Documents.

               (b) Debt of the Borrower and its Material  Subsidiaries  existing on the date  hereof  that is  reflected  in the  Financial  Statements,  and any
Permitted Refinancing Debt in respect thereof.

                                       64

               (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than sixty (60) days past the date of invoice or  delinquent  or which are being  contested  in good  faith by  appropriate  action and for which adequate reserves have been maintained in accordance with GAAP.

               (d) Debt under Capital Leases not to exceed $5,000,000.

               (e) Debt associated with bonds or surety obligations  required by
Governmental  Requirements  in connection  with the operation of the Oil and Gas
Properties.

               (f)  intercompany  Debt  between the  Borrower  and any  Material
Subsidiary or between  Material  Subsidiaries to the extent permitted by Section
9.05(g); provided that such Debt is not held, assigned, transferred,  negotiated or pledged to any Person  other  than the  Borrower  or one of its  Wholly-Owned
Subsidiaries,  and,  provided  further,  that any such Debt  owed by either  the
Borrower or a Guarantor shall be  subordinated to the  Indebtedness on terms set forth in the Guaranty Agreement.

               (g) endorsements of negotiable  instruments for collection in the ordinary course of business.

               (h) non-recourse  Debt secured by Property other than Oil and Gas
Properties  evaluated by the Lenders for purposes of establishing  the Borrowing
Base not to exceed $10,000,000 in the aggregate at any one time outstanding.

               (i) other Debt not to exceed  $5,000,000  in the aggregate at any one time outstanding.

         Section 9.03 Liens.  Neither the  Borrower nor any Material  Subsidiary
                      -----
will create,  incur, assume or permit to exist any Lien on any of its Properties
(now owned or hereafter acquired), except:

               (a) Liens securing the payment of any Indebtedness.

               (b) Excepted Liens.

               (c) Liens securing  Capital Leases  permitted by Section  9.02(d)
but only on the Property under lease.

               (d) Liens securing any Permitted  Refinancing  Debt provided that any  such  Permitted  Refinancing  Debt  is not  secured  by any  additional  or different Property not securing the Refinanced Debt.

               (e) Liens on Property  securing  non-recourse  Debt  permitted by
Section 9.02(h).

         Section 9.04 Dividends,  Distributions  and  Redemptions.  The Borrower
                      -------------------------------------------
will not, and will not permit any of its  Subsidiaries  to,  declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any

                                       65

capital to its  stockholders  or make any  distribution  of its  Property to its
Equity Interest  holders,  except (a) the Borrower may declare and pay dividends with respect to its Equity Interests  payable solely in additional shares of its common stock (other than Disqualified Capital Stock), (b) so long as no Event of
Default shall have occurred  which is  continuing,  the Borrower may declare and pay annual cash dividends not to exceed $.20 per common share, (c)  Subsidiaries may declare and pay  dividends  ratably with respect to their Equity  Interests, and (d) the Borrower may make Restricted  Payments pursuant to and in accordance with stock option plans or other  benefit  plans for  management or employees of the Borrower and its Subsidiaries.

         Section 9.05 Investments,  Loans and Advances. Neither the Borrower nor
                      --------------------------------
any  Material   Subsidiary  will  make  or  permit  to  remain  outstanding  any
Investments in or to any Person, except that the foregoing restriction shall not apply to:

               (a)  Investments  reflected in the Financial  Statements or which are disclosed to the Lenders in Schedule 9.05(a).

               (b)  accounts  receivable  arising  in  the  ordinary  course  of business.

               (c)  direct  obligations  of the  United  States  or  any  agency thereof,  or obligations  guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.

               (d) commercial  paper  maturing  within one year from the date of creation thereof rated in the highest grade by S&P or Moody's.

               (e) deposits  maturing  within one year from the date of creation thereof with,  including  certificates  of deposit  issued by, any Lender or any office  located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits  aggregating at least $100,000,000 (as of the date of such bank or trust company's most recent  financial  reports) and has a short term deposit  rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively or, in the case of any Foreign
Subsidiary,  a bank organized in a jurisdiction in which the Foreign  Subsidiary conducts  operations  having assets in excess of $500,000,000 (or its equivalent in another currency).

               (f)  deposits in money  market  funds  investing  exclusively  in
Investments described in Section 9.05(c), Section 9.05(d) or Section 9.05(e).

               (g) Investments 39. made by the Borrower in or to the Guarantors, and 40. made by a Guarantor in or to the Borrower or any other Guarantor.

               (h)   subject  to  the  limits  in  Section   9.07,   Investments
(including,  without  limitation,  capital  contributions) in general or limited partnerships  or other types of entities (each a "venture")  entered into by the
                                                  -------
Borrower  or a  Material  Subsidiary  with  others  in the  ordinary  course  of business;  provided that (i) any such venture is engaged  exclusively in oil and gas exploration,  development,  production,  processing and related  activities, including transportation,  except for existing Investments described or referred to on Schedule  9.05(h) and Investments  permitted by Section  9.05(i), (ii) the

                                       66

interest in such venture is acquired in the  ordinary  course of business and on fair and reasonable  terms and (iii)such venture  interests acquired and capital contributions  made  (valued as of the date such  interest  was  acquired or the contribution  made) do not exceed,  in the aggregate at any time  outstanding an amount equal to $10,000,000.

               (i) subject to the limits in Section 9.07, additional Investments
(including, without limitation, capital contributions) in the ventures described or referred  to on Schedule  9.05(h)  and new  Investments  (including,  without limitation, capital contributions) in ventures entered into by the Borrower or a
Material  Subsidiary  with others in the ordinary  course of business;  provided that (i) any such venture is not engaged exclusively in oil and gas exploration,
development,   production,   processing   and  related   activities,   including
transportation, (ii) the  interest in such  venture is acquired in the  ordinary course  of  business  and on fair and  reasonable  terms  and (iii) such  enture interests  acquired and capital  contributions  made (valued as of the date such interest was acquired or the contribution  made) do not exceed, in the aggregate at any time outstanding an amount equal to $10,000,000.

               (j) subject to the limits in Section 9.07,  Investments in direct ownership  interests in  additional  Oil and Gas  Properties  and gas  gathering systems related thereto or related to farm-out,  farm-in, joint operating, joint venture or area of mutual interest agreements,  gathering systems,  pipelines or other  similar  arrangements  which are usual and  customary  in the oil and gas exploration and production business located within the geographic  boundaries of the United States of America.

               (k) the $72,000,000  loan (said principal amount being subject to adjustment  [higher or lower]  pursuant  to the terms of the  Purchase  and Sale
Agreement)  to be  made  by the  Borrower  pursuant  to the  Purchase  and  Sale
Agreement.

               (l) so long as no Event of Default shall have  occurred  which is continuing, from and after the date hereof, the Borrower may make repurchases of its stock provided that the aggregate  amount paid by the Borrower in connection with such repurchases shall not exceed $20,000,000.

         Section 9.06 Designation of Material Subsidiaries. Unless designated as
                      ------------------------------------
a Material  Subsidiary  on Schedule  7.15 as of the date  hereof or  thereafter, assuming  compliance  with Section 9.06, any Person that becomes a Subsidiary of the  Borrower  or any of its  Material  Subsidiaries  shall be  classified  as a
Material Subsidiary.

         Section 9.07 Nature of Business;  International Operations. Neither the
                      ---------------------------------------------
Borrower nor any Material  Subsidiary  will allow any material change to be made in the character of its business as an independent  oil and gas  exploration and production  company.  From and  after  the date  hereof,  the  Borrower  and its
Subsidiaries  will not  acquire  or make any  other  expenditure  (whether  such expenditure  is capital,  operating or  otherwise) in or related to, any Oil and
Gas  Properties  not located  within the  geographical  boundaries of the United
States or Canada in excess of $10,000,000 in the aggregate.

         Section  9.08  Limitation  on  Leases.  Neither  the  Borrower  nor any
                        ----------------------
Material Subsidiary will create, incur, assume or suffer to exist any obligation

                                       67

for the  payment of rent or hire of  Property  of any kind  whatsoever  (real or personal but  excluding  Capital  Leases and leases of  Hydrocarbon  Interests), under leases or lease  agreements  which would cause the aggregate amount of all payments made by the Borrower and the Material Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the  end of  any  lease,  to  exceed  $3,000,000  in  any  period  of  twelve consecutive calendar months during the life of such leases.

         Section  9.09  Proceeds  of Notes.  The  Borrower  will not  permit the
                        ------------------
proceeds of the Notes to be used for any purpose  other than those  permitted by
Section  7.22.  Neither  the  Borrower  nor any  Person  acting on behalf of the
Borrower  has taken or will take any action  which  might  cause any of the Loan
Documents to violate  Regulations U or X or any other regulation of the Board or to  violate  Section  7 of the  Securities  Exchange  Act of 1934 or any rule or regulation  thereunder,  in  each  case  as now in  effect  or as the  same  may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will  furnish to the  Administrative  Agent and each Lender a  statement  to the foregoing  effect in  conformity  with the  requirements  of FR Form U-1 or such other form referred to in Regulation U or Regulation X of the Board, as the case may be.

         Section 9.10 ERISA  Compliance.  The Borrower and the Subsidiaries will
                      -----------------
not at any time:

               (a) engage in, or permit  any ERISA  Affiliate  to engage in, any transaction  in connection  with which the  Borrower,  a Subsidiary or any ERISA
Affiliate  could be subjected  to either a civil  penalty  assessed  pursuant to subsections  (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter
43 of Subtitle D of the Code.

               (b) terminate,  or permit any ERISA  Affiliate to terminate,  any
Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Borrower,  a Subsidiary or any ERISA Affiliate to
the PBGC.

               (c) fail to make, or permit any ERISA  Affiliate to fail to make, full payment when due of all amounts  which,  under the  provisions of any Plan, agreement relating thereto or applicable law, the Borrower,  a Subsidiary or any
ERISA Affiliate is required to pay as contributions thereto.

               (d) permit to exist,  or allow any ERISA  Affiliate  to permit to exist, any accumulated  funding  deficiency within the meaning of section 302 of
ERISA or section  412 of the Code,  whether or not waived,  with  respect to any
Plan.

               (e) permit, or allow any ERISA Affiliate to permit, the actuarial present  value of the  benefit  liabilities  under  any Plan  maintained  by the
Borrower,  a Subsidiary or any ERISA Affiliate which is regulated under Title IV of  ERISA  to  exceed  the  current  value  of the  assets  (computed  on a plan termination  basis in accordance  with Title IV of ERISA) of such Plan allocable to such benefit  liabilities.  The term "actuarial  present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

                                       68

               (f)  contribute to or assume an  obligation to contribute  to, or permit  any  ERISA  Affiliate  to  contribute  to or  assume  an  obligation  to contribute to, any Multiemployer Plan.

               (g)  acquire,  or  permit  any ERISA  Affiliate  to  acquire,  an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or a Subsidiary  or with respect to any ERISA  Affiliate of  the  Borrower  or  a  Subsidiary  if  such  Person  sponsors,  maintains  or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2)
any other Plan that is subject to Title IV of ERISA  under  which the  actuarial present  value of the benefit  liabilities  under such Plan  exceeds the current value of the assets  (computed on a plan  termination  basis in accordance  with
Title IV of ERISA) of such Plan allocable to such benefit liabilities.

               (h) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062,  4063,  4064,  4201 or 4204 of
ERISA.

               (i)  contribute to or assume an  obligation to contribute  to, or permit  any  ERISA  Affiliate  to  contribute  to or  assume  an  obligation  to contribute to, any employee  welfare benefit plan, as defined in section 3(1) of
ERISA,  including,  without  limitation,  any such plan  maintained  to  provide benefits to former  employees of such  entities,  that may not be  terminated by such  entities  in their  sole  discretion  at any  time  without  any  material liability.

               (j)  amend,  or permit  any  ERISA  Affiliate  to  amend,  a Plan resulting  in an  increase  in  current  liability  such  that the  Borrower,  a
Subsidiary or any ERISA  Affiliate is required to provide  security to such Plan under section 401(a)(29) of the Code.

         Section 9.11 Sale or Discount of  Receivables.  Except for  receivables
                      --------------------------------
obtained by the Borrower or any Material  Subsidiary out of the ordinary  course of business or the settlement of joint interest billing accounts in the ordinary course of  business  or  discounts  granted  to settle  collection  of  accounts receivable or the sale of defaulted  accounts  arising in the ordinary course of business in connection  with the  compromise  or  collection  thereof and not in connection with any financing transaction, neither the Borrower nor any Material
Subsidiary  will  discount or sell (with or without  recourse)  any of its notes receivable or accounts receivable.

         Section  9.12  Mergers,  Etc.  Neither the  Borrower  nor any  Material
                        -------------
Subsidiary  will merge into or with or  consolidate  with any other  Person,  or sell,  lease or otherwise  dispose of (whether in one transaction or in a series of transactions)  all or  substantially  all of its Property to any other Person
(any such transaction, a "consolidation"); provided that
                          -------------

               (a) the Borrower or any Material  Subsidiary may participate in a consolidation with any other Person; provided that (i) no Default is continuing,
(ii) any such  consolidation  would not cause a  Default hereunder, (iii) if the
Borrower  consolidates  with any Person,  the  Borrower  shall be the  surviving
Person, (iv) if any Material Subsidiary consolidates with any Person (other than the Borrower or a Material  Subsidiary) and such Material  Subsidiary is not the surviving  Person,  such surviving  Person shall expressly assume in writing (in form and substance  satisfactory to the Administrative Agent) all obligations of such Material  Subsidiary  under the Loan  Documents and (v) the Borrowing  Base

                                       69

will be  redetermined  using the  procedures for an Interim  Redetermination  in accordance with Section 2.07; and

               (b) any Material  Subsidiary may  participate in a  consolidation with the  Borrower  (provided  that the  Borrower  shall  be the  continuing  or surviving  corporation)  or any  other  Material  Subsidiary  and if one of such
Material  Subsidiaries is a Wholly-Owned  Subsidiary,  then the surviving Person shall be a Wholly-Owned Subsidiary.

         Section 9.13 Sale of  Properties.  The Borrower  will not, and will not
                      -------------------
permit any Material Subsidiary to, sell, assign,  farm-out,  convey or otherwise transfer any Property  except for (a) the sale of  Hydrocarbons  in the ordinary course of business;  (b)  farmouts of  undeveloped  acreage and  assignments  in connection with such farmouts;  (c) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Material Subsidiary or is replaced by  equipment  of at least  comparable  value and use; (d) the sale, transfer or other disposition of Equity Interests in non-Material  Subsidiaries;
sales or other dispositions of Oil and Gas Properties or any interest therein or
Material  Subsidiaries owning Oil and Gas Properties;  provided that (i) if such sales or other  dispositions of Oil and Gas Properties or Material  Subsidiaries
owning Oil and Gas Properties  included in the most recently  delivered  Reserve
Report during any period between two successive Scheduled  Redetermination Dates has a  fair  market  value  in  excess  of  $5,000,000,  individually  or in the aggregate, the Borrowing Base shall be reduced,  effective immediately upon such sale or  disposition,  by an amount equal to the value,  if any,  assigned  such
Property in the most recently  delivered Reserve Report and (ii)if any such sale or other disposition is of a Material  Subsidiary owning Oil and Gas Properties, such sale or other  disposition  shall include all the Equity  Interests of such
Material  Subsidiary;  and (iii)sales and other  dispositions of Properties  not regulated  by Section  9.13(a) to (e) having a fair  market  value not to exceed
$5,000,000 during any 12-month period.

         Section  9.14  Environmental  Matters.  Neither  the  Borrower  nor any
                        ----------------------
Material  Subsidiary will cause or permit any of its Property to be in violation of, or do  anything or permit  anything  to be done which will  subject any such
Property to any Remedial Work under any Environmental  Laws, assuming disclosure to the applicable  Governmental Authority of all relevant facts,  conditions and circumstances,  if any,  pertaining  to such Property  where such  violations or remedial  obligations  could  reasonably be expected to have a Material  Adverse
Effect.

         Section 9.15 Transactions with Affiliates. Neither the Borrower nor any
                      ----------------------------
Material  Subsidiary  will  enter  into  any  transaction,   including,  without
limitation,  any purchase,  sale, lease or exchange of Property or the rendering of any service,  with any Affiliate  (other than the Guarantors and Wholly-Owned
Subsidiaries of the Borrower) unless such  transactions are otherwise  permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable  arm's length  transaction with a Person not an Affiliate.

         Section 9.16 Subsidiaries. The Borrower shall not, and shall not permit
                      ------------
any Material Subsidiary to, create or acquire any additional Material Subsidiary or redesignate a Subsidiary as a Material  Subsidiary  unless the Borrower gives written notice to the  Administrative  Agent of such creation or acquisition and complies with Section 8.14(b).  The Borrower shall not, and shall not permit any

                                       70

Material  Subsidiary  to,  sell,  assign  or  otherwise  dispose  of any  Equity
Interests in any Material Subsidiary except in compliance with Section 9.13(e).

         Section 9.17 Negative Pledge Agreements; Dividend Restrictions. Neither
                      -------------------------------------------------
the Borrower nor any Material Subsidiary will create, incur, assume or suffer to exist any contract,  agreement or understanding (other than this Agreement,  the
Security  Instruments  or Capital  Leases  creating  Liens  permitted by Section
9.03(c))  which in any way  prohibits  or  restricts  the  granting,  conveying, creation  or  imposition  of any  Lien on any of its  Property  in  favor of the
Administrative  Agent and the Lenders or restricts any Material  Subsidiary from paying dividends or making  distributions  to the Borrower or any Guarantor,  or which  requires  the  consent  of or  notice  to  other  Persons  in  connection therewith.

         Section 9.18 Gas  Imbalances,  Take-or-Pay  or Other  Prepayments.  The
                      ----------------------------------------------------
Borrower will not allow (on a net basis) gas  imbalances,  take-or-pay  or other prepayments  with respect to the Oil and Gas  Properties  of the Borrower or any
Material  Subsidiary that would require the Borrower or such Material Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment  therefor to exceed one and one-half million mcf of gas (on an mcfe equivalent basis) in the aggregate.

         Section  9.19 Swap  Agreements.  Neither the  Borrower nor any Material
                       ----------------
Subsidiary  will enter into any Swap  Agreements  with any Person other than (a)
Swap Agreements in respect of commodities (i)with an Approved  Counterparty  and
(ii)the notional  volumes for which (when aggregated  with other  commodity Swap
Agreements then in effect) do not exceed,  as of the date such Swap Agreement is executed,  75% of the reasonably  anticipated  projected production from proved, developed,  producing  Oil and Gas  Properties  for each month during the period during which such Swap Agreement is in effect, *b) Swap  Agreements  effectively
converting   interest   rates  from  floating  to  fixed  (i) with  an  Approved
Counterparty  and (ii)the notional  amounts of which (when aggregated with other interest rate Swap Agreements  then in effect  effectively  converting  interest rates from  floating  to fixed) do not exceed  100% of  principal  amount of the
Borrower's  floating rate Debt in respect of borrowed  money, (c)Swap Agreements effectively  converting  interest  rates  from  fixed  to  floating  (i) with an
Approved  Counterparty  and (ii) the notional  amounts of which (when aggregated with other interest rate Swap Agreements then in effect  effectively  converting interest rates from fixed to floating) do not exceed 100% of principal amount of the Borrower's fixed rate Debt in respect of borrowed money (including,  without limitation,  the  Borrower's  5.75%  Senior  Convertible  Notes),  and  (d) Swap
Agreements in respect of currencies (i) with an Approved  Counterparty, (ii)such transactions are to hedge actual or expected  fluctuations in currencies and are not for speculative purposes and 3. such transactions do not involve termination or expiry  dates  longer  than six (iii) months after the trade  date in respect thereof. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Material  Subsidiary  to post  collateral or margin to secure their  obligations under such Swap Agreement or to cover market exposures  other than usual and  customary  requirements  to deliver  letters of credit or post cash collateral.

         Section 9.20 Preservation of Material Agreements. Except for acts which
                      -----------------------------------
could not reasonably be expected to have a Material  Adverse Effect or which are taken in the ordinary course of business,  neither the Borrower nor any Material
Subsidiary,  as the  case may be,  will  agree to any  change,  modification  or amendment to or waiver of any of the terms or  provisions of any of the Material

                                       71

Agreements.  Neither the Borrower nor any Material  Subsidiary,  as the case may be,  will take any action or permit any action to be taken by others  which will release any Person from its obligations or liabilities under any of the Material
Agreements.

         Section 9.21 Release of Liens.  The Borrower shall be entitled to cause
                      ----------------
Mortgaged  Properties  having  an  aggregate  fair  market  value  not to exceed
$10,000,000  to be released  from the Liens  created by and  existing  under the
Security  Instruments  without the consent of the Lenders;  provided that (a) no
                                                            -------- ----
Event of  Default  shall have  occurred  which is  continuing,  (b)only one such release may be made between Schedule Redeterminations of the Borrowing Base, (c)
following any such release,  the total value of the remaining Mortgaged Property shall be sufficient  to support the Aggregate  Commitment in the sole opinion of the Administrative Agent, and (d) following any such release, the Administrative
Agent shall  adjust the then  current  Borrowing  Base to take into  account the release of such Mortgaged  Properties and any mandatory prepayment required as a result thereof shall be made at the time of such release.

                                    ARTICLE X
                           Events of Default; Remedies

         Section 10.01 Events of Default.  One or more of the  following  events
                       -----------------
shall constitute an "Event of Default":
                     ----------------

               (a) the Borrower  shall fail to pay any  principal of any Loan or any  reimbursement  obligation in respect of any LC Disbursement when and as the same shall become due and payable,  whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

               (b) the  Borrower  shall fail to pay any  interest on any Loan or any fee or any  other  amount  (other  than an  amount  referred  to in  Section
10.01(a)) payable under any Loan Document, when and as the same shall become due and payable,  and such failure shall  continue  unremedied for a period of three
Business Days.

               (c) any  representation  or warranty made or deemed made by or on behalf of the Borrower or any Material  Subsidiary in or in connection  with any
Loan  Document or any amendment or  modification  of any Loan Document or waiver under such Loan Document, or in any report, certificate,  financial statement or other document  furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder,  shall prove to have been incorrect in any respect material to the Borrower's  creditworthiness or to the rights or interests of the Lenders when made or deemed made.

               (d) the Borrower or any Material Subsidiary shall fail to observe or perform any covenant,  condition or agreement contained in Section 8.03 or in
ARTICLE IX.

               (e) the Borrower or any Material Subsidiary shall fail to observe or perform any  covenant,  condition  or agreement  contained in this  Agreement
(other than those  specified in Section  10.01(a),  Section  10.01(b) or Section
10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (A)  notice  thereof  from the  Administrative  Agent to the  Borrower  (which  notice will be given at the

                                       72

request of any  Lender) or (B) a  Responsible  Officer of the  Borrower  or such
Material Subsidiary otherwise becoming aware of such default.

               (f) the  Borrower or any Material  Subsidiary  shall fail to make any payment  (whether of  principal  or interest  and  regardless  of amount) in respect of any Material Indebtedness,  when and as the same shall become due and payable  (subject to  applicable  grace  periods),  unless such payment is being contested in good faith and by proper  proceedings  and against  which  adequate reserves are being maintained.

               (g) any event or  condition  occurs that  results in any Material
Indebtedness  becoming  due prior to its  scheduled  maturity or that enables or permits  (with or without  the giving of notice,  the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the
Redemption  thereof or any offer to Redeem to be made in respect thereof,  prior to its scheduled maturity or require the Borrower or any Material  Subsidiary to make an offer in respect thereof.

               (h)  an   involuntary   proceeding   shall  be  commenced  or  an
involuntary  petition shall be filed seeking (i) liquidation,  reorganization or other relief in respect of the Borrower or any Material Subsidiary or its debts, or of a  substantial  part of its assets,  under any  Federal,  state or foreign bankruptcy,  insolvency,  receivership or similar law now or hereafter in effect or  (ii)  the  appointment  of a  receiver,  trustee,  custodian,  sequestrator, conservator or similar  official for the Borrower or any Material  Subsidiary or for a substantial part of its assets,  and, in any such case, such proceeding or petition shall continue  undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered.

               (i) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other  relief  under any Federal,  state or foreign  bankruptcy,  insolvency, receivership  or similar law now or  hereafter  in effect,  (ii)  consent to the institution  of, or fail to  contest  in a timely and  appropriate  manner,  any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator,  conservator or  similar  official  for the  Borrower  or any  Material  Subsidiary  or for a
substantial  part of its  assets,  (iv) file an answer  admitting  the  material allegations  of a petition filed against it in any such  proceeding,  (v) make a general  assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

               (j) the Borrower or any Material  Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

               (k)  one or  more  judgments  for  the  payment  of  money  in an aggregate  amount  in  excess  of  $1,000,000  (to the  extent  not  covered  by independent  third party  insurance  provided by insurers of the highest  claims paying  rating or  financial  strength as to which the insurer  does not dispute coverage  and is not  subject to an  insolvency  proceeding)  shall be  rendered against the Borrower, any Material Subsidiary or any combination thereof and the same shall remain  undischarged for a period of 30 consecutive days during which execution shall not be effectively  stayed, or any action shall be legally taken

                                       73

by a judgment  creditor to attach or levy upon any assets of the Borrower or any
Material Subsidiary to enforce any such judgment.

               (l) the Loan  Documents  after  delivery  thereof  shall  for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid,  binding and  enforceable  in accordance  with their terms against the Borrower or a Guarantor  party  thereto,  or cease to create a valid  and  perfected  Lien  of  the  priority  required  thereby  on any of the collateral  purported to be covered  thereby,  except to the extent permitted by the terms of this  Agreement,  or the Borrower or any  Guarantor or any of their
Affiliates shall so state in writing.

               (m) an ERISA Event shall have  occurred  that,  in the opinion of the Majority Lenders,  when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

               (n) a Change in Control shall occur.

               (o) the Borrower  shall fail to pay any  mandatory  prepayment or provide additional collateral as provided in Section 3.04(c)

         Section 10.02 Remedies.
                       --------

               (a) In the case of an Event of Default  other than one  described in  Section  10.01(h),  Section  10.01(i)  or  Section  10.01(j),  at  any  time thereafter during the continuance of such Event of Default,  the  Administrative
Agent may, and at the request of the Majority  Lenders,  shall, by notice to the
Borrower, take either or both of the following actions, at the same or different times:  (i) terminate the  Commitments,  and  thereupon  the  Commitments  shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part,  in which case any  principal not so declared  to be due  and  payable  may  thereafter  be  declared  to be due  and payable),  and  thereupon  the  principal of the Loans so declared to be due and payable,  together  with  accrued  interest  thereon  and  all  fees  and  other obligations of the Borrower and the Guarantors  accrued  hereunder and under the
Notes and the other Loan Documents (including,  without limitation,  the payment of cash  collateral  to secure the LC Exposure as provided in Section  2.08(j)), shall become due and payable immediately,  without presentment,  demand, protest or other notice of any kind,  all of which are hereby waived by the Borrower and each  Guarantor;  and in  case of an  Event  of  Default  described  in  Section
10.01(h),   Section  10.01(i)  or  Section   10.01(j),   the  Commitments  shall
automatically  terminate  and the Notes  and the  principal  of the  Loans  then outstanding,  together with accrued  interest thereon and all fees and the other obligations of the Borrower and the Guarantors  accrued  hereunder and under the
Notes and the other Loan Documents (including,  without limitation,  the payment of cash  collateral  to secure the LC Exposure as provided in Section  2.08(j)), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind,  all of which are hereby waived by the Borrower and each Guarantor.

               (b) In the case of the  occurrence  of an Event of  Default,  the
Administrative  Agent and the Lenders  will have all other  rights and  remedies available at law and equity.

               (c)  All  proceeds   realized  from  the   liquidation  or  other
disposition  of collateral or otherwise  received  after  maturity of the Notes, whether by acceleration or otherwise,  shall be applied: first, to reimbursement

                                       74

of expenses  and  indemnities  provided for in this  Agreement  and the Security
Instruments;  second, to accrued interest on the Notes;  third, to fees; fourth, pari passu to (i)  Indebtedness  owing to a Lender or an  Affiliate  of a Lender under  any Swap  Agreement  permitted  hereby  and  (ii)  pro rata to  principal outstanding on the Notes; fifth, to any other  Indebtedness;  sixth, to serve as cash  collateral  to be  held  by the  Administrative  Agent  to  secure  the LC
Exposure;  and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

                                   ARTICLE XI
                            The Administrative Agent

         Section 11.01 Appointment;  Powers. Each of the Lenders and the Issuing
                       --------------------
Bank  hereby  irrevocably  appoints  the  Administrative  Agent as its agent and authorizes  the  Administrative  Agent to take such actions on its behalf and to exercise such powers as are delegated to the  Administrative  Agent by the terms hereof and the other Loan  Documents,  together  with such actions and powers as are reasonably incidental thereto.

         Section  11.02 Duties and  Obligations  of  Administrative  Agent.  The
                        --------------------------------------------------
Administrative  Agent  shall not have any  duties or  obligations  except  those expressly set forth in the Loan  Documents.  Without  limiting the generality of the  foregoing,  (a)  the  Administrative  Agent  shall  not be  subject  to any fiduciary or other implied duties,  regardless of whether a Default has occurred and is continuing,  (b) the Administrative Agent shall not have any duty to take any  discretionary  action  or  exercise  any  discretionary  powers,  except as provided in Section  11.03,  and (c)except as expressly  set forth herein,  the
Administrative  Agent  shall  not have any duty to  disclose,  and  shall not be liable for the failure to disclose,  any information relating to the Borrower or any of its Subsidiaries  that is communicated to or obtained by the bank serving as  Administrative  Agent  or  any  of  its  Affiliates  in  any  capacity.  The
Administrative Agent shall be deemed not to have knowledge of any Default unless and until written  notice  thereof is given to the  Administrative  Agent by the
Borrower  or a  Lender,  and shall  not be  responsible  for or have any duty to ascertain or inquire into (i) any statement,  warranty or representation made in or in  connection  with this  Agreement  or any other  Loan  Document,  (ii) the contents of any  certificate,  report or other document  delivered  hereunder or under any other Loan  Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants,  agreements or other terms or conditions  set forth herein or in any other Loan  Document, (iv) the  validity, enforceability,  effectiveness or genuineness of this Agreement,  any other Loan
Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent,
(vi) the existence,  value, perfection or priority of any collateral security or the  financial or other  condition of the Borrower and its  Subsidiaries  or any other  obligor or  guarantor,  or (vii)any  failure by the Borrower or any other
Person (other than itself) to perform any of its obligations  hereunder or under any other Loan  Document or the  performance  or  observance  of any  covenants, agreements or other terms or conditions set forth herein or therein.

         Section 11.03 Action by Administrative  Agent. The Administrative Agent
                       -------------------------------
shall  not have  any  duty to take any  discretionary  action  or  exercise  any
discretionary   powers,   except   discretionary  rights  and  powers  expressly
contemplated  hereby  that the  Administrative  Agent is required to exercise in

                                       75

writing as directed by the Majority  Lenders (or such other number or percentage of the  Lenders as shall be  necessary  under the  circumstances  as provided in
Section  12.02)  and in all  cases  the  Administrative  Agent  shall  be  fully justified  in  failing  or  refusing  to act  hereunder  or under any other Loan
Documents  unless it shall (a) receive  written  instructions  from the Majority
Lenders or the Lenders,  as  applicable,  (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section
12.02)  specifying  the  action  to be  taken  and  (b)  be  indemnified  to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions  as  aforesaid  and any action  taken or  failure  to act  pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a
Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such  Default as shall be directed by the  requisite
Lenders in the written instructions (with indemnities) described in this Section
11.03,  provided  that,  unless and until the  Administrative  Agent  shall have received  such  directions,  the  Administrative  Agent  may (but  shall  not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders.
In no event,  however,  shall the  Administrative  Agent be required to take any action which exposes the Administrative  Agent to personal liability or which is
contrary  to  this  Agreement,   the  Loan  Documents  or  applicable  law.  The
Administrative Agent shall not be liable for any action taken or not taken by it with the  consent or at the request of the  Majority  Lenders or the Lenders (or such other number or percentage  of the Lenders as shall be necessary  under the circumstances  as provided in Section 12.02),  and otherwise shall not be liable for any  action  taken or not taken by it  hereunder  or under  any  other  Loan
Document or under any other  document or instrument  referred to or provided for herein or therein or in  connection  herewith  or  therewith  INCLUDING  ITS OWN
ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

         Section 11.04  Reliance by  Administrative  Agent.  The  Administrative
                        ----------------------------------
Agent  shall be  entitled to rely upon,  and shall not incur any  liability  for relying upon, any notice, request, certificate,  consent, statement, instrument, document or other  writing  believed by it to be genuine and to have been signed or sent by the proper Person.  The  Administrative  Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the  Borrower,  the  Lenders and the  Issuing  Bank  hereby  waives the right to dispute the Administrative Agent's record of such statement,  except in the case of gross  negligence or willful  misconduct  by the  Administrative  Agent.  The
Administrative  Agent may consult with legal counsel (who may be counsel for the
Borrower),  independent  accountants and other experts selected by it, and shall not be liable for any  action  taken or not taken by it in  accordance  with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat  the payee of any Note as the  holder  thereof  for all  purposes hereof unless and until a written notice of the  assignment or transfer  thereof permitted hereunder shall have been filed with the Administrative Agent.

         Section 11.05 Subagents.  The Administrative  Agent may perform any and
                       ---------
all its duties and  exercise its rights and powers by or through any one or more sub-agents  appointed by the Administrative  Agent. The Administrative Agent and
any such  sub-agent  may perform any and all its duties and  exercise its rights and powers through their respective Related Parties. The exculpatory  provisions of the preceding  Sections of this ARTICLE XI shall apply to any such  sub-agent

                                       76

and to the Related Parties of the  Administrative  Agent and any such sub-agent,
and  shall  apply  to  their  respective   activities  in  connection  with  the
syndication of the credit  facilities  provided for herein as well as activities as Administrative Agent.

         Section 11.06 Resignation or Removal of Administrative  Agent.  Subject
                       -----------------------------------------------
to the  appointment  and  acceptance  of a  successor  Administrative  Agent  as provided in this Section 11.06, the Administrative  Agent may resign at any time
by  notifying  the  Lenders,  the  Issuing  Bank  and  the  Borrower,   and  the
Administrative  Agent may be removed  at any time with or  without  cause by the
Majority  Lenders.  Upon any such  resignation or removal,  the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor.
If no successor  shall have been so appointed by the Majority  Lenders and shall have accepted such appointment within 30 days after the retiring  Administrative
Agent gives notice of its resignation or removal of the retiring  Administrative
Agent, then the retiring  Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative  Agent hereunder by a successor, such successor  shall succeed to and become vested with all the rights,  powers, privileges  and duties of the retiring  Administrative  Agent,  and the retiring
Administrative  Agent  shall be  discharged  from  its  duties  and  obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor  unless  otherwise  agreed between  the  Borrower  and such  successor.  After the  Administrative  Agent's resignation hereunder, the provisions of this ARTICLE XI and Section 12.03 shall continue in effect for the benefit of such retiring  Administrative  Agent,  its sub-agents and their respective  Related Parties in respect of any actions taken or  omitted  to be taken by any of them  while it was  acting as  Administrative
Agent.

         Section 11.07  Administrative  Agent as Lenders.  Wachovia,  serving as
                        --------------------------------
Administrative  Agent  hereunder  shall  have the same  rights and powers in its capacity as a Lender as any other  Lender and may exercise the same as though it were not  Administrative  Agent,  and such bank and its  Affiliates  may  accept deposits from,  lend money to and generally  engage in any kind of business with the  Borrower or any  Subsidiary  or other  Affiliate  thereof as if it were not
Administrative Agent hereunder.

         Section  11.08  No  Reliance.  Each  Lender  acknowledges  that it has,
                         ------------
independently  and without reliance upon the  Administrative  Agent or any other
Lender and based on such documents and information as it has deemed appropriate, made its own credit  analysis and decision to enter into this Agreement and each other Loan Document to which it is a party.  Each Lender also  acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such  documents and  information as it shall from time to time deem  appropriate,  continue to make its own  decisions in taking or not taking action under or based upon this Agreement,  any other Loan Document,  any related  agreement  or any  document  furnished  hereunder  or  thereunder.  The
Administrative  Agent shall not be  required  to keep itself  informed as to the performance  or  observance by the Borrower or any of its  Subsidiaries  of this
Agreement,  the Loan Documents or any other document referred to or provided for
herein  or  to  inspect  the   Properties  or  books  of  the  Borrower  or  its
Subsidiaries.  Except for notices,  reports and other  documents and information expressly  required to be furnished to the Lenders by the  Administrative  Agent hereunder  or  Arranger  shall have any duty or  responsibility  to provide  any

                                       77

Lender with any credit or other  information  concerning the affairs,  financial condition or business of the Borrower (or any of its Affiliates)  which may come into the possession of the  Administrative  Agent or any of its  Affiliates.  In
this regard,  each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative  Agent only, except to the  extent  otherwise  expressly  stated  in any legal  opinion  or any Loan
Document. Each other party hereto will consult with its own legal counsel to the extent that it deems  necessary in  connection  with the Loan  Documents and the matters contemplated therein.

         Section 11.09 Authority of Administrative  Agent to Release  Collateral
                       ---------------------------------------------------------
and Liens. Each Lender and the Issuing Bank hereby authorizes the Administrative
---------
Agent  to  release  any  collateral  that is  permitted  to be sold or  released pursuant to the terms of the Loan  Documents.  Each Lender and the Issuing  Bank
hereby  authorizes  the  Administrative  Agent to  execute  and  deliver  to the
Borrower,  at the  Borrower's  sole cost and  expense,  any and all  releases of
Liens,  termination  statements,   assignments  or  other  documents  reasonably
requested by the Borrower in connection  with any sale or other  disposition  of
Property to the extent such sale or other  disposition is permitted by the terms of Section 9.13 or is otherwise authorized by the terms of the Loan Documents.

                                   ARTICLE XII
                                  Miscellaneous

         Section 12.01 Notices.
                       -------

               (a)  Except  in the  case of  notices  and  other  communications expressly  permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service,  mailed by certified or registered mail or sent by telecopy, as follows:

                    (i) if to the Borrower,  to it at 1776 Lincoln Street, Suite
          700, Denver,  Colorado 80203, Attention of Richard C. Norris (Telecopy
          No. 303/861-0934);

                    (ii)  if to the  Administrative  Agent,  to it at 201  South
          College Street,  8th Floor NC 0680,  Charlotte,  North Carolina 28288,
          Attention of Rufus Kearney (Telecopy No. 704/383-0288), with a copy to
          Wachovia  Securities,  at 1001  Fannin,  Suite  2255,  Houston,  Texas
          77002-6709, Attention of Jay Chernosky (Telecopy No. 713/650-6354);

                    (iii) if to the  Issuing  Bank,  to it at 201 South  College
          Street, 8th Floor NC 0680, Charlotte,  North Carolina 28288, Attention
          of Rufus Kearney (Telecopy No. 704/383-0288); and

                    (iv)  if to  any  other  Lender,  to it at its  address  (or telecopy number) set forth in its Administrative Questionnaire.

               (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by  electronic  communications  pursuant to procedures approved by the  Administrative  Agent;  provided that the  foregoing  shall not apply to notices  pursuant to ARTICLE II, ARTICLE III,  ARTICLE IV and ARTICLE V
unless otherwise agreed by the  Administrative  Agent and the applicable Lender.

                                       78

The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other  communications  to it hereunder by electronic  communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

               (c) Any party  hereto may change its address or  telecopy  number for notices and other  communications  hereunder by notice to the other  parties hereto.  All  notices  and other  communications  given to any  party  hereto in accordance  with the provisions of this  Agreement  shall be deemed to have been given on the date of receipt.

         Section 12.02 Waivers; Amendments.
                       -------------------

               (a) No  failure  on the  part of the  Administrative  Agent,  the
Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege,  under any of the Loan Documents  shall operate as a waiver  thereof,  nor shall any single or partial  exercise  of any  right,  power  or  privilege  under  any of the  Loan
Documents  preclude any other or further exercise thereof or the exercise of any other right,  power or privilege.  The rights and remedies of the Administrative
Agent,  the  Issuing  Bank and the  Lenders  hereunder  and under the other Loan
Documents  are  cumulative  and are not exclusive of any rights or remedies that they would  otherwise  have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower  therefrom shall in any  event be  effective  unless  the  same  shall be  permitted  by  Section
12.02(b),  and then  such  waiver  or  consent  shall be  effective  only in the specific  instance  and for the purpose for which  given.  Without  limiting the generality  of the  foregoing,  the making of a Loan or  issuance of a Letter of
Credit shall not be construed as a waiver of any Default,  regardless of whether the Administrative  Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

               (b)  Neither  this  Agreement  nor any  provision  hereof nor any
Security Instrument nor any provision thereof may be waived, amended or modified except  pursuant to an agreement or  agreements  in writing  entered into by the
Borrower  and the Majority  Lenders or by the  Borrower  and the  Administrative
Agent with the consent of the Majority Lenders;  provided that no such agreement shall (i)  increase the  Commitment  or the Maximum  Credit Amount of any Lender
without the written  consent of such Lender, (ii) increase the Borrowing Base or modify  Section  2.07, without the written  consent of all of the Lenders, (iii)
reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest  thereon,  or reduce any fees  payable  hereunder,  or reduce any other
Indebtedness  hereunder  or under any other Loan  Document,  without the written consent of each Lender  affected  thereby,  (iv) postpone the scheduled  date of payment of the principal amount of any Loan or LC Disbursement,  or any interest thereon, or any fees payable hereunder,  or any other Indebtedness  hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment,  or postpone or extend the Termination Date without the written consent of each Lender affected  thereby,  (v) change Section 4.01(b) or Section 4.01(c)
in a manner that would alter the pro rata sharing of payments  required thereby, without the written  consent of each Lender,  (vi) change the  definition of the term  "Material  Subsidiary",  without the written consent of each Lender, (vii)
release any Guarantor (except as set forth in the Guaranty  Agreement),  release

                                       79

all or substantially  all of the collateral,  or reduce the percentage set forth in Section 8.14 to less than 75%, without the written consent of each Lender, or
(viii)change any of the provisions of this Section 12.02(b) or the definition of
"Majority  Lenders"  or any other  provision  hereof  specifying  the  number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan  Documents or make any  determination  or grant any consent hereunder  or any other Loan  Documents,  without  the  written  consent of each
Lender; provided further that no such agreement shall amend, modify or otherwise affect  the rights or duties of the  Administrative  Agent or the  Issuing  Bank hereunder or under any other Loan Document  without the prior written consent of
the   Administrative   Agent  or  the  Issuing   Bank,   as  the  case  may  be.
Notwithstanding  the foregoing,  any supplement to Schedule 7.15  (Subsidiaries)
shall  be  effective  simply  by  delivering  to  the  Administrative   Agent  a
supplemental   schedule   clearly   marked  as  such  and,  upon  receipt,   the
Administrative Agent will promptly deliver a copy thereof to the Lenders.

         Section 12.03 Expenses, Indemnity; Damage Waiver.
                       ----------------------------------

               (a) The  Borrower  shall  pay (i)  all  reasonable  out-of-pocket expenses  incurred by the  Administrative  Agent and its Affiliates,  including, without  limitation,  the reasonable fees,  charges and disbursements of counsel and other outside  consultants  for the  Administrative  Agent,  the  reasonable travel, photocopy,  mailing, courier,  telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals,  in connection with the syndication of the credit facilities  provided for herein,  the preparation, negotiation,  execution,  delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative  Agent as to the  rights  and  duties of the  Administrative  Agent and the  Lenders  with respect  thereto)  of  this  Agreement  and the  other  Loan  Documents  and any amendments,  modifications  or waivers of or consents  related to the provisions hereof  or  thereof  (whether  or not the  transactions  contemplated  hereby or thereby shall be consummated), (ii) all costs, expenses,  Taxes, assessments and other charges incurred by the  Administrative  Agent or any Lender in connection with any filing, registration,  recording or perfection of any security interest contemplated by this Agreement or any Security  Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by the
Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iv)all out-of-pocket expenses incurred by the  Administrative  Agent, the Issuing Bank or any Lender,
including the reasonable fees,  charges and disbursements of any counsel for the
Administrative  Agent,  the Issuing Bank or any Lender,  in connection  with the enforcement or protection of its rights in connection with this Agreement or any other Loan  Document,  including  its rights  under this  Section  12.03,  or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

               (b) THE BORROWER SHALL INDEMNIFY THE  ADMINISTRATIVE  AGENT,  THE
ISSUING BANK AND EACH LENDER,  AND EACH  RELATED  PARTY OF ANY OF THE  FOREGOING
PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE")  AGAINST,  AND HOLD EACH
                                           ----------
INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS,  DAMAGES,  LIABILITIES AND
RELATED  EXPENSES,  INCLUDING THE REASONABLE FEES,  CHARGES AND DISBURSEMENTS OF
ANY COUNSEL FOR ANY INDEMNITEE,  INCURRED BY OR ASSERTED  AGAINST ANY INDEMNITEE

                                       80

DIRECTLY ARISING OUT OF, DIRECTLY IN CONNECTION WITH, OR DIRECTLY AS A RESULT OF
(i) THE  EXECUTION OR DELIVERY OF THIS  AGREEMENT OR ANY OTHER LOAN  DOCUMENT OR
ANY AGREEMENT OR INSTRUMENT  CONTEMPLATED HEREBY OR THEREBY,  THE PERFORMANCE BY
THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE
OBLIGATIONS  HEREUNDER OR THEREUNDER  OR THE  CONSUMMATION  OF THE  TRANSACTIONS
CONTEMPLATED  HEREBY OR BY ANY OTHER  LOAN  DOCUMENT,  (ii) THE  FAILURE  OF THE
BORROWER  OR ANY  RESTRICTED  SUBSIDIARY  TO  COMPLY  WITH THE TERMS OF ANY LOAN
DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL  REQUIREMENT, (iii)
ANY INACCURACY OF ANY  REPRESENTATION  OR ANY BREACH OF ANY WARRANTY OR COVENANT
OF THE BORROWER OR ANY GUARANTOR  SET FORTH IN ANY OF THE LOAN  DOCUMENTS OR ANY
INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv)
ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE  PROCEEDS  THEREFROM,  INCLUDING,
WITHOUT  LIMITATION,  (A) ANY REFUSAL BY THE ISSUING  BANK TO HONOR A DEMAND FOR
PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS  PRESENTED IN CONNECTION  WITH
SUCH DEMAND DO NOT STRICTLY  COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT,  OR
(B) THE  PAYMENT OF A DRAWING  UNDER ANY  LETTER OF CREDIT  NOTWITHSTANDING  THE
NON-COMPLIANCE,  NON-DELIVERY  OR OTHER IMPROPER  PRESENTATION  OF THE DOCUMENTS
PRESENTED IN CONNECTION  THEREWITH,  (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS,
(vi)THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS  SUBSIDIARIES  BY THE
BORROWER  AND ITS  SUBSIDIARIES, (vii) ANY  ASSERTION THAT THE LENDERS  WERE NOT
ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY  INSTRUMENTS,
(viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY
OF THEIR  PROPERTIES,  INCLUDING  WITHOUT  LIMITATION, THE PRESENCE, GENERATION,
STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT,  DISPOSAL,  ARRANGEMENT OF
DISPOSAL OR  TREATMENT  OF OIL,  OIL AND GAS WASTES,  SOLID  WASTES OR HAZARDOUS
SUBSTANCES ON ANY OF THEIR  PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE
BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER
OR ANY  SUBSIDIARY,  (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF
ANY OF THEIR  PROPERTIES  OR PAST  ACTIVITY  ON ANY OF THEIR  PROPERTIES  WHICH,
THOUGH  LAWFUL  AND FULLY  PERMISSIBLE  AT THE  TIME,  COULD  RESULT IN  PRESENT
LIABILITY,  (xi) THE  PRESENCE,  USE,  RELEASE,  STORAGE,  TREATMENT,  DISPOSAL,
GENERATION,   THREATENED  RELEASE,  TRANSPORT,   ARRANGEMENT  FOR  TRANSPORT  OR
ARRANGEMENT  FOR DISPOSAL OF OIL, OIL AND GAS WASTES,  SOLID WASTES OR HAZARDOUS
SUBSTANCES ON OR AT ANY OF THE  PROPERTIES  OWNED OR OPERATED BY THE BORROWER OR
ANY  SUBSIDIARY  OR ANY ACTUAL OR  ALLEGED  PRESENCE  OR  RELEASE  OF  HAZARDOUS
MATERIALS  ON OR FROM ANY  PROPERTY  OWNED OR OPERATED BY THE BORROWER OR ANY OF
ITS  SUBSIDIARIES, (xii) ANY  ENVIRONMENTAL LIABILITY  RELATED IN ANY WAY TO THE

                                       81

BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xii) ANY OTHER ENVIRONMENTAL, HEALTH OR
SAFETY  CONDITION IN CONNECTION WITH THE LOAN  DOCUMENTS, OR (xiv) ANY ACTUAL OR
PROSPECTIVE CLAIM,  LITIGATION,  INVESTIGATION OR PROCEEDING  RELATING TO ANY OF
THE  FOREGOING,  WHETHER  BASED  ON  CONTRACT,  TORT  OR ANY  OTHER  THEORY  AND
REGARDLESS OF WHETHER ANY  INDEMNITEE  IS A PARTY  THERETO,  AND SUCH  INDEMNITY
SHALL  EXTEND  TO  EACH  INDEMNITEE   NOTWITHSTANDING  THE  SOLE  OR  CONCURRENT
NEGLIGENCE  OF EVERY KIND OR CHARACTER  WHATSOEVER,  WHETHER  ACTIVE OR PASSIVE,
WHETHER AN AFFIRMATIVE ACT OR AN OMISSION,  INCLUDING  WITHOUT  LIMITATION,  ALL
TYPES OF NEGLIGENT  CONDUCT  IDENTIFIED IN THE RESTATEMENT  (SECOND) OF TORTS OF
ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY  IMPOSED WITHOUT
FAULT ON ANY ONE OR MORE OF THE INDEMNITEES;  PROVIDED THAT SUCH INDEMNITY SHALL
NOT, AS TO ANY INDEMNITEE,  BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS,
DAMAGES,  LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT
JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

               (c) To the  extent  that the  Borrower  fails  to pay any  amount required to be paid by it to the Administrative  Agent or the Issuing Bank under
Section   12.03(a)  or  (b),  each  Lender   severally  agrees  to  pay  to  the
Administrative  Agent or the Issuing  Bank,  as the case may be,  such  Lender's
Applicable   Percentage   (determined   as  of  the  time  that  the  applicable
unreimbursed  expense or  indemnity  payment is sought) of such  unpaid  amount;
provided that the  unreimbursed  expense or  indemnified  loss,  claim,  damage, liability  or related  expense,  as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such.

               (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives,  any claim against any Indemnitee,  on any theory of  liability,  for special,  indirect,  consequential  or punitive  damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result  of,  this  Agreement,  any  other  Loan  Document  or any  agreement  or instrument contemplated hereby or thereby, the Transactions,  any Loan or Letter of Credit or the use of the proceeds thereof.

               (e) All  amounts  due under this  Section  12.03 shall be payable promptly after written demand therefor.

         Section 12.04 Successors and Assigns.
                       ----------------------

               (a) The  provisions of this  Agreement  shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and assigns  permitted  hereby  (including  any  Affiliate  of the Issuing Bank that issues any Letter of  Credit),  except that (i) the  Borrower  may not assign or otherwise transfer any of its rights or obligations  hereunder without the prior written consent of each Lender (and any attempted  assignment or transfer by the
Borrower  without  such  consent  shall be null and void) and (ii) no Lender may

                                       82

assign or  otherwise  transfer  its rights or  obligations  hereunder  except in accordance  with this Section  12.04.  Nothing in this  Agreement,  expressed or implied,  shall be construed  to confer upon any Person  (other than the parties hereto, their respective  successors and assigns permitted hereby (including any
Affiliate  of the Issuing  Bank that issues any Letter of Credit),  Participants
(to the  extent  provided  in Section  12.04(c))  and,  to the extent  expressly contemplated  hereby, the Related Parties of each of the  Administrative  Agent, the Issuing Bank and the Lenders) any legal or equitable right,  remedy or claim under or by reason of this Agreement.

               (b)  (i)  Subject  to  the   conditions   set  forth  in  Section
12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations  under this Agreement  (including all or a portion of its  Commitment  and the Loans at the time  owing to it) with the prior  written consent (such consent not to be unreasonably withheld) of:

                         (A) the  Borrower,  provided  that  no  consent  of the
Borrower  shall be required  for an  assignment  to a Lender,  an Affiliate of a
Lender,  an  Approved  Fund (as defined  below) or, if an  Event of  Default has occurred and is continuing, any other assignee; and

                         (B) the  Administrative Agent, provided that no consent
of the Administrative  Agent shall be required for an  assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

                    (ii)   Assignments   shall  be  subject  to  the   following
          additional conditions:

                         (A)  except in the case of an assignment to a Lender or
an Affiliate of a Lender or an assignment of the entire remaining  amount of the assigning  Lender's  Commitment,  the amount of the  Commitment of the assigning
Lender subject to each such assignment (determined as of the date the Assignment
and   Assumption   with  respect  to  such   assignment   is  delivered  to  the
Administrative  Agent)  shall not be less  than  $5,000,000  unless  each of the
Borrower and the Administrative  Agent otherwise consent,  provided that no such consent of the  Borrower  shall be required if an Event of Default has  occurred and is continuing;

                         (B)  each  partial  assignment  shall  be  made  as  an
assignment of a  proportionate  part of all the assigning  Lender's  rights and obligations under this Agreement;

                         (C) the parties to each assignment shall execute and
deliver to the Administrative Agent an Assignment and Assumption, together  with a processing and recordation fee of $3,500;

                         (D) the  assignee, if  it shall not be a  Lender, shall
deliver to the Administrative Agent an Administrative Questionnaire; and

                         (E) in  the  case  of  an  assignment  to  a  CLO,  the
assigning  Lender  shall  retain  the  sole  right  to  approve  any  amendment, modification  or waiver of any  provision of this  Agreement,  provided that the
Assignment and Assumption between such Lender and such CLO may provide that such
Lender  will  not,  without  the  consent  of such CLO, agree  to any amendment, modification  or waiver described in the first proviso  to  Section  12.02  that affects such CLO.

                                       83

                    (iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each
          Assignment  and Assumption  the assignee  thereunder  shall be a party hereto and, to the extent of the interest  assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this
          Agreement, and the assigning Lender thereunder shall, to the extent of the interest  assigned by such Assignment and Assumption,  be released from its  obligations  under this  Agreement  (and,  in the case of an
          Assignment  and  Assumption  covering  all of the  assigning  Lender's rights and obligations  under this Agreement,  such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01,  Section 5.02,  Section 5.03 and Section 12.03).  Any
          assignment or transfer by a Lender of rights or obligations under this
          Agreement  that does not  comply  with  this  Section  12.04  shall be treated for  purposes of this  Agreement as a sale by such Lender of a participation  in such  rights  and  obligations  in  accordance  with
          Section 12.04(c).

                    (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower,  shall maintain at one of its offices a copy of each Assignment and Assumption  delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum
          Credit  Amount  of,  and   principal   amount  of  the  Loans  and  LC
          Disbursements  owing to, each Lender pursuant to the terms hereof from time to time (the  "Register").  The entries in the Register  shall be
                              --------
          conclusive,  and the Borrower,  the Administrative  Agent, the Issuing
          Bank and the Lenders  may treat each Person  whose name is recorded in the Register  pursuant to the terms hereof as a Lender  hereunder  for
          all  purposes  of  this  Agreement,   notwithstanding  notice  to  the
          contrary.  The  Register  shall be  available  for  inspection  by the
          Borrower,  the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register,  if necessary,  the Administrative Agent will reflect the  revisions  on Annex I and forward a copy of such  revised
          Annex I to the  Borrower,  the Issuing Bank and each Lender.  (v) Upon its receipt of a duly completed  Assignment and Assumption executed by
          an  assigning  Lender  and  an  assignee,   the  assignee's  completed
          Administrative  Questionnaire  (unless the assignee shall already be a
          Lender  hereunder),  the processing and recordation fee referred to in
          Section  12.04(b) and any written consent to such assignment  required by Section  12.04(b),  the  Administrative  Agent  shall  accept  such
          Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this
          Agreement  unless it has been  recorded in the Register as provided in this Section 12.04(b).

               (c) (i) Any Lender may, without the consent of the Borrower,  the
Administrative  Agent or the Issuing Bank,  sell  participations  to one or more banks or other entities (a  "Participant")  in all or a portion of such Lender's
                             -----------
rights and obligations  under this Agreement  (including all or a portion of its
Commitment  and the  Loans  owing  to  it);  provided  that  (A)  such  Lender's obligations under this Agreement shall remain  unchanged,  (B) such Lender shall remain solely  responsible  to the other parties  hereto for the  performance of such  obligations and (C) the Borrower,  the  Administrative  Agent, the Issuing
Bank and the other Lenders shall  continue to deal solely and directly with such
Lender in  connection  with such  Lender's  rights  and  obligations  under this
Agreement.  Any agreement or instrument  pursuant to which a Lender sells such a

                                       84

participation  shall  provide  that such Lender  shall  retain the sole right to enforce this Agreement and to approve any amendment,  modification  or waiver of any provision of this Agreement;  provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any  amendment,  modification  or waiver  described in the proviso to Section
12.02 that affects such  Participant.  In addition such  agreement  must provide that the  Participant be bound by the  provisions of Section  12.03.  Subject to
Section  12.04(c)(ii),  the  Borrower  agrees  that  each  Participant  shall be entitled to the benefits of Section  5.01,  Section 5.02 and Section 5.03 to the
same extent as if it were a Lender and had acquired  its interest by  assignment pursuant to Section  12.04(b).  To the extent permitted by law, each Participant also shall be  entitled  to the  benefits  of Section  12.08 as though it were a
Lender,  provided such  Participant  agrees to be subject to Section  4.01(c) as though it were a Lender.

                    (ii) A  Participant  shall not be  entitled  to receive  any greater payment under Section 5.01 or Section 5.03 than the applicable
          Lender  would  have been  entitled  to  receive  with  respect  to the participation  sold  to  such  Participant,  unless  the  sale  of the participation  to such  Participant is made with the Borrower's  prior written  consent.  A Participant  that would be a Foreign Lender if it were a Lender  shall not be entitled to the  benefits of Section  5.03 unless the  Borrower  is notified  of the  participation  sold to such
          Participant  and  such  Participant  agrees,  for the  benefit  of the
          Borrower, to comply with Section 5.03(e) as though it were a Lender.

               (d) Any  Lender  may at any time  pledge  or  assign  a  security interest  in all or any  portion of its rights  under this  Agreement  to secure obligations  of such  Lender,  including  any  pledge  or  assignment  to secure obligations to a Federal Reserve Bank, and this Section 12.04(d) shall not apply to any such pledge or assignment of a security  interest;  provided that no such pledge or assignment of a security  interest  shall release a Lender from any of its  obligations  hereunder or substitute  any such pledgee or assignee for such
Lender as a party hereto.

         Section 12.05 Survival; Revival; Reinstatement.
                       --------------------------------

               (a) All  covenants,  agreements,  representations  and warranties made  by the  Borrower  herein  and in the  certificates  or  other  instruments delivered  in  connection  with or pursuant to this  Agreement or any other Loan
Document  shall be  considered  to have been  relied  upon by the other  parties hereto and shall survive the  execution  and delivery of this  Agreement and the making of any Loans and  issuance  of any Letters of Credit,  regardless  of any investigation made by any such other party or on its behalf and  notwithstanding that the  Administrative  Agent,  the  Issuing  Bank or any  Lender may have had notice or knowledge of any Default or  incorrect  representation  or warranty at the time any credit is extended hereunder,  and shall continue in full force and effect as long as the  principal  of or any accrued  interest on any Loan or any fee or any other amount payable under this  Agreement is outstanding  and unpaid or any Letter of Credit is outstanding and so long as the  Commitments  have not expired or  terminated.  The provisions of Section 5.01,  Section 5.02,  Section
5.03 and Section 12.03 and ARTICLE XI shall survive and remain in full force and effect regardless of the consummation of the transactions  contemplated  hereby, the  repayment of the Loans,  the  expiration or  termination  of the Letters of
Credit and the Commitments or the termination of this Agreement,  any other Loan
Document or any provision hereof or thereof.

                                       85

               (b) To the  extent  that  any  payments  on the  Indebtedness  or proceeds  of  any  collateral  are  subsequently  invalidated,  declared  to  be fraudulent  or  preferential,  set aside or  required to be repaid to a trustee, debtor in possession,  receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative  Agent's and the Lenders' Liens, security interests,  rights, powers and remedies  under this  Agreement and each Loan Document shall continue in  full  force  and  effect.  In  such  event,  each  Loan  Document  shall  be automatically  reinstated  and the  Borrower  shall  take such  action as may be reasonably  requested by the Administrative Agent and the Lenders to effect such reinstatement.

         Section 12.06 Counterparts; Integration; Effectiveness.
                       ----------------------------------------

               (a)  This  Agreement  may be  executed  in  counterparts  (and by different  parties  hereto  on  different  counterparts),  each of  which  shall constitute an original,  but all of which when taken together shall constitute a single contract.

               (b) This  Agreement,  the other Loan  Documents  and any separate letter  agreements  with  respect to fees  payable to the  Administrative  Agent constitute the entire contract among the parties  relating to the subject matter
hereof  and  thereof  and  supersede  any  and  all  previous   agreements   and
understandings,  oral or  written,  relating to the  subject  matter  hereof and thereof.  This  Agreement  and the  other  Loan  Documents  represent  the final agreement  among the parties hereto and thereto and may not be  contradicted  by evidence of prior, contemporaneous or subsequent oral agreements of the parties.
There are no unwritten oral agreements between the parties.

               (c) Except as  provided in Section  6.01,  this  Agreement  shall become  effective when it shall have been executed by the  Administrative  Agent and when the Administrative Agent shall have received counterparts hereof which, when taken  together,  bear the signatures of each of the other parties  hereto, and  thereafter  shall be binding  upon and inure to the  benefit of the parties hereto and their  respective  successors  and  assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section  12.07  Severability.  Any  provision of this  Agreement or any
                         ------------
other  Loan  Document  held  to be  invalid,  illegal  or  unenforceable  in any jurisdiction  shall,  as to such  jurisdiction,  be ineffective to the extent of such invalidity,  illegality or unenforceability without affecting the validity, legality and enforceability of the remaining  provisions hereof or thereof;  and the invalidity of a particular provision in a particular  jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section  12.08  Right of  Setoff.  If an Event of  Default  shall  have
                         ----------------
occurred and be  continuing,  each Lender and each of its  Affiliates  is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all  deposits  (general  or  special,  time or demand,  provisional  or  final)  at any time  held and  other  obligations  (of
whatsoever  kind,   including,   without  limitations   obligations  under  Swap
Agreements)  at any time owing by such Lender or  Affiliate to or for the credit or the account of the Borrower or any Material Subsidiary against any of and all

                                       86

the  obligations of the Borrower or any Material  Subsidiary owed to such Lender now or  hereafter  existing  under this  Agreement  or any other Loan  Document, irrespective of whether or not such Lender shall have made any demand under this
Agreement  or any other Loan  Document  and  although  such  obligations  may be unmatured. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies  (including  other rights of setoff) which such Lender or its Affiliates may have.

         Section  12.09  GOVERNING  LAW;  JURISDICTION;  CONSENT  TO  SERVICE OF
                         -------------------------------------------------------
PROCESS.
-------

               (a) THIS  AGREEMENT  AND THE  NOTES  SHALL BE  GOVERNED  BY,  AND
CONSTRUED  IN  ACCORDANCE  WITH,  THE LAWS OF THE  STATE OF TEXAS  EXCEPT TO THE
EXTENT THAT  UNITED  STATES  FEDERAL  LAW  PERMITS  ANY LENDER TO CONTRACT  FOR,
CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE
STATE WHERE SUCH LENDER IS LOCATED. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH
REGULATES  CERTAIN  REVOLVING  CREDIT  LOAN  ACCOUNTS  AND  REVOLVING  TRI-PARTY
ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

               (b) ANY  LEGAL  ACTION OR  PROCEEDING  WITH  RESPECT  TO THE LOAN
DOCUMENTS  SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED
STATES OF AMERICA FOR THE  SOUTHERN  DISTRICT OF TEXAS,  AND, BY  EXECUTION  AND
DELIVERY OF THIS  AGREEMENT,  EACH PARTY  HEREBY  ACCEPTS FOR ITSELF AND (TO THE
EXTENT   PERMITTED  BY  LAW)  IN  RESPECT  OF  ITS   PROPERTY,   GENERALLY   AND
UNCONDITIONALLY,  THE  JURISDICTION OF THE AFORESAID  COURTS.  EACH PARTY HEREBY
IRREVOCABLY WAIVES ANY OBJECTION,  INCLUDING,  WITHOUT LIMITATION, ANY OBJECTION
TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
MAY NOW OR HEREAFTER  HAVE TO THE BRINGING OF ANY SUCH ACTION OR  PROCEEDING  IN
SUCH RESPECTIVE JURISDICTIONS.  THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE
AND DOES NOT PRECLUDE A PARTY FROM OBTAINING  JURISDICTION OVER ANOTHER PARTY IN
ANY COURT OTHERWISE HAVING JURISDICTION.

               (c) THE  BORROWER  HEREBY  IRREVOCABLY  DESIGNATES,  APPOINTS AND
EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE  SPECIAL POWER, AMPLE AND SUFFICIENT,
TO CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT DENVER, COLORADO AS
ITS DESIGNEE,  APPOINTEE AND AGENT WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING
IN TEXAS TO  RECEIVE,  ACCEPT  AND  ACKNOWLEDGE  FOR AND ON ITS  BEHALF,  AND IN
RESPECT OF ITS PROPERTY,  SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES
AND  DOCUMENTS  WHICH MAY BE SERVED IN ANY SUCH  PROCEEDING  AND AGREES THAT THE
FAILURE OF SUCH  AGENT TO GIVE ANY ADVICE OF ANY SUCH  SERVICE OF PROCESS TO THE
BORROWER SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM
BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE,  APPOINTEE AND AGENT SHALL CEASE
TO BE AVAILABLE TO ACT AS SUCH, THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE,

                                       87

APPOINTEE AND AGENT IN TEXAS REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT
ON THE TERMS AND FOR THE  PURPOSES  OF THIS  PROVISION.  EACH PARTY  IRREVOCABLY
CONSENTS  TO THE SERVICE OF PROCESS OF ANY OF THE  AFOREMENTIONED  COURTS IN ANY
SUCH ACTION OR  PROCEEDING  BY THE MAILING OF COPIES  THEREOF BY  REGISTERED  OR
CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN Section 12.01
OR SUCH  OTHER  ADDRESS  AS IS  SPECIFIED  PURSUANT  TO  Section  12.01  (OR ITS
ASSIGNMENT AND  ASSUMPTION),  SUCH SERVICE TO BECOME  EFFECTIVE THIRTY (30) DAYS
AFTER SUCH  MAILING.  NOTHING  HEREIN  SHALL  AFFECT THE RIGHT OF A PARTY OR ANY
HOLDER OF A NOTE TO SERVE  PROCESS IN ANY OTHER  MANNER  PERMITTED  BY LAW OR TO
COMMENCE LEGAL  PROCEEDINGS OR OTHERWISE  PROCEED  AGAINST  ANOTHER PARTY IN ANY
OTHER JURISDICTION.

               (d)  EACH   PARTY  HEREBY  (i)  IRREVOCABLY  AND  UNCONDITIONALLY
WAIVES,  TO THE  FULLEST  EXTENT  PERMITTED  BY LAW,  TRIAL BY JURY IN ANY LEGAL
ACTION OR PROCEEDING  RELATING TO THIS  AGREEMENT OR ANY OTHER LOAN DOCUMENT AND
FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT
PROHIBITED  BY LAW,  ANY  RIGHT  IT MAY HAVE TO  CLAIM  OR  RECOVER  IN ANY SUCH
LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES
OTHER THAN,  OR IN ADDITION TO, ACTUAL  DAMAGES;  (iii) CERTIFIES  THAT NO PARTY
HERETO  NOR ANY  REPRESENTATIVE  OR AGENT OF  COUNSEL  FOR ANY PARTY  HERETO HAS
REPRESENTED,  EXPRESSLY OR  OTHERWISE,  OR IMPLIED THAT SUCH PARTY WOULD NOT, IN
THE  EVENT OF  LITIGATION,  SEEK TO  ENFORCE  THE  FOREGOING  WAIVERS,  AND (iv)
ACKNOWLEDGES  THAT IT HAS BEEN  INDUCED TO ENTER INTO THIS  AGREEMENT,  THE LOAN
DOCUMENTS AND THE TRANSACTIONS  CONTEMPLATED  HEREBY AND THEREBY BY, AMONG OTHER
THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS Section 12.09.

         Section 12.10 Headings.  Article and Section  headings and the Table of
                       --------
Contents used herein are for convenience of reference only, are not part of this
Agreement  and  shall  not  affect  the   construction  of,  or  be  taken  into
consideration in interpreting, this Agreement.

         Section 12.11  Confidentiality.  Each of the Administrative  Agent, the
                        ---------------
Issuing  Bank and the Lenders  agrees to  maintain  the  confidentiality  of the
Information (as defined below), except that Information may be disclosed (a)  to its and its Affiliates'  directors,  officers,  employees and agents,  including accountants,  legal  counsel and other  advisors (it being  understood  that the
Persons to whom such  disclosure  is made will be informed  of the  confidential
nature  of  such   Information   and   instructed   to  keep  such   Information
confidential), (b) to  the extent requested by any regulatory  authority, (c) to the extent  required by  applicable  laws or  regulations  or by any subpoena or similar legal  process,  (d) to  any other party to this  Agreement or any other
Loan Document, (e) in  connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this
Agreement or any other Loan Document or the  enforcement of rights  hereunder or thereunder, (f) subject to an agreement  containing provisions substantially the same as those of this Section 12.11,  to (i) any assignee  of or Participant in,

                                       88

or  any  prospective  assignee  of or  Participant  in,  any of  its  rights  or obligations under this Agreement or (ii) any actual or prospective  counterparty
(or its  advisors)  to any  Swap  Agreement  relating  to the  Borrower  and its obligations,  (g)  with the  consent of the  Borrower or (h) to  the extent such
Information  (i)  becomes publicly  available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent, the
Issuing Bank or any Lender on a  nonconfidential  basis from a source other than the Borrower.  For the purposes of this Section 12.11,  "Information"  means all
                                                         -----------
information  received from the Borrower or any Material  Subsidiary  relating to the Borrower or any Material  Subsidiary  and their  businesses,  other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential  basis prior to disclosure by the Borrower or a Material  Subsidiary;  provided that, in the case of information received from the Borrower or any Material  Subsidiary after the date hereof, such information is  clearly  identified  at the time of  delivery  as  confidential.  Any Person required to maintain  the  confidentiality  of  Information  as provided in this
Section 12.11 shall be considered to have complied with its  obligation to do so if  such  Person  has  exercised  the  same  degree  of  care  to  maintain  the confidentiality  of such  Information  as such  Person  would  accord to its own confidential information.

         Section  12.12  Interest  Rate  Limitation.  It is the intention of the
                         --------------------------
parties hereto that each Lender shall conform  strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender  under laws  applicable  to it  (including  the laws of the United
States of America  and the State of Texas or any other  jurisdiction  whose laws
may  be  mandatorily   applicable  to  such  Lender  notwithstanding  the  other
provisions of this Agreement),  then, in that event, notwithstanding anything to the  contrary in any of the Loan  Documents  or any  agreement  entered  into in connection with or as security for the Notes, it is agreed as  follows:  (i) the aggregate of all consideration  which constitutes  interest under law applicable to any Lender that is contracted  for, taken,  reserved,  charged or received by such Lender  under any of the Loan  Documents  or  agreements  or  otherwise  in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable  law, and any excess shall be canceled  automatically and if theretofore paid shall be credited by such Lender on the principal amount of the  Indebtedness  (or,  to the  extent  that  the  principal  amount  of the
Indebtedness shall have been or would thereby be paid in full,  refunded by such
Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated  by reason of an election of the holder  thereof  resulting from any
Event of  Default  under this  Agreement  or  otherwise,  or in the event of any required or  permitted  prepayment,  then such  consideration  that  constitutes interest  under law  applicable  to any Lender may never  include  more than the maximum  amount allowed by such  applicable  law, and excess  interest,  if any, provided for in this Agreement or otherwise shall be canceled  automatically  by such  Lender  as of  the  date  of  such  acceleration  or  prepayment  and,  if theretofore  paid,  shall be credited by such Lender on the principal  amount of
the  Indebtedness   (or,  to  the  extent  that  the  principal  amount  of  the
Indebtedness shall have been or would thereby be paid in full,  refunded by such
Lender to the  Borrower).  All sums paid or agreed to be paid to any  Lender for the use,  forbearance  or detention of sums due hereunder  shall,  to the extent permitted by law applicable to such Lender,  be amortized,  prorated,  allocated and spread  throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of  interest  on account of any Loans hereunder does not exceed the maximum amount allowed by such  applicable law. If at any time and from  time to time (i) the amount  of  interest  payable  to any
Lender on any date shall be computed at the Highest  Lawful Rate  applicable  to such Lender pursuant to this Section 12.12 and (ii)in respect of any  subsequent

                                       89

interest  computation  period the amount of interest  otherwise  payable to such
Lender would be less than the amount of interest payable to such Lender computed at the  Highest  Lawful  Rate  applicable  to such  Lender,  then the  amount of interest  payable  to  such  Lender  in  respect  of  such  subsequent  interest computation  period  shall  continue to be  computed at the Highest  Lawful Rate applicable  to such Lender  until the total  amount of interest  payable to such
Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest  had been  computed  without  giving effect to this  Section  12.12.  To the  extent  that  Chapter  303 of the Texas
Finance Code is relevant for the purpose of determining  the Highest Lawful Rate applicable  to a Lender,  such Lender elects to determine  the  applicable  rate ceiling  under such  Chapter by the weekly  ceiling from time to time in effect.
Chapter  346  of the  Texas  Finance  Code  does  not  apply  to the  Borrower's obligations hereunder.

         Section  12.13  EXCULPATION  PROVISIONS.  EACH  OF THE  PARTIES  HERETO
                         -----------------------
SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS  AND AGREES THAT IT IS CHARGED WITH NOTICE AND  KNOWLEDGE OF THE TERMS
OF THIS  AGREEMENT AND THE OTHER LOAN  DOCUMENTS;  THAT IT HAS IN FACT READ THIS
AGREEMENT AND IS FULLY  INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS,
CONDITIONS  AND  EFFECTS  OF THIS  AGREEMENT;  THAT IT HAS BEEN  REPRESENTED  BY
INDEPENDENT  LEGAL COUNSEL OF ITS CHOICE  THROUGHOUT THE NEGOTIATIONS  PRECEDING
ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN  DOCUMENTS;  AND HAS RECEIVED
THE ADVICE OF ITS ATTORNEY IN ENTERING  INTO THIS  AGREEMENT  AND THE OTHER LOAN
DOCUMENTS;  AND THAT IT RECOGNIZES  THAT CERTAIN OF THE TERMS OF THIS  AGREEMENT
AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT
IN SOME  ASPECTS  OF THE  TRANSACTION  AND  RELIEVING  THE  OTHER  PARTY  OF ITS
RESPONSIBILITY  FOR SUCH LIABILITY.  EACH PARTY HERETO AGREES AND COVENANTS THAT
IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY  PROVISION
OF THIS  AGREEMENT AND THE OTHER LOAN  DOCUMENTS ON THE BASIS THAT THE PARTY HAD
NO  NOTICE  OR  KNOWLEDGE  OF  SUCH  PROVISION  OR  THAT  THE  PROVISION  IS NOT
"CONSPICUOUS."

         Section 12.14  Existing  Credit  Agreement.  On the date of the initial
                        ---------------------------
funding,  the loans and other Debt of the  Borrower  under the  Existing  Credit
Agreement shall be paid in full with the proceeds of the initial funding and the commitments of the lenders  thereunder shall be superseded by this Agreement and terminated.  To the extent of  $3,000,000,  the Notes  represent  a renewal  and rearrangement  of the promissory  notes issued  pursuant to the Existing  Credit
Agreement.

                          [SIGNATURES BEGIN NEXT PAGE]

                                       90

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                               ST MARY LAND & EXPLORATION COMPANY

                                        By:/s/MILAM RANDOLPH PHARO
                                           -------------------------------
                                        Name: Milam Randolph Pharo
                                        Title:Vice President - Land & Legal

AGENTS AND LENDERS:                     WACHOVIA BANK, NATIONAL
                                        ASSOCIATION, Individually and as
                                        Administrative Agent

                                        By:/s/ PHILIP J TRINDER
                                           -------------------------------
                                        Name: Philip J. Trinder
                                        Title:Vice President

                                        BANK ONE, NA, Individually and as
                                        Co-Syndication Agent

                                        By:/s/ J SCOTT FOWLER
                                           -------------------------------
                                        Name:  J. Scott Fowler
                                        Title: Director, Capital Markets

                                        WELLS FARGO BANK, N.A., Individually
                                        and as Co-Syndication Agent

                                        By:/s/ LAURA BUMGARNER
                                           -------------------------------
                                        Name: Laura Bumgarner
                                        Title:Relationship Manager

                                        ROYAL BANK OF CANADA, Individually and
                                        as Co-Documentation Agent

                                        By:/s/ JASON YORK
                                           -------------------------------
                                        Name: Jason York
                                        Title:Manager

                                        COMERICA BANK-TEXAS, Individually and
                                        as Co-Documentation Agent

                                        By:/s/ THOMAS G RAJAN
                                           -------------------------------
                                        Name: Thomas G. Rajan
                                        Title:Vice President

                                        BNP PARIBAS

                                        By:/s/ DOUGLAS R LIFTMAN
                                           -------------------------------
                                        Name: Douglas R. Liftman
                                        Title:Managing Director

                                        By:/s/ BETSY JOCHER
                                           -------------------------------
                                        Name: Betsy Jocher
                                        Title:Vice President

                                        BANK OF SCOTLAND

                                        By:/s/ JOSEPH FRATUS
                                           -------------------------------
                                        Name: Joseph Fratus
                                        Title:First Vice President

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:/s/ MARK E THOMPSON
                                           -------------------------------
                                        Name: Mark E. Thompson
                                        Title:Vice President

                                        HIBERNIA NATIONAL BANK

                                        By:/s/ DARIA MAHONEY
                                           -------------------------------
                                        Name: Daria Mahoney
                                        Title:Vice President